1998 Annual Report

 .Pacific Select Fund





                                     [LOGO OF PACIFIC SELECT FUND
                                             APPEARS HERE]

                               TABLE OF CONTENTS

     PACIFIC SELECT FUND
     Chairman's Letter..................................................... A-1
     Performance Discussion................................................ A-2
     Independent Auditors' Report.......................................... B-1
     Financial Statements:
       Statements of Assets and Liabilities................................ B-2
       Statements of Operations............................................ B-4
       Statements of Changes in Net Assets................................. B-6
     Financial Highlights.................................................. B-10
     Schedules of Investments and Notes.................................... B-13
     Notes to Financial Statements......................................... B-58

                              PACIFIC SELECT FUND

Dear Shareholders:

 We are pleased to share with you the Pacific Select Fund (the "Fund") Annual Report dated December 31, 1998. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company ("Pacific Life").

 Pacific Life, as adviser to the Fund ("the Adviser"), manages two of the Portfolios of the Fund and has engaged other firms to serve as Portfolio Managers under Pacific Life's supervision for twelve of the Portfolios of the Fund. The Adviser, with input from each of these Portfolio Managers, has prepared the attached discussion of the results for each Portfolio for the period from January 1, 1998 to December 31, 1998 and the anticipated outlook for 1999.

 Pacific Life serves as Portfolio Manager for the Money Market Portfolio and the High Yield Bond Portfolio. Pacific Investment Management Company ("PIMCO") serves as Portfolio Manager for the Managed Bond Portfolio and the Government Securities Portfolio. Capital Guardian Trust Company ("Capital Guardian") serves as Portfolio Manager for the Growth Portfolio. Alliance Capital Management L.P. ("Alliance Capital") serves as Portfolio Manager for the Aggressive Equity Portfolio. Columbus Circle Investors ("CCI") served as Portfolio Manager for the Aggressive Equity Portfolio through April 30, 1998. Janus Capital Corporation ("Janus") serves as Portfolio Manager for the Growth LT Portfolio. J.P. Morgan Investment Management Inc. ("JPMIM") serves as Portfolio Manager for the Equity Income Portfolio and the Multi-Strategy Portfolio. Goldman Sachs Asset Management ("Goldman Sachs") serves as Portfolio Manager for the Equity Portfolio and the Bond and Income Portfolio. Greenwich Street Advisors, a division of Smith Barney Mutual Funds Management Inc. ("Greenwich") served as Portfolio Manager for the Equity Portfolio and the Bond and Income Portfolio through April 30, 1998. Bankers Trust Company ("Bankers Trust") serves as Portfolio Manager for the Equity Index Portfolio. Morgan Stanley Asset Management Inc. ("Morgan Stanley") serves as Portfolio Manager for the International Portfolio. Blairlogie Capital Management ("Blairlogie") serves as Portfolio Manager for the Emerging Markets Portfolio.

 We look forward to continued growth in assets in 1999 and beyond.

Sincerely,


/s/ THOMAS C. SUTTON

Thomas C. Sutton
Chairman and President
Pacific Select Fund

                  PACIFIC SELECT FUND PERFORMANCE DISCUSSION

Money Market Portfolio

Q: How did the Portfolio perform over the year ended December 31, 1998?

A: The Money Market Portfolio continued to outperform the IBC Money Fund Index ("IBC Index") during the second half of 1998. The Portfolio's total return for the year ended December 31, 1998 was 5.29%**, which exceeded the IBC Index's return of 5.04%* for the same period. The yield, measured during the seven day period ending December 31, 1998 was 4.81%**.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: Two main factors contributed to the Portfolio's outperformance of the IBC Index. Pacific Life's interest rate outlook of neutral to falling interest rates resulted in Portfolio holdings with a longer average maturity than the IBC Index, benefiting the Portfolio when three interest rate cuts were made to the Federal Fund's target interest rate. Also contributing to the Portfolio's performance were higher allocations to asset-backed commercial paper and corporate bonds. These securities not only offer a higher yield, but their longer maturities played well into the Portfolio's longer duration stance.

 The Portfolio experienced two challenging events in 1998. Precipitated by the Russian debt crisis at the end of August, market liquidity substantially decreased leading to a significant re-pricing of the yield curve. This resulted in the Portfolio holding a larger portion of very liquid, lower yielding commercial paper. Secondly, fund share redemptions increased liquidity needs and tempered our intention of increasing asset-backed securities and corporate bond holdings. However, during the fourth quarter, share fluctuations decreased sufficiently which allowed an increase in holdings of asset-backed commercial paper and corporate bonds.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: During the year, the Portfolio's holdings included firms such as Edison International and Pacific Gas & Electric, both in the electrical services industry, which continues to be a very solid and liquid sector. Additionally, many of the financial service companies, such as General Electric Capital Corporation, General Motors Acceptance Corporation, and the Associates Corporation provided excellent opportunities to improve liquidity and yield.

 Some firms were placed on credit watch and/or experienced rating downgrades during the year as a result of weakened financial conditions due to an increased leverage position, or acquisition, or merger related attention. Activity of this nature results in fewer commercial paper issues in which the Portfolio may invest.

Q: What is your outlook for 1999?

A: We expect the first part of 1999 to exhibit greater interest rate stability with yields remaining at or near current levels. This environment should support our efforts to extend investment maturities. We share the consensus that U.S. growth will somewhat slow in 1999 and also plan to closely monitor uncertainty in the Brazilian economy and how it effects the U.S. markets. During the last half of 1998, the Portfolio's holdings of corporate bonds and asset-backed commercial paper were increased and we expect to continue to pursue this yield enhancing strategy during 1999.

High Yield Bond Portfolio

Q: How did the Portfolio perform over the year ended December 31, 1998?

A: After underperforming the CS First Boston High Yield Bond Index ("CS First Boston Index") in the first half of 1998, the Portfolio rebounded strongly with a 2.46%** total return for the year ended December 31, 1998, significantly outperforming the 0.58%* return of the CS First Boston Index and underperforming the 9.47%* return of the Lehman Brothers Government/ Corporate Bond Index.

                            Performance Comparison

 ___  High Yield Bond Portfolio
 ---  CS First Boston Index
 ___  Lehman Brothers Government/Corporate Bond Index

                       [PERFORMANCE GRAPH APPEARS HERE]

1/31/89  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98
-----------------------------------------------------------------------------------------------------------
 10,000    10,415    10,454    13,024    15,462    18,247    18,322    21,782    24,241    26,531    27,184
-----------------------------------------------------------------------------------------------------------
 10,000    10,040     9,400    13,513    15,766    18,747    18,566    21,797    24,503    27,597    27,758
-----------------------------------------------------------------------------------------------------------
 10,000    11,422    12,368    14,363    15,453    17,158    16,556    19,740    20,314    22,297    24,410
-----------------------------------------------------------------------------------------------------------

          Average Annual Returns for Periods Ended December 31, 1998

                             1 year  5 years  10 years
                             ------  -------  --------
High Yield Bond Portfolio**  2.46%    8.30%    10.52%
CS First Boston Index*       0.58%    8.16%    10.74%
Lehman Brothers Index*       9.47%    7.30%     9.34%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns and 7-day yield do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: The Portfolio had a higher weighting in the upper-tier segment of the high yield bond market as compared with the CS First Boston Index, and issues of higher quality outperformed lower quality issues for the year. Also, the Portfolio was overweight in three of the top performing sectors--aerospace, hotel/lodging, and media. In addition, the Portfolio had a lower weighting in the chemicals, packaging and metals sectors versus the CS First Boston Index, all of which were negatively affected during the year by weak commodity prices.

 Two factors that negatively affected performance of the Portfolio versus the CS First Boston Index during the first half of the year were its higher exposure to Southeast Asia, and strong performance of the lower tier of the high yield bond market (in which the Portfolio was underweighted).

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Jacor and Vanguard Cellular bonds benefited from acquisitions during the year. Jacor, a radio broadcaster, was acquired by Clear Channel Communications, an investment grade company. Vanguard Cellular was acquired by American Telephone & Telegraph ("AT&T") and the bonds were tendered at a spread of 75 basis points. Consolidation in the United Kingdom cable and telecommunication markets helped another holding, Telewest.

 On the other hand, lower commodity prices took their toll on the performance of many companies in several sectors of the high yield bond market. The energy sector was particularly hard hit with lower oil and gas prices. As a result, Portfolio holdings Forcenergy and Grey Wolf reported disappointing results for the year.

Q: What is your outlook for 1999?

A: Pacific Life's outlook for high yield bonds is favorable. A disruption in emerging markets or a decline in equity markets could cause us to change our view, however, our stance is based on the high yield bond market trading at a very attractive spread to Treasury securities. Also, we believe that economic conditions will remain favorable even with an expected slowdown in gross domestic product. Currently inflation is low, unemployment fell to a 28 year low of 4.3% in December 1998, and interest rates are low. In addition, mutual funds and collateralized bond obligations should continue to have a strong demand for high yield bonds.

Managed Bond and Government Securities Portfolios

Q: How did the Portfolios perform over the year ended December 31, 1998?

A: The total return for the Managed Bond Portfolio for the year ended December 31, 1998 was 9.20%** versus 9.47%* for the Lehman Brothers Government/Corporate Bond Index. The total return for the Government Securities Portfolio for the year ended December 31, 1998 was 9.24%** versus 9.85%* for the Lehman Brothers Government Bond Index.

                             Performance Comparison

___  Managed Bond Portfolio
---  Lehman Brothers Government/Corporate Bond Index

                        [PERFORMANCE GRAPH APPEARS HERE]

1/31/89   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
---------------------------------------------------------------------------------------------------------------------
 10,000     11,472     12,449     14,571     15,835     17,677     16,907     20,126     20,984     23,067     25,189
---------------------------------------------------------------------------------------------------------------------
 10,000     11,422     12,368     14,363     15,453     17,158     16,556     19,740     20,314     22,297     24,410
---------------------------------------------------------------------------------------------------------------------

           Average Annual Returns for Periods Ended December 31, 1998

                          1 Year 5 Years 10 Years
                          ------ ------- --------
Managed Bond Portfolio**  9.20%   7.34%   9.68%
Lehman Brothers Index*    9.47%   7.30%   9.34%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


                             Performance Comparison

 ___  Government Securities Portfolio
 ---  Lehman Brothers Government Bond Index

                        [PERFORMANCE GRAPH APPEARS HERE]

1/31/89   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
---------------------------------------------------------------------------------------------------------------------
 10,000     11,458     12,375     14,437     15,522     17,198     16,323     19,393     19,965     21,858     23,877
---------------------------------------------------------------------------------------------------------------------
 10,000     11,423     12,420     14,322     15,357     16,994     16,420     19,432     19,972     21,885     24,041
---------------------------------------------------------------------------------------------------------------------

       Average Annual Returns for Periods Ended December 31, 1998

                                   1 Year 5 Years 10 Years
                                   ------ ------- --------
Government Securities Portfolio**  9.24%   6.78%   9.09%
Lehman Brothers Index*             9.85%   7.18%   9.17%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

Q: What were some of the positive and negative factors which affected the Portfolios' performance during the year?

A: Interest rates fell by more than one percent for two, five and ten year Treasury bonds in 1998 as low inflation and global financial turmoil boosted demand for U.S. Treasury securities. The yield on the benchmark 30-year Treasury bond fell during the year to close at 5.09% on December 31, 1998. Portfolios with above-benchmark duration, or sensitivity to interest rate changes, strongly benefited from the fall in interest rates.

 Following Russia's currency devaluation in August, concern about further currency devaluations and weak Asian economies caused investors to be wary of investments which had credit risk. The heightened caution substantially reduced liquidity in most bond markets and also reduced returns on non-Treasury bonds. Interest rate cuts by the Federal Reserve and other central banks beginning in late September stabilized the markets and restored liquidity. However, by year-end investors expected increased returns as compensation for holding corporate and emerging markets debt in the face of lingering financial market uncertainty.

 In this environment, a higher-than-index duration, or sensitivity to interest rates, added to returns for both the Managed Bond Portfolio and the Government Securities Portfolio. Holdings of high-yielding pass-through and collateralized mortgage-backed securities also proved to be beneficial for both Portfolios during 1998. However, a small position in high-quality emerging market bonds proved to be detrimental to the Managed Bond Portfolio's returns as this sector fared poorly in 1998 amid global financial turmoil.

Q: Can you discuss some of the types of securities which performed well and those which reported disappointing results?

A: Relatively modest holdings of corporate bonds in both the Managed Bond Portfolio and Government Securities Portfolio helped returns during 1998 as investment-grade corporate bonds generally underperformed Treasury securities. Small holdings of non-investment grade debt in the Managed Bond Portfolio proved to be a modest negative as they also underperformed Treasury securities during the year.

Q: What is your outlook for 1999?

A: Looking ahead, PIMCO expects the U.S. economy to slow sharply over the next six to nine months, with growth averaging less than one percent on an annualized basis, as consumers spend less amid slower employment growth and potential weakness in the stock market. Currently, the Federal Reserve has room to ease interest rates further and will probably do so. Inflation is expected to trend lower, averaging about one percent, as wage growth slows and the effects of low commodity prices work their way through the economy. In this environment we expect to keep a large portion of each of the Managed Bond and Government Securities Portfolios assets invested in Treasury bonds, with a focus on short and intermediate maturities. In addition, continuing emphasis will be placed on mortgage-backed bonds as a prudent way to enhance yield, while also looking for select opportunities in corporate debt and non-U.S. markets, as appropriate.

Growth Portfolio

Q: How did the Portfolio perform over the year ended December 31, 1998?

A: The Growth Portfolio's total return for the year ended December 31, 1998 was 2.69%** versus -2.55%* for the Russell 2000 Small Stock Index ("Russell 2000 Index") and 28.58%* for the Standard & Poor's 500 Total Return Index ("S&P 500 Index") for the same period.

                            Performance Comparison

 ___  Growth Portfolio
 ---  Russell 2000 Index
 ___  S&P 500 Index

                       [PERFORMANCE GRAPH APPEARS HERE]

1/31/89  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98
-----------------------------------------------------------------------------------------------------------
 10,000    13,495    11,161    15,531    18,719    22,820    20,426    25,687    31,752    41,366    42,479
-----------------------------------------------------------------------------------------------------------
 10,000    11,624     9,357    13,666    16,183    19,240    18,889    24,262    28,262    34,584    33,703
-----------------------------------------------------------------------------------------------------------
 10,000    13,170    12,761    16,640    17,907    19,699    19,950    27,469    33,775    45,043    57,914
-----------------------------------------------------------------------------------------------------------

          Average Annual Returns for Periods Ended December 31, 1998
                    1 Year 5 Years 10 Years
                    ------ ------- --------
Growth Portfolio**   2.69% 13.23%   15.56%
Russell Index*      -2.55% 11.86%   12.92%
S&P Index*          28.58% 24.06%   19.19%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: The dominant event for the stock market in 1998 actually occurred in October of 1997--the Asian financial crisis, which set in motion two related series of events

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

that carried over into 1998. The first chain of events started with the drop in Asian economic activity that followed the Asian financial crisis. With financing scarce following the crisis, the economies of Asia went into a significant recession. This cut demand for globally traded commodities enough to tip most commodities from a tight supply/demand situation to a position of significant oversupply. The price of almost all commodities then dropped significantly. This broad collapse in commodity pricing was calamitous for sellers of commodities and for economies/countries that are dependent upon commodity sales. Thus, in 1998, the currencies and stock markets of Australia, New Zealand, Canada, Norway and Russia struggled. Russia, which depended upon the export of oil and metals for essentially all of its hard currency earnings, was especially hard hit. By March of 1998, Russia was searching for financial aid from the world's institutions; by July it wasn't making payments on its foreign debts; and in August, Russia defaulted.

 The second and related chain of events set in motion by the Asian financial crisis was a loss of tolerance for risk by the world's financial markets--in the wake of losses in Asia suddenly no one was willing to accept uncertainty. Investors seemingly decided that they would restrict themselves to owning only the biggest and most liquid stocks. Thus, the performance of the largest and most liquid stocks far exceeded that of smaller and less liquid stocks. The result was negative returns for small capitalization stocks for the first 9 months of 1998. Many hedge funds, led by Long Term Capital Management ("LTCM"), noted that the risk premiums implied by market valuations were extraordinarily high and positioned their portfolios to bet that risk premiums would return, sooner or later, to normal levels. Unfortunately for these hedge funds, the Russian default in August sent risk premiums even higher, causing many hedge funds to sustain heavy losses, at least on paper. LTCM realized in late August that it was, on paper, near bankruptcy and approached its bankers to secure additional financing. As word spread through September that LTCM, and perhaps other hedge funds, were near bankruptcy, the financial markets began to panic at the thought of the hedge funds facing a forced liquidation. By the first week of October, the broad equity indices had all corrected at least 20% from their July (pre Russia default, pre-LTCM threat) levels, and small capitalization stock indices were down over 30%. Fortunately, the creditors of LTCM, encouraged by the Federal Reserve, were able to agree on an orderly takeover of LTCM that avoided the need to liquidate its portfolio, thus averting a financial market meltdown. This set the stage for a strong market recovery through the fourth quarter of 1998.

 The poor performance of U.S. small capitalization stocks compared to U.S large capitalization stocks in 1998 was noteworthy in two respects: it was the worst year of relative performance since the Russell 2000 Index was first published in 1979, and it was the fifth consecutive year of underperformance. Some investors seem to believe that, by definition, good companies are found in the S&P 500 Index, and the Russell 2000 Index consists of also-rans.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: The rebound in small cap stocks in the fourth quarter was led by technology stocks, a sector which continues to be dominated by smaller, faster growing companies. The proliferation of lower cost computers for consumers and electronic equipment upgrades for businesses led the data processing and reproduction and electronic components segments of the technology sector higher. Companies such as Macromedia, Inc., which develops Internet and multimedia authoring tools, and Novellus and Security Dynamics, both electronic hardware companies, benefited from the strong performance of technology stocks and had a positive impact on portfolio returns. Telecommunications holdings showed mixed results, with companies such as Viatel performing well, while other holdings such as Aspect Telecommunications underperformed. Pharmaceutical stocks such as Gilead Sciences, which produce drugs used to treat viral diseases such as AIDS and hepatitis, were also strong performers.

 Sectors that underperformed during the quarter included commodity-related raw materials industries, such as oil and chemicals. Holdings in the portfolio such as KN Energy and Dynegy, both natural gas companies, underperformed as a result.

 Investors punished financial institutions in 1998 over concerns of banks' exposure to developing markets and the effects an economic slowdown would have on their earnings. Bank United Corp, Community First Bankshares and Harbor Florida Bancshares all underperformed in the portfolio.

Q: What is your outlook for 1999?

A: Looking forward we are more optimistic. Much of the superior performance of large capitalization stocks in the past five years has been driven by superior relative earnings. We think that will change in 1999, principally because larger companies are more exposed to economic weakness abroad. Many S&P 500 Index heavyweights announced earnings disappointments in the past several weeks and we expect that to continue in 1999. It may be that the Russell 2000 Index earnings next year will be less disappointing rather than robust, relative to the S&P 500 Index earnings. In spite of this, we believe since the valuation gap is so wide today, that should be sufficient for substantial outperformance.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

 As bottom-up managers, Capital Guardian invests where we see value in individual issues. Though investors generally seem intent on avoiding, even punishing, small capitalization stocks, we are positive about the immediate future and have taken advantage of recent opportunities to purchase at favorable prices those companies in which we have high degrees of conviction.

Aggressive Equity Portfolio

Q: How did the Portfolio perform over the year ended December 31, 1998?

A: For the year ended December 31, 1998, the portfolio returned 13.22%** compared with a -2.55%* return for the Russell 2000 Index, a 28.58%* return for the S&P 500 Index, and a 0.38%* return for the Russell 2500 Index. Alliance Capital assumed investment management responsibilities for the Portfolio on May 1, 1998.

                            Performance Comparison

 ___  Aggressive Equity Portfolio
 ---  Russell 2000 Index
 ___  S&P 500 Index
 ---  Russell 2500 Index


                       [PERFORMANCE GRAPH APPEARS HERE]

           4/30/96     12/31/96      12/31/97       12/31/98
           -------------------------------------------------
            10,000       10,786        11,194         12,673
           -------------------------------------------------
            10,000       11,084        13,563         13,217
           -------------------------------------------------
            10,000       11,670        15,564         20,011
           -------------------------------------------------
            10,000       11,245        13,983         14,037
           -------------------------------------------------

         Average Annual Returns for the Period Ended December 31, 1998

                               1 Year
                               ------
Aggressive Equity Portfolio**  13.22%
Russell 2000 Index*            -2.55%
S&P Index*                     28.58%
Russell 2500 Index*             0.38%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: During 1998, the market experienced very strong performance from a select group of large capitalization growth stocks. First, the earnings of the top twenty growth stocks rose, in aggregate, 15% in 1998 while those of the remaining 480 S&P 500 Index stocks declined 6%. Second, a return on equity proxy underlying the earnings of those large growth companies expanded to a premium to the other 480 companies of three times the thirty year average. We believe that the Portfolio's performance is suggestive of a Portfolio well positioned for a turning of the tide for smaller capitalization stocks.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Strong performers for the twelve months ending December 31, 1998 included companies within the cable and broadcasting industry such as Cablevision and TCI Ventures, which benefited strongly from recognition of the potential of the cable television infrastructure for delivery of the Internet; technology companies such as Ceridian which continued, especially in its payroll business, to deliver accelerating revenue and expanding margins; Novell, which is early on in a powerful turnaround with better than expected demand for its network operating software becoming evident; and Steris, a healthcare technology company which continues to dominate the market for hospital and non-hospital medical sterilization and has effectively integrated one large and a few smaller acquisitions.

 Disappointing performers included Sola International, whose demand for their vision products failed to meet their plan, resulting in an earnings shortfall; and in general, companies within the basic industry and energy categories such as Georgia Gulf.

Q: What is your outlook for 1999?

A: Alliance Capital's economic forecast foresees continued expansion of U.S. gross domestic product at greater than 2% with stable inflation and interest rates. We see moderate improvement in Asian economic performance and continued European expansion. In our opinion, virtually all the current Portfolio holdings represent a compelling combination of growth and price and/or emerging positive business dynamics, most often largely independent of the current difficult earnings climate. In combination with a growing economy, a significant valuation gap with the large growth companies and time and patience, stock market recognition in the form of price performance should come to the Portfolio.

Growth LT Portfolio

Q: How did the Portfolio perform over the year ended December 31, 1998?

A: For the year ended December 31, 1998, the total return for the Growth LT Portfolio was 58.29%** versus a return of 28.58%* for the S&P 500 Index and a 0.38%* return for the Russell 2500 Index.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

                            Performance Comparison

___  Growth LT Portfolio
---  S&P 500 Index
___  Russell 2500 Index

                       [PERFORMANCE GRAPH APPEARS HERE]

                             1/31/94     12/31/94     12/31/95     12/31/96     12/31/97     12/31/98
                             ------------------------------------------------------------------------
                              10,000       11,326       15,489       18,254       20,255       32,060
                             ------------------------------------------------------------------------
                              10,000       10,127       13,944       17,145       22,865       29,399
                             ------------------------------------------------------------------------
                              10,000        9,894       13,030       15,512       19,290       19,364
                             ------------------------------------------------------------------------

          Average Annual Returns for Periods Ended December 31, 1998

                       1 Year 3 Years
                       ------ -------
Growth LT Portfolio**  58.29% 27.45%
S&P Index*             28.58% 28.27%
Russell Index*          0.38% 14.11%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: During the first half of 1998 strong corporate earnings and benign inflation propelled equity securities to new records. Although the Portfolio remained widely diversified across a variety of industries, its holdings in select technology names, such as Dell Computer and Microsoft, led to the Portfolio's superior performance. In late summer, disparaging events in emerging markets, such as Russia and Brazil, and continued economic apathy along the Pacific Rim, prompted a substantial market correction. The resulting "flight-to-quality" caused a credit crunch, which forced the Federal Reserve to cut interest rates three times by year end. This added liquidity allayed fears of a global recession and stocks rallied for the remainder of the year. In December, the rally narrowed significantly as the market embraced technology stocks, benefiting the Portfolio, which finished the year well ahead of its two benchmark indices.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Janus believes in the quality of the Portfolio's holdings, particularly those in the cable and telecommunications industries such as Time Warner, Comcast, and Nokia--all of which performed exceptionally well throughout the year. Additionally, we have found many compelling investment opportunities in the Internet sector, such as Amazon.com and America Online. As reports confirmed the robust growth of Internet traffic and shopping during the latter part of the year, Internet stocks continued to post spectacular results. While we were generally pleased with the overall performance of the Portfolio, its biggest disappointment of the year came in July when Parametric Technology announced surprisingly weak earnings as a result of slower than expected sales from a new product launch. Consequently, the position has been liquidated.

Q: What is your outlook for 1999?

A: Looking ahead to 1999, we believe that the possibility of slower domestic growth is very real. As such, many businesses might find the prevailing economic climate somewhat inhospitable resulting in flat to negative earnings growth for many companies. Because of this, we believe that the Portfolio may need to pay substantial premiums in 1999 to gain access to the companies that Janus pursues as holdings: companies with solid earnings prospects and positive fundamentals.

Equity Income and Multi-Strategy Portfolios

Q: How did the Portfolios perform over the year ended December 31, 1998?

A: The total return for the Equity Income Portfolio for the year ended December 31, 1998 was 24.18%** versus the S&P 500 Index return of 28.58%*. The Multi-Strategy Portfolio's total return was 18.17%** for the year ended December 31, 1998, compared to the S&P 500 Index 28.58%* return and the Lehman Brothers Aggregate Bond Index 8.67%* return.

                            Performance Comparison

___  Equity Income Portfolio
---  S&P 500 Index

                       [PERFORMANCE GRAPH APPEARS HERE]


1/31/89   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
---------------------------------------------------------------------------------------------------------------------
 10,000     12,923     11,948     15,704     16,544     17,916     17,865     23,520     28,090     36,126     44,864
---------------------------------------------------------------------------------------------------------------------
 10,000     13,170     12,761     16,640     17,907     19,699     19,950     27,469     33,775     45,043     57,914
---------------------------------------------------------------------------------------------------------------------

          Average Annual Returns for Periods Ended December 31, 1998

                           1 Year 5 Years 10 Years
                           ------ ------- --------
Equity Income Portfolio**  24.18% 20.15%   16.19%
S&P Index*                 28.58% 24.06%   19.19%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

                             Performance Comparison

___  Multi-Strategy Portfolio
---  S&P 500 Index
___  Lehman Brothers Aggregate Bond Index

                       [PERFORMANCE GRAPH APPEARS HERE]


1/31/89   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
---------------------------------------------------------------------------------------------------------------------
 10,000     12,341     12,160     15,082     15,921     17,393     17,132     21,460     24,157    28,898      34,149
---------------------------------------------------------------------------------------------------------------------
 10,000     13,170     12,761     16,640     17,907     19,699     19,950     27,469     33,775    45,043      57,914
---------------------------------------------------------------------------------------------------------------------
 10,000     11,472     12,499     14,500     15,575     17,095     16,596     19,662     20,373    22,342      24,286
---------------------------------------------------------------------------------------------------------------------

           Average Annual Returns for Periods Ended December 31, 1998

                            1 Year 5 Years 10 Years
                            ------ ------- --------
Multi-Strategy Portfolio**  18.17% 14.44%   13.07%
S&P Index*                  28.58% 24.06%   19.19%
Lehman Brothers Index*       8.67%  7.27%    9.26%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


Q: What were some of the positive and negative factors which affected the Portfolios' performance during the year?

A: U.S. stock markets staged an impressive rise during the fourth quarter of 1998, driving results for the full year and extending the S&P 500 Index's streak of 20% plus returns to an unprecedented four years. Liquidity flooded financial markets as the Federal Reserve cut interest rates three times in the space of six weeks in September, October, and November. As such, early fourth quarter stock market advances were fairly broad based. However, gains that elevated the S&P 500 Index to a record 1241 became increasingly more narrow as analysts lowered earnings expectations and as interest rates stagnated.

 The equity market ended a very volatile year in a rally driven by size and growth. The largest 50 stocks in the S&P 500 Index outperformed the rest of the market, gaining 40% versus the 17% for the other 450 stocks in the index. The top market-capitalization quintile (above $18 billion) was the only market-capitalization segment within the S&P 500 Index to outperform during the year. Moreover, relative performance deteriorated steadily with declining market capitalization, with the mid- to small-tiers lagging the S&P 500 Index in excess of 20%. So while the Index closed the year near its all-time high, the average stock in the Index finished 19% below its 52-week high. Following another well-established trend, growth stocks beat value stocks by a wide margin in 1998: the Standard & Poor's Growth Index was up 42%, well ahead of a 15% gain in the Standard & Poor's Value Index.

 The persistence of these patterns has led to a very narrow market--a challenging environment for active managers, particularly those relying on valuation-driven stock selection techniques. Against this backdrop, the Equity Income Portfolio and Multi-Strategy Portfolio delivered very solid results.

 Although stocks were viewed overvalued relative to bonds in the first half of the year, the Multi-Strategy Portfolio closed the fourth quarter with an allocation of 63% stocks, 33% fixed income, and 4% cash, keeping close to the normal allocation of 60% stocks and 40% bonds. The Portfolio's performance benefited from adding to corporate debt and mortgage-backed securities holdings during the year. In addition, our decision to maintain the Portfolio's longer than average duration position also contributed positively to performance. The Portfolio's allocation to U.S. Treasury securities in the third quarter enhanced returns as investors fled to quality' from the continued Asian contagion. As corporate debt and mortgage-backed securities performed particularly well toward the end of the year, J.P. Morgan modestly reduced the Portfolio's exposure. We actively traded residential mortgages as they offered tactical opportunities at year end.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Stock selection in the technology sector proved favorable in 1998. Within the S&P 500 Index, technology was one of only four sectors to outperform for the year. Prospects for growth appeared better, particularly as the personal computer industry worked its way through an inventory correction. The belief that the year 2000 would be a net boost to technology spending, at least for the first half of 1999, also emboldened investors. Meanwhile, the price of Internet stocks scaled new heights amid frenzied trading, and offered a new rationale for multiple expansion among some of the larger, more established technology companies including EMC Corporation, Sun Microsystems, Compaq Computer, and IBM--all overweight positions versus the S&P 500 Index in both Portfolios.

 Holdings in the consumer stable sector also boosted performance. Anheuser Busch shares rallied on news of volume and pricing gains; and Philip Morris stock rose with the announcement of a tobacco settlement.

 Energy stocks were among the weaker constituents of the S&P 500 Index as well as of the Portfolios. Late-breaking potential catalysts in 1998, including Exxon's $75 billion acquisition of Mobil, as well as the attack on Iraq, failed to reinvigorate interest in the sector as oil prices remained depressed. Both Portfolios' holdings skewed towards refining (Tosco and Valero Energy), and oil service stocks (Input/Output) detracted from

---------------
  * All indices are unmanaged. Sources for indices: Ibbostson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

performance as shares of large, integrated oil companies fared better in this environment.

Q: What is your outlook for 1999?

A: For 1999, J.P. Morgan expects moderation with respect to earnings, economic growth, and share price appreciation. Positive seasonal trends and monetary conditions should support the market as we enter the new year. However, any one of a host of macro uncertainties has the potential to deflect stocks from extending their recent gains: the impeachment of the President, the impact of the Euro, the year 2000 issue, or further international financial turmoil or international hostilities.

Equity Portfolio
----------------

Q: How did the Portfolio perform over the year ended December 31, 1998?

A: The Equity Portfolio's total return for the year ended December 31, 1998 was 30.28%**, outpacing the S&P 500 Index return of 28.58%*, while underperforming the Russell 1000 Growth Index return of 38.71%*. Goldman Sachs assumed management responsibilities for the Portfolio on May 1, 1998.

                             Performance Comparison
                             ----------------------

___ Equity Portfolio
--- S&P 500 Index
___ Russell 1000 Index

                        [PERFORMANCE GRAPH APPEARS HERE]


1/31/89  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98
-----------------------------------------------------------------------------------------------------------
 10,000    13,013    12,682    16,453    17,494    20,303    19,720    24,413    31,256    36,941    48,134
-----------------------------------------------------------------------------------------------------------
 10,000    13,170    12,761    16,640    17,907    19,699    19,950    27,469    33,775    45,043    57,914
-----------------------------------------------------------------------------------------------------------
 10,000    13,594    13,558    19,139    20,097    20,680    21,229    29,122    35,854    46,788    64,902
-----------------------------------------------------------------------------------------------------------

           Average Annual Returns for Periods Ended December 31,1998
           ---------------------------------------------------------

                    1 Year 5 Years 10 Years
                    ------ ------- --------
Equity Portfolio**  30.28% 18.84%   17.00%
S&P Index*          28.58% 24.06%   19.19%
Russell Index*      38.71% 25.70%   20.57%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: The positive momentum of the U.S. equity markets was inspired largely by the Federal Reserve Board's successive interest rate cuts, which eased the credit crunch in capital markets and relieved concerns about global financial conditions. Gains for the year ended December 31, 1998 were primarily attributable to a narrow segment of the equity market. For the year, the top five stocks in the S&P 500 Index created 24% of the Portfolio's total return, and the top fifty stocks in the Index accounted for 82% of the Portfolio's total return. Because the Portfolio seeks sector weightings and distribution among size categories close to those of the Russell 1000 Growth Index, the Portfolio benefited from its large capitalization tilt.

 Since assuming management responsibilities for the Portfolio, Goldman Sachs has employed an investment strategy which considers three investment themes: value, momentum, and low risk. As witnessed for most of 1998, the markets favored mega-capitalization, growth companies. Consequently, the Portfolio's tilt toward value-oriented stocks diminished the Portfolio's returns relative to the Russell 1000 Growth Index.

 Goldman Sachs' quantitative stock selection process seeks out stocks with positive momentum that also appear to be good values ("CORE strategy"). Based on rigorous testing of variables which have led to excess returns in the past, Goldman Sachs' CORE strategy prefers stocks with positive momentum, lower-than-average risk, attractive valuations, and favorable analyst opinions. However, in September and October, the strongest performing stocks were those with high valuations, poor momentum, and poor analyst ratings. These characteristics are opposite from what we would normally seek, thus adversely affecting the Portfolio's performance. As expected, conventional wisdom prevailed with time and stocks with positive momentum came back in November and were strong in December. Only our lower-than-average risk strategy produced disappointing returns.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: The sectors that drove the Russell 1000 Growth Index returns included consumer staples, commercial services, technology, telecommunications and transportation. Technology's high weighting in the Russell 1000 Growth Index (more than 24%) combined with strong returns made it the biggest contributor. The only sector within the Russell 1000 Growth Index to post a negative return was

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.
 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

energy. Goldman Sachs' management team does not take size or sector bets, thus enabling participation in market-wide moves. We seek to add value to the Portfolio versus its benchmark indices by individual stock selection.

 At the individual stock level, the Portfolio benefited from positive performance of many of its top holdings and from a wide range of sectors. Notable outperformers in the technology sector include Lucent Technologies, Cisco Systems and Intel Corporation. In the consumer staples group, multinational companies offering the benefit of global opportunities also did well, including Pepsico, Incorporated and Procter & Gamble Corporation. At year end, the Portfolio was overweighted versus the Russell 1000 Growth Index in commercial services, where companies such as America Online, a top Internet service provider, which benefits from a recurring revenue stream and strong market dominance, offers good investment potential for the long-term growth investor. The Portfolio was also overweighted versus the Russell 1000 Growth Index in pharmaceutical stocks, which ended the year underperforming the market, as there was a rotation out of this sector and into the technology sector. However, companies such as Pfizer have exhibited strong performance for 1998 and we have confidence in their long-term profitability.

Q: What is your outlook for 1999?

A: Although Goldman Sachs does not make market predictions, our third quarter projection that poor performance is usually followed by better-than-average performance proved to be correct in the fourth quarter of 1998. Looking ahead, we anticipate that 1999 will predominantly be a year of transition, with growth slowing as the year progresses, and interest rates dropping after the first half of the year. We intend to maintain our disciplined, long-term approach to equity investing in the Portfolio. Despite possible continued volatility in the U.S. equity markets throughout 1999, we believe in our strategy of selecting stocks with positive momentum, lower-than-average risk, attractive valuations and favorable analyst opinions.

Bond and Income Portfolio

Q: How did the Portfolio perform over the year ended December 31, 1998?

A: For the year ended December 31, 1998, the Bond and Income Portfolio total return was 8.97%**, underperforming the Lehman Brothers Long-Term
Government/Corporate Bond Index return of 11.76%*, while outperforming the Lehman Brothers Aggregate Bond Index return of 8.67%*. Goldman Sachs assumed management responsibilities for the Portfolio on May 1, 1998.

                             Performance Comparison

 ___  Bond and Income Portfolio
 ---  Lehman Brothers Government/Corporate LT Index
 ___  Lehman Brothers Aggregate Bond Index


                       [PERFORMANCE GRAPH APPEARS HERE]

1/31/89  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98
-----------------------------------------------------------------------------------------------------------
 10,000    11,704    12,087    15,027    16,242    19,391    17,769    23,758    23,566    27,412    29,872
-----------------------------------------------------------------------------------------------------------
 10,000    11,754    12,511    14,953    16,230    18,853    17,517    22,763    22,626    25,910    28,961
-----------------------------------------------------------------------------------------------------------
 10,000    11,472    12,499    14,500    15,575    17,095    16,596    19,662    20,373    22,342    24,286
-----------------------------------------------------------------------------------------------------------

           Average Annual Returns for Periods Ended December 31,1998

                                  1 Year 5 Years 10 Years
                                  ------ ------- --------
Bond and Income Portfolio**        8.97%  9.03%   11.57%
Lehman Brothers G/C LT Index*     11.76%  9.12%   11.30%
Lehman Brothers Aggregate Index*   8.67%  7.27%    9.26%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: In the U.S. fixed income markets, 1998 will be remembered as a year of market volatility. After setting a record pace during the first half of the year, recovering from the emerging markets meltdown of late 1997, the markets were roiled again during the third quarter by another round of emerging market induced instability in the global financial markets. One of the most notable changes in the market since Goldman Sachs assumed management of the Portfolio is the degree to which U.S. interest rate expectations have become more vulnerable to outside influences. As investors sought the relative safety and liquidity of Treasury securities, following the devaluation of the Russian ruble, non-Treasury spreads widened significantly in the second and third quarters of 1998.

Q: Can you discuss some of the types of securities/sectors which performed well and those which reported disappointing results?

A: Our general investment strategy for the Portfolio de-emphasizes Treasury securities in favor of higher yielding

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

fixed income alternatives with enhanced total potential return. As such, over the course of 1998 Treasury and Agency securities in the Portfolio were overweighted relative to the Lehman Brothers Long Term Government/Corporate Bond Index and mortgage, corporate, asset-backed and emerging market debt securities were underweighted.

 In the mortgage-backed sector, Goldman Sachs maintains a bias toward strategically overweighting the sector should further cheapening materialize. Mortgage pass-throughs continued tightening from their widest levels by the end of 1998, offering attractive spreads versus both Treasury securities and swaps. With regard to the corporate sector, despite year-end lethargy and heavy new issuance ($25 billion), liquidity continued to improve and investor demand remained strong. At year end, the Portfolio was close to a neutral position relative to the corporate sector of the Lehman Brothers Long Term Government/Corporate Bond Index. We have also found value in the asset-backed securities market. The sector remains generally well insulated from global credit concerns, given its inherent cash flow stability and strong structural credit protection.

 At year end 1998, we maintained a slight position in emerging market debt in the Portfolio. The outlook for emerging market debt depends largely on Brazil's ability to implement the announced policy measures and reduce interest rates, which in turn will require a fairly benign global financial landscape. The continued strength of the Japanese yen has enabled other Asian countries to dramatically lower interest rates without additional currency weakness, and has thereby improved the outlook for economic growth in the region. However, it bodes poorly for Japan's economy and prospects for escaping a deflationary spiral.

Q: What is your outlook for 1999?

A: Goldman Sachs' outlook for 1999 bond markets is one of slowing economic growth and subdued inflation, creating a favorable market for bonds globally. In the short-run, we anticipate that monetary policy will remain on hold, and short-term interest rates and Treasury bond rates will raise slightly. Longer term, assuming that growth does slow, we believe the Federal Reserve may ease further and interest rates are likely to move lower.

Equity Index Portfolio

Q: How did the Portfolio perform over the year ended December 31, 1998?

A: For the year ended December 31, 1998, the total return for the Equity Index Portfolio was 28.45%** versus 28.58%* for the S&P 500 Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: The Equity Index Portfolio is an index portfolio that seeks to replicate the risk and return characteristics of the S&P 500 Index. Therefore, Bankers Trust's commentary is structured around what happened in the S&P 500 Index.

 Fourth quarter 1998 returns, the strongest in some 20 years, for most major large capitalization domestic equity indices marked an explosive finish to a volatile year. Despite volatility throughout the year in Asia, Latin America and Russia, the U.S. equity market continued to push on. The S&P 500 Index outperformed the Dow Jones Industrial Average, which returned 18.17%* for the year, but underperformed the NASDAQ Composite, which returned 39.63%* for the year. The technology sector, led by Internet-related stocks, posted staggering returns for the fourth quarter. There were 43 changes to the S&P 500 Index, over 75% of which were due to mergers and acquisitions. These additions and deletions represent a 28.71% turnover for the year. Growth stocks across all major indices outperformed value stocks for the year.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Top performing sectors for the year included technology (72.98%), communication services (52.33%) and health care (44.22%). Weaker performing sectors included energy (4.41%), transportation (-1.94%) and basic materials (- 6.12%).

Q: What is your outlook for 1999?

A: In the U.S., there seems to be no end in sight to the pattern of weakness in the industrial sector--which is directly affected by adverse developments abroad--and strength in the rest of the economy supported by low interest rates. With consumer fundamentals remaining extremely favorable, we expect to see gross domestic product growth of around 2.5% in 1999. The Federal Reserve's policy is almost certainly on hold in the face of solid economic growth, healthy financial markets, and the recent softening in the dollar. Growth in the monetary aggregates has also remained very strong. Fixed-income markets should be largely range-bound in this context. U.S. equity markets should continue to benefit from

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

steady growth and low inflation, though the prospects for profits remain problematic given that rising labor costs are squeezing margins.

International Portfolio

Q: How did the Portfolio perform over the year ended December 31, 1998?

A: The International Portfolio's total return for the year ended December 31, 1998 was 5.60%** versus 20.33%* for the Morgan Stanley Capital International Europe, Austria and Far East Index ("EAFE Index").

                            Performance Comparison

 ___  International Portfolio
 ---  EAFE Index

                        [PERFORMANCE GRAPH APPEARS HERE]

1/31/89  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98
-----------------------------------------------------------------------------------------------------------
 10,000    12,045    10,422    11,560    10,430    13,562    13,971    15,447    18,827    20,573    21,723
-----------------------------------------------------------------------------------------------------------
 10,000    11,054     8,461     9,484     8,321    11,036    11,897    13,240    14,041    14,290    17,172
-----------------------------------------------------------------------------------------------------------

          Average Annual Returns for Periods Ended December 31, 1998

                           1 Year 5 Years 10 Years
                           ------ ------- --------
International Portfolio**   5.60%  9.88%   8.07%
EAFE Index*                20.33%  9.50%   5.86%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


 1998 was a challenging year for the international markets and for the International Portfolio. Although the benchmark index ended the year up 20%, most of the index gains were attributable to strong performance in Europe, which comprises over 70% of the EAFE Index. After rallying early in the year, global markets corrected sharply in August and September, sparked by the Russian debt default and near collapse of a U.S. hedge fund. The markets then settled down in the final quarter of the year, posting a recovery helped by interest rate cuts and ample liquidity. Against this backdrop, the International Portfolio underperformed its benchmark index, due primarily to Morgan Stanley's stock selection in Europe, where value and small and mid capitalization stocks lagged behind large and mega capitalization growth stocks. On the positive side, stock selection in Japan and Asia contributed positively to performance in the Portfolio, as did our regional allocation policy, which caused the Portfolio to be overweight or neutral in Europe and underweight in Japan and Asia virtually all year.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: The Portfolio's European holdings underperformed the Morgan Stanley Capital International Europe Index for the second half of 1998, and for the year, after a strong performance in the first half. The Portfolio also suffered as large and mega capitalization growth stocks were unstoppable, making 1998 one of the worst years on record for value investors. Furthermore, the valuation gap between small/mid-sized companies and their larger peers reached the widest point in over thirteen years. Attracted by their quality franchises and cheap multiples, we have increased the Portfolio's exposure over the last
18 months to small/mid capitalization companies. In the recent flight to liquidity, however, these small/mid capitalization names were shunned by investors, often for reasons unrelated to the company's fundamentals. This has been the principal cause for the Portfolio's recent underperformance.

 Turning to the Portfolio's Asian holdings, a defensive portfolio was maintained during the year. Although the Portfolio's Asian holdings outperformed relative to the region, most positions were still down for the year. The Portfolio was helped by the fact that its Asian holdings were a small (less than 5%) portion in absolute terms, and underweighted versus the EAFE Index on a relative basis. The only bright spot in the region was Australia, which rose 6% for the year as the domestic economy exhibited strong economic fundamentals--low inflation, sound monetary policy, a budget surplus and a healthy banking system. Additionally, many Australian companies are well managed with an eye toward increasing profitability. Australian holdings such as Telstra, a telecom company, Fosters, a beer manufacturer, and National Australia Bank were all strong performers for the year.

 Finally, in Japan, Morgan Stanley's strategy focused on blue chip exporters (e.g., Sony, Nintendo) and avoided banks and more domestically oriented stocks. This strategy contributed to relative outperformance of the Portfolio's Japanese stocks versus the EAFE Index, although as in Asia, the market was down for the year. Japanese equities hit a 12 year low in 1998 as sentiment became increasingly negative on the future of the Japanese economy. As a result, the Portfolio held a smaller position

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

in Japan than the EAFE Index. The Portfolio was also actively hedged to its yen exposure during the year, which was helpful as the yen fell to 147 yen to the U.S. dollar during the first half of the year, but hurt performance as the yen strengthened during the last quarter. The yen hedge was removed at a loss around year end as we no longer expect the yen to strengthen significantly near-term.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: European Telecommunications stocks were among the Portfolio's largest positions and strongest performers for 1998. Telecom Italia, British Telecom, France Telecom, and Telefonica (of Spain), all had impressive returns and contributed substantially to the Portfolio's performance. The stocks benefited from the relative outperformance of large capitalization stocks, as well as from investors' increasing focus on growth in the cellular phone business and data transmissions businesses. Cellular phone usage has been increasing dramatically across the globe, while land line usage should continue to climb, spurred by the popularity of the Internet. These businesses have therefore changed from stodgy utilities into dynamic companies with exciting growth opportunities. Consumer staples were also strong performers for the year due to their defensive qualities. Performance of food company stocks, such as Danone and Nestle were especially strong as were performance of tobacco company stocks, including the British firm Imperial Tobacco and the Swiss tobacco and luxury goods manufacturer Richemont.

 Capital goods and engineering companies, especially those in the United Kingdom ("U.K."), had a dismal year as they were hurt not only by the slump in Asia but also due to the strength of the pound sterling. Despite negative results for 1998, Charter is a small capitalization U.K. engineering conglomerate, with strong management and global franchises with good levels of profitability. Premier Oil was another disappointment; the U.K. oil company was hit by a dismal combination of a strong currency, declining U.K. economic growth and low oil prices. We have been reviewing these disappointing securities and have been pruning the Portfolio selectively.

Q: What is your outlook for 1999?

A: We remain cautiously optimistic about the outlook for Europe in 1999, as we expect demand for equity securities to continue to rise and merger and restructuring activity to remain brisk. However, risks include the new Euro currency, which has shown signs of possible strengthening versus the U.S. dollar, and could hurt the exporters who have led the European recovery. Furthermore, there are signs of a more dramatic than expected economic slowing in Europe, which could put further pressure on already high unemployment rates. Finally, valuations, particularly in the largest companies, are at stratospheric levels, making them extremely vulnerable to earnings disappointments should the economic backdrop worsen. Experience tells us that owning a portfolio of cheap companies (i.e. low price/cash flow) builds in a margin of safety for those periods when markets fall on tough times. While European results in 1998 were disappointing, Morgan Stanley believes that with valuation gaps so extreme and earnings expectations still very rosy, the Portfolio's European stocks are well positioned for the new year.

 In Asia, exclusive of Japan, the turnaround in several key countries in the region such as Thailand and South Korea has contributed to increasing stability and should benefit the region as a whole in the new year. We believe Singapore and New Zealand should benefit more than the more insulated Australian economy or Hong Kong. Several risk factors to monitor in 1999 include the performance of the Japanese economy (as it is a major trading partner with most Asian nations), the large supply of new offerings and capital raisings we expect to see in Asia, and growth in the developed economies that are the primary markets for Asian exports. We also remain cautious about the outlook for China and Hong Kong.

 1999 should be another difficult year for Japan, with gross domestic product growth flat to negative. Further bank failures are likely and the credit crunch should continue as a result. Japan also remains vulnerable to any global economic slowdown as well as a stronger yen and higher domestic interest rates. We will remain highly selective in our stock selection, favoring personal computers, semiconductor, service, pharmaceutical and select domestic sectors, such as housing and housing-related securities. After 10 years of economic stagnation, we believe Japan has entered the final phase for real changes, and remain hopeful that its markets will improve.

 In conclusion, we believe that 1999 will be an interesting year in the international equity markets overall. The Portfolio has remained close to market weight in Europe and underweight in Japan and Asia relative to the EAFE Index for much of the past year, and has maintained a small cash position. Overall, we will remain vigilant to find the best opportunities to put money to work, and adjust the Portfolio's holdings accordingly.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

Emerging Markets Portfolio

Q: How did the Portfolio perform over the year ended December 31, 1998?

A: For the year ended December 31, 1998, the Emerging Markets Portfolio total return was -26.83%** versus the -25.34%* return of the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index").

                            Performance Comparison

___  Emerging Markets Portfolio
---  MSCI EMF Index

                       [PERFORMANCE GRAPH APPEARS HERE]

                                          4/30/96     12/31/96     12/31/97     12/31/98
                                          ----------------------------------------------
                                           10,000        9,677        9,513        6,961
                                          ----------------------------------------------
                                           10,000        9,980        8,822        6,586
                                          ----------------------------------------------

         Average Annual Returns for the Period Ended December 31, 1998

                              1 Year
                              ------
Emerging Markets Portfolio**  -26.83%
MSCI EMF Index *              -25.34%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: For most investors in developing stock markets, 1998 was a year to forget. A new buzzword entered the lexicon of the financial markets--contagion. Fear and risk aversion swept from Asia to Russia to Latin America and short-term volatility reached new highs. It was a disappointing year for the Portfolio insofar as a successful first half was erased by a poor second half when the Asia market soured. Blairlogie has previous experience of our allocation model limitations being exposed during "crisis" periods when investment fundamentals are ignored temporarily, but remains confident that it is a powerful investment tool.

 We carried our bearish views on the Asian markets into 1998 and the Portfolio was underweight in the region versus the MSCI EMF Index. In February this backfired when the bear squeeze on equities and currencies caused a sharp recovery in prices. However, virtually all the Portfolio gains made in Asia in the first quarter were given back with a vengeance during the second quarter. We remained skeptical and under-invested in the region, because of the belief that market and economic fundamentals still carried more risk than reward potential. Also during the second quarter the Russian market fell 53.1% on the back of political fears and a competitive devaluation in the ruble. In fact May and June were disastrous months for most emerging stock markets, as well.

 Global turbulence in August resulted in a dramatic destruction of capital in emerging markets. The selling frenzy was sparked by Russia's ruble devaluation and effective debt default. A distaste for risk became overpowering, particularly in Europe/Middle East and Latin America, where the Portfolio was overweighted versus its benchmark index.

 Despite some weakness in December, the final quarter of 1998 saw a recovery in emerging markets. The Portfolio gained 12.22%**, although the MSCI EMF Index was higher, with a return of 17.99%*. This performance was due to Blairlogie's top-down style of investing. The Portfolio's underweightings in Korea, Indonesia, the Philippines and Thailand accounted for the bulk of the shortfall. On a brighter note, stock selection was positive in Turkey and Chile.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Blairlogie's investment style of top-down allocation followed by bottom-up stock selection places more importance and relevance on country allocation than individual stock selection.

 Companies in the Portfolio that did exceptionally well in 1998 included Brisa, which operates toll roads; Mundial, a financial holding company in Portugal; and Blue Square, a retailing group that performed well when the Israeli index fell 5.1%. The Portuguese market rose 27.9% in 1998, and the Portfolio benefited from good stock selection in a strong market. Companies in the Portfolio that underperformed in 1998 included Gideon Richter, a Hungarian pharmaceutical company that was hit when barter trade with Russia dried up. Tata Engineering in India also fell when India's market fell 21.2%. The company makes commercial vehicles and was disproportionately affected by a downturn in demand.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

Q: What is your outlook for 1999?

A: We believe that global economic growth will remain subdued in 1999. As a result, above-average profits growth should continue to command a premium. Of the 48 markets monitored by Blairlogie, 46 saw their mean estimates fall during the past two months while 42 saw more downgrades than upgrades to 12 month earnings per share estimates. We believe that further disappointments to brokers' forecasts will be seen in the U.S. and Europe where bottom-up numbers look unrealistic but, as stated above, Europe's growth should still be respectable. In Asia we expect stability during the first half of 1999 with recovery beginning later in the year.

 How much of a safety net is provided by present valuations? In developed markets we see mixed signals. Cheapness is only apparent when measured historically against cash and bond yields, otherwise market multiples vary widely. The only distinct message (and one which concerns us) is that the U.S. market as defined by Morgan Stanley Capital International looks overvalued by 49% against book value, by 47% against cash flow and by 41% against earnings. Moreover, it is one of the few markets which seems stretched when placed against long bonds and cash rates. It is only fair to point out that these are statistical averages based upon a large capitalization index and that many U.S. subsectors have experienced much less gains in stock prices. In emerging markets there is a clear pattern of cheapness at least outside Asia. The main obstacle to a sudden upward reversion in smaller markets would be the apparent need for correction or consolidation in important developed markets such as the U.S. It is difficult to imagine emerging markets booming if large markets fall and, in any event, it would be reckless to assume that the global investor's aversion to emerging market risk has evaporated.

 The brightest aspect in our view is the likelihood of easy money policies continuing. Globally we are aware of an absence of inflation and in certain Asian countries we have witnessed successive months of outright deflation. We expect more interest rate cuts from banks in the seven largest industrial countries and this extra liquidity could at least help cushion the sluggishness in the real economy, which we highlighted above.

                              -------------------

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

                         INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Pacific Select Fund

 We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Select Fund (the "Fund") comprised of the Money Market, High Yield Bond, Managed Bond, Government Securities, Growth, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, Equity Index, International, and Emerging Markets Portfolios as of December 31, 1998 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods then ended (as to the Aggressive Equity Portfolio, the Growth LT Portfolio and the Emerging Markets Portfolio, for each of the periods from commencement of operations through December 31,
1998). These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement and financial highlights presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Pacific Select Fund as of December 31, 1998 and the results of their operations, the changes in their net assets, and the related financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Costa Mesa, California
February 5, 1999

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
(In thousands, except per share amounts)

                                       High                Govern-
                            Money      Yield     Managed     ment               Aggressive  Growth
                           Market      Bond       Bond    Securities  Growth      Equity      LT
                          Portfolio  Portfolio  Portfolio Portfolio  Portfolio  Portfolio  Portfolio
                          ----------------------------------------------------------------------------
ASSETS
Investments at value....  $475,939   $380,917   $849,452   $210,719  $269,070    $217,730  $1,278,460
Cash....................         1          1        600        153         1                      19
Receivables:
 Dividends and interest.       610      7,854      8,474      1,220       198          78         143
 Fund shares sold.......     3,137      2,388      2,616        422       289         402         233
 Securities sold........                                      1,767       492       1,181      33,718
 Other receivables......                              22
Forward foreign currency
contracts appreciation..                                                                          169
Organization costs......                                                               12
                          ----------------------------------------------------------------------------
TOTAL ASSETS............   479,687    391,160    861,164    214,281   270,050     219,403   1,312,742
                          ----------------------------------------------------------------------------
LIABILITIES
Payables:
 Fund shares redeemed...       347                                1        70          14       3,590
 Securities purchased...                1,500     94,558     23,688     1,817         432      28,499
 Accrued advisory fees..       140        198        382         98       138         137         739
 Accrued custodian fees
 and recordkeeping fees.        46         45        116         32        42          38          81
 Accrued other..........        33         32         62         14        25          70          74
Outstanding options
written, at value.......                              31          8
Variation margin........                              26         12
                          ----------------------------------------------------------------------------
TOTAL LIABILITIES.......       566      1,775     95,175     23,853     2,092         691      32,983
                          ----------------------------------------------------------------------------
NET ASSETS..............  $479,121   $389,385   $765,989   $190,428  $267,958    $218,712  $1,279,759
                          ----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital.........  $479,147   $405,189   $736,119   $183,991  $215,562    $192,996    $784,750
Accumulated
undistributed net
investment income
(loss)..................       (26)       (19)       482        221       (21)       (127)     (2,898)
Accumulated
undistributed net
realized gain (loss)....              (10,515)    25,158      4,748    32,135      18,911     145,634
Net unrealized
appreciation
(depreciation) on
investments and assets
and liabilities
in foreign currencies..                (5,270)     4,230      1,468    20,282       6,932     352,273
                          ----------------------------------------------------------------------------
NET ASSETS..............  $479,121   $389,385   $765,989   $190,428  $267,958    $218,712  $1,279,759
                          ----------------------------------------------------------------------------
Shares of beneficial
interest outstanding of
$.001 par value.........    47,652     41,704     67,320     17,346    11,690      17,280      48,842
                          ----------------------------------------------------------------------------
NET ASSETS PER SHARE....   $10.054     $9.337    $11.378    $10.978   $22.922     $12.657     $26.202
                          ----------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 1998
(In thousands, except per share amounts)

                            Equity     Multi-               Bond and    Equity     Inter-    Emerging
                            Income    Strategy    Equity     Income     Index     national    Markets
                          Portfolio   Portfolio  Portfolio  Portfolio Portfolio   Portfolio  Portfolio
                          ----------------------------------------------------------------------------
ASSETS
Investments at value....  $1,263,524  $593,488   $503,390   $183,061  $1,506,093  $986,021   $106,227
Cash....................                     5          1          1          18
Receivables:
 Dividends and interest.       1,745     2,793        405      1,697       1,531     3,466        228
 Fund shares sold.......         169     2,600         11        557         272     1,802         11
 Securities sold........       1,189       327                             8,305                  559
 Other receivables......                    23
Forward foreign currency
contracts appreciation..                    94                                         201          1
Variation margin........                               15                     31     5,810
Organization costs......                                                                           12
                          ----------------------------------------------------------------------------
TOTAL ASSETS............   1,266,627   599,330    503,822    185,316   1,516,250   997,300    107,038
                          ----------------------------------------------------------------------------
LIABILITIES
Payables:
 Fund shares redeemed...       1,855         6        787         13       1,335         1        249
 Securities purchased...       1,771    22,478                   546      18,070
 Accrued advisory fees..         666       305        262         92         195       711         96
 Accrued custodian fees
 and recordkeeping fees.         113        78         66         37         114       316         72
 Accrued other..........          79        38         78         59          79        57         51
Variation margin........                     1                    31
                          ----------------------------------------------------------------------------
TOTAL LIABILITIES.......       4,484    22,906      1,193        778      19,793     1,085        468
                          ----------------------------------------------------------------------------
NET ASSETS .............  $1,262,143  $576,424   $502,629   $184,538  $1,496,457  $996,215   $106,570
                          ----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital.........    $981,553  $489,321   $342,454   $171,320  $1,028,394  $938,977   $146,106
Accumulated
undistributed net
investment income
(loss)..................         (17)       (3)       (96)        15         (16)     (487)       143
Accumulated
undistributed net
realized gain (loss)....     116,023    37,952     46,801      8,547       7,743    41,618    (16,194)
Net unrealized
appreciation
(depreciation) on
investments and assets
and liabilities
in foreign currencies..      164,584    49,154    113,470      4,656     460,336    16,107    (23,485)
                          ----------------------------------------------------------------------------
NET ASSETS .............  $1,262,143  $576,424   $502,629   $184,538  $1,496,457  $996,215   $106,570
                          ----------------------------------------------------------------------------
Shares of beneficial
interest outstanding of
$.001 par value.........      46,934    33,279     17,172     13,875      46,288    63,043     15,562
                          ----------------------------------------------------------------------------
NET ASSETS PER SHARE....     $26.892   $17.321    $29.271    $13.300     $32.329   $15.802     $6.848
                          ----------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands)

                                      High               Govern-
                            Money     Yield    Managed     ment              Aggressive  Growth
                           Market     Bond      Bond    Securities  Growth     Equity      LT
                          Portfolio Portfolio Portfolio Portfolio  Portfolio Portfolio  Portfolio
                          -----------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net of
foreign taxes withheld..                $279                         $1,653      $998     $3,228
Interest................   $26,950    30,630   $36,943    $8,818        410       468      3,283
Other...................                 388       299        78          5                    4
                          -----------------------------------------------------------------------
Total Investment Income.    26,950    31,297    37,242     8,896      2,068     1,466      6,515
                          -----------------------------------------------------------------------
EXPENSES
Advisory fees...........     1,803     2,126     3,687       916      1,647     1,302      6,762
Custodian fees and
expenses................        50        38       102        26         34        25        136
Recordkeeping fees......       100        89       141        39         51        31        179
Trustees fees...........        10         7        12         3          5         3         17
Legal fees..............        19        10        15         4          6        20         20
Printing expenses ......        22        16        26         6         11        25         39
Insurance expenses .....         6         5         8         2          4         2         12
Other...................        43        32        54        13         23        47         82
                          -----------------------------------------------------------------------
Total Expenses..........     2,053     2,323     4,045     1,009      1,781     1,455      7,247
Custodian Credits.......        (9)      (28)       (9)       (2)        (2)       (3)        (4)
                          -----------------------------------------------------------------------
Net Expenses............     2,044     2,295     4,036     1,007      1,779     1,452      7,243
                          -----------------------------------------------------------------------
NET INVESTMENT INCOME
(LOSS)..................    24,906    29,002    33,206     7,889        289        14       (728)
                          -----------------------------------------------------------------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND
 FOREIGN  CURRENCY
 TRANSACTIONS
Net realized gain (loss)
from security
transactions ...........             (10,509)   12,449     2,763     32,221    22,009    145,947
Net realized gain from
futures contracts.......                        13,322     2,101
Net realized foreign
exchange gain (loss)....                          (527)       19                          (1,639)
                          -----------------------------------------------------------------------
Net Realized Gain (Loss)
on Investments and
Foreign Currency
Transactions............             (10,509)   25,244     4,883     32,221    22,009    144,308
                          -----------------------------------------------------------------------
Net unrealized
appreciation
(depreciation) on
investments.............              (9,458)   (2,776)    1,027    (24,053)     (728)   294,048
Net unrealized
depreciation on futures
contracts...............                        (1,993)     (696)
Net unrealized foreign
exchange gain (loss)....                          (362)     (122)                            218
                          -----------------------------------------------------------------------
Net Unrealized Gain
(Loss) on Investments
and Foreign Currency
Transactions............              (9,458)   (5,131)      209    (24,053)     (728)   294,266
                          -----------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS...             (19,967)   20,113     5,092      8,168    21,281    438,574
                          -----------------------------------------------------------------------
NET INCREASE IN NET
ASSETS RESULTING FROM
OPERATIONS .............   $24,906    $9,035   $53,319   $12,981     $8,457   $21,295   $437,846
                          -----------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1998 (In thousands)

                           Equity     Multi-              Bond and   Equity     Inter-   Emerging
                           Income    Strategy   Equity     Income     Index    national   Markets
                          Portfolio  Portfolio Portfolio  Portfolio Portfolio  Portfolio Portfolio
                          ------------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net of
foreign taxes withheld..   $14,561     $3,976    $3,208              $16,935    $17,787    $2,493
Interest................     1,021     12,178       970     $9,287       926      3,975       487
Other...................         7         14        30          7         2          1
                          ------------------------------------------------------------------------
Total Investment Income.    15,589     16,168     4,208      9,294    17,863     21,763     2,980
                          ------------------------------------------------------------------------

EXPENSES
Advisory fees...........     6,578      2,987     2,577        867     1,888      7,821     1,135
Custodian fees and
expenses................        86         83        40         29        91      1,000       264
Recordkeeping fees......       197        100        77         37       227        213        39
Trustees fees...........        19          9         8          3        22         18         2
Legal fees..............        23         10        24         17        27         23         4
Printing expenses ......        45         20        37         25        51         42         6
Insurance expenses .....        13          6         5          2        15         12         1
Other...................        90         41        62         40       103         84        59
                          ------------------------------------------------------------------------
Total Expenses..........     7,051      3,256     2,830      1,020     2,424      9,213     1,510
Custodian Credits.......        (9)       (14)       (2)       (12)       (2)        (1)       (1)
                          ------------------------------------------------------------------------
Net Expenses............     7,042      3,242     2,828      1,008     2,422      9,212     1,509
                          ------------------------------------------------------------------------
NET INVESTMENT INCOME...     8,547     12,926     1,380      8,286    15,441     12,551     1,471
                          ------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss)
from security
transactions............   116,567     37,624    48,281      7,262     5,919     37,942    (6,183)
Net realized gain (loss)
from futures contracts..                  679    (1,361)     1,629     2,130      2,710
Net realized foreign
exchange gain (loss) ...                   12                   15                 (591)      (35)
                          ------------------------------------------------------------------------
Net Realized Gain (Loss)
on Investments and
Foreign Currency
Transactions............   116,567     38,315    46,920      8,906     8,049     40,061    (6,218)
                          ------------------------------------------------------------------------
Net unrealized
appreciation
(depreciation) on
investments ............    97,502     27,159    56,348     (4,266)  266,916     (3,513)  (26,820)
Net unrealized
appreciation
(depreciation) on
futures contracts.......                 (282)       77       (563)      116      3,882
Net unrealized foreign
exchange gain (loss)....                   94                                    (5,366)       (1)
                          ------------------------------------------------------------------------
Net Unrealized Gain
(Loss) on Investments
and Foreign Currency
Transactions............    97,502     26,971    56,425     (4,829)  267,032     (4,997)  (26,821)
                          ------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS...   214,069     65,286   103,345      4,077   275,081     35,064   (33,039)
                          ------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM
OPERATIONS..............  $222,616    $78,212  $104,725    $12,363  $290,522    $47,615  $(31,568)
                          ------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands)

                                        High                 Govern-
                            Money       Yield     Managed      ment               Aggressive  Growth
                            Market      Bond       Bond     Securities  Growth      Equity      LT
                          Portfolio   Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio
                          ------------------------------------------------------------------------------
OPERATIONS
Net investment income
(loss)..................     $24,906   $29,002    $33,206      $7,889      $289         $14       $(728)
Net realized gain (loss)
on investments and
foreign currency
transactions............               (10,509)    25,244       4,883    32,221      22,009     144,308
Net unrealized gain
(loss) on investments
and foreign currency
transactions............                (9,458)    (5,131)        209   (24,053)       (728)    294,266
                          ------------------------------------------------------------------------------
Net Increase in Net
Assets Resulting from
Operations .............      24,906     9,035     53,319      12,981     8,457      21,295     437,846
                          ------------------------------------------------------------------------------
Net Equalization
Credits.................         194     1,756      7,090         665        74           1         154
                          ------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
 HOLDERS
Net investment income...     (24,906)  (29,002)   (32,494)     (7,743)     (290)                 (1,663)
Capital gains...........                (3,161)    (7,425)     (2,574)  (27,273)        (61)    (37,027)
                          ------------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions to
Shareholders............     (24,906)  (32,163)   (39,919)    (10,317)  (27,563)        (61)    (38,690)
                          ------------------------------------------------------------------------------
CAPITAL SHARE TRANSAC-
 TIONS
Proceeds from sale of
shares..................   1,609,674   149,046    278,432     100,543    91,962     120,515     290,586
Dividend reinvestments..      24,709    31,658     38,009      10,211    27,346          61      38,673
Cost of shares
repurchased.............  (1,606,961)  (81,072)   (39,517)    (53,555)  (78,873)    (45,851)   (125,957)
                          ------------------------------------------------------------------------------
Net Increase in Net
Assets Derived from
Capital Share
Transactions............      27,422    99,632    276,924      57,199    40,435      74,725     203,302
                          ------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................      27,616    78,260    297,414      60,528    21,403      95,960     602,612
                          ------------------------------------------------------------------------------
NET ASSETS
Beginning of Year.......     451,505   311,125    468,575     129,900   246,555     122,752     677,147
                          ------------------------------------------------------------------------------
End of Year.............    $479,121  $389,385   $765,989    $190,428  $267,958    $218,712  $1,279,759
                          ------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands)

                            Equity     Multi-               Bond and     Equity     Inter-    Emerging
                            Income    Strategy    Equity     Income      Index     national    Markets
                          Portfolio   Portfolio  Portfolio  Portfolio  Portfolio   Portfolio  Portfolio
                          -----------------------------------------------------------------------------
OPERATIONS
Net investment income...      $8,547   $12,926     $1,380     $8,286      $15,441    $12,551    $1,471
Net realized gain (loss)
on investments and
foreign currency
transactions ...........     116,567    38,315     46,920      8,906        8,049     40,061    (6,218)
Net unrealized gain
(loss) on investments
and foreign currency
transactions ...........      97,502    26,971     56,425     (4,829)     267,032     (4,997)  (26,821)
                          -----------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets Resulting
from Operations.........     222,616    78,212    104,725     12,363      290,522     47,615   (31,568)
                          -----------------------------------------------------------------------------
Net Equalization
Credits.................         906     1,198        129        339        1,064      4,266       505
                          -----------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income...      (8,547)  (12,931)    (1,381)    (8,586)     (15,445)    (9,237)   (1,248)
Capital gains...........    (109,897)  (30,371)   (22,468)      (235)      (8,460)   (64,358)
                          -----------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions to
Shareholders............    (118,444)  (43,302)   (23,849)    (8,821)     (23,905)   (73,595)   (1,248)
                          -----------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares..................     329,063   174,831    146,441     84,983      473,473  1,173,060    51,722
Dividend reinvestments..     118,158    43,041     23,823      8,797       23,844     72,693     1,234
Cost of shares
repurchased.............     (96,268)  (44,684)   (66,783)   (25,630)    (142,677)  (991,860)  (13,500)
                          -----------------------------------------------------------------------------
Net Increase in Net
Assets Derived from
Capital Share
Transactions............     350,953   173,188    103,481     68,150      354,640    253,893    39,456
                          -----------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................     456,031   209,296    184,486     72,031      622,321    232,179     7,145
                          -----------------------------------------------------------------------------

NET ASSETS
Beginning of Year.......     806,112   367,128    318,143    112,507      874,136    764,036    99,425
                          -----------------------------------------------------------------------------
End of Year.............  $1,262,143  $576,424   $502,629   $184,538   $1,496,457   $996,215  $106,570
                          -----------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997
(In thousands)

                                       High                 Govern-
                            Money      Yield     Managed      ment               Aggressive  Growth
                           Market      Bond       Bond     Securities  Growth      Equity      LT
                          Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio
                          ---------------------------------------------------------------------------
OPERATIONS
Net investment income
(loss)..................   $20,660    $19,302    $19,642      $5,802      $451       $(110)   $2,890
Net realized gain (loss)
on investments and
foreign currency
transactions............                3,142      6,755       3,111    27,222      (1,437)   38,758
Net unrealized gain
(loss) on investments
and foreign currency
transactions............                 (924)     8,282       1,172    23,329       5,339    14,893
                          ---------------------------------------------------------------------------
Net Increase in Net
Assets Resulting from
Operations .............    20,660     21,520     34,679      10,085    51,002       3,792    56,541
                          ---------------------------------------------------------------------------
Net Equalization
Credits.................     1,437      2,059      4,541         317        90                    76
                          ---------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income...   (20,660)   (19,302)   (19,640)     (5,801)     (452)               (2,942)
Capital gains...........               (1,910)      (954)              (19,532)              (22,869)
                          ---------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions to
Shareholders............   (20,660)   (21,212)   (20,594)     (5,801)  (19,984)              (25,811)
                          ---------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares..................   690,898    162,156    195,944      45,249    69,253     110,504   235,290
Dividend reinvestments..    20,507     20,906     20,178       5,754    19,942                25,808
Cost of shares
repurchased.............  (583,530)   (59,048)   (26,443)    (23,246)  (41,083)    (41,393)  (52,911)
                          ---------------------------------------------------------------------------
Net Increase in Net
Assets Derived from
Capital Share
Transactions............   127,875    124,014    189,679      27,757    48,112      69,111   208,187
                          ---------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................   129,312    126,381    208,305      32,358    79,220      72,903   238,993
                          ---------------------------------------------------------------------------
NET ASSETS
Beginning of Year.......   322,193    184,744    260,270      97,542   167,335      49,849   438,154
                          ---------------------------------------------------------------------------
End of Year.............  $451,505   $311,125   $468,575    $129,900  $246,555    $122,752  $677,147
                          ---------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1997
(In thousands)

                           Equity     Multi-               Bond and    Equity     Inter-    Emerging
                           Income    Strategy    Equity     Income      Index    national    Markets
                          Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio
                          ---------------------------------------------------------------------------
OPERATIONS
Net investment income...    $5,676     $9,353     $1,662     $6,276    $10,037    $11,618       $631
Net realized gain (loss)
on investments and
foreign currency
transactions ...........   109,959     30,503     22,274        245      8,162     63,523     (9,538)
Net unrealized gain
(loss) on investments
and foreign currency
transactions ...........    28,343     10,143     18,430      8,892    144,005    (32,658)     3,429
                          ---------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets Resulting
from Operations.........   143,978     49,999     42,366     15,413    162,204     42,483     (5,478)
                          ---------------------------------------------------------------------------
Net Equalization
Credits.................       568        798         51         67      1,230      5,783        347
                          ---------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income...    (5,679)    (9,350)    (1,662)    (5,976)   (10,035)   (13,090)      (485)
Capital gains...........   (32,179)   (13,352)    (8,550)    (1,251)   (18,953)   (10,845)
                          ---------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions to
Shareholders............   (37,858)   (22,702)   (10,212)    (7,227)   (28,988)   (23,935)      (485)
                          ---------------------------------------------------------------------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares..................   278,009    109,696    120,828     36,207    411,759    397,019    121,955
Dividend reinvestments..    37,734     22,563     10,208      7,213     28,899     23,584        483
Cost of shares
repurchased.............   (45,581)   (18,845)   (52,995)   (20,976)   (94,380)  (134,917)   (61,480)
                          ---------------------------------------------------------------------------
Net Increase in Net
Assets Derived from
Capital Share
Transactions............   270,162    113,414     78,041     22,444    346,278    285,686     60,958
                          ---------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................   376,850    141,509    110,246     30,697    480,724    310,017     55,342
                          ---------------------------------------------------------------------------

NET ASSETS
Beginning of Year.......   429,262    225,619    207,897     81,810    393,412    454,019     44,083
                          ---------------------------------------------------------------------------
End of Year.............  $806,112   $367,128   $318,143   $112,507   $874,136   $764,036    $99,425
                          ---------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each year were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                         Investment Activities                          Distributions
                                               ----------------------------------------   ------------------------------------------
                                   Net Asset      Net        Net Realized                 Dividends
                                     Value,    Investment   and Unrealized  Total from   (from Net    Distributions
For the Year Ended                 Beginning     Income       Gain (Loss)   Investment   Investment   (from Capital      Total
   December 31,                     of Year      (Loss)     on Securities   Operations    Income)        Gains)       Distributions
------------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio
----------------------
1998                               $10.06       $0.52          -             $0.52        $(0.53)         -            $(0.53)
1997                                10.04        0.51        $0.01            0.52         (0.50)         -             (0.50)
1996                                10.02        0.47         0.02            0.49         (0.47)         -             (0.47)
1995                                10.03        0.54          -              0.54         (0.55)         -             (0.55)
1994                                 9.99        0.33         0.04            0.37         (0.33)         -             (0.33)
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio
-------------------------
1998                                $9.98       $0.78       $(0.55)          $0.23        $(0.78)      $(0.09)         $(0.87)
1997                                 9.94        0.78         0.12            0.90         (0.77)       (0.09)          (0.86)
1996                                 9.79        0.79         0.25            1.04         (0.79)       (0.10)          (0.89)
1995                                 8.91        0.76         0.88            1.64         (0.76)         -             (0.76)
1994                                 9.67        0.73        (0.70)           0.03         (0.73)       (0.06)          (0.79)
------------------------------------------------------------------------------------------------------------------------------------
Managed Bond Portfolio
----------------------
1998                               $11.14       $0.57        $0.40           $0.97        $(0.58)      $(0.15)         $(0.73)
1997                                10.75        0.59         0.44            1.03         (0.60)       (0.04)          (0.64)
1996                                11.10        0.59        (0.15)           0.44         (0.57)       (0.22)          (0.79)
1995                                 9.90        0.65         1.19            1.84         (0.64)         -             (0.64)
1994                                10.89        0.50        (0.98)          (0.48)        (0.50)       (0.01)          (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Government Securities Portfolio
-------------------------------
1998                               $10.78       $0.54        $0.42           $0.96        $(0.55)      $(0.21)         $(0.76)
1997                                10.38        0.53         0.42            0.95         (0.55)         -             (0.55)
1996                                10.84        0.56        (0.27)           0.29         (0.53)       (0.22)          (0.75)
1995                                 9.64        0.58         1.19            1.77         (0.57)         -             (0.57)
1994                                10.64        0.44        (0.99)          (0.55)        (0.44)       (0.01)          (0.45)
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio
----------------
1998                               $24.61       $0.02        $0.90           $0.92        $(0.02)      $(2.59)         $(2.61)
1997                                21.45        0.05         5.65            5.70         (0.05)       (2.49)          (2.54)
1996                                18.57        0.08         4.11            4.19         (0.09)       (1.22)          (1.31)
1995                                14.90        0.15         3.67            3.82         (0.15)         -             (0.15)
1994                                18.20        0.10        (2.01)          (1.91)        (0.10)       (1.29)          (1.39)
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Equity Portfolio
---------------------------
1998                               $11.18       $0.01        $1.47           $1.48           -             -              -
1997                                10.78       (0.01)        0.41            0.40           -             -              -
1996(1)                             10.00        0.01         0.78            0.79        $(0.01)          -           $(0.01)
------------------------------------------------------------------------------------------------------------------------------------
Growth LT Portfolio
-------------------
1998                               $17.31      $(0.04)       $9.86           $9.82        $(0.05)       $(0.88)        $(0.93)
1997                                16.50        0.16         1.51            1.67         (0.09)        (0.77)         (0.86)
1996                                14.12        0.14         2.37            2.51         (0.13)          -            (0.13)
1995                                11.11        0.10         3.96            4.06         (0.10)        (0.95)         (1.05)
1994(2)                             10.00        0.10         1.21            1.31         (0.12)        (0.08)         (0.20)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                     Ratios/Supplemental Data
                                   -------------------------------------------------------------------------------
                                   Net Asset            Net Assets,    Ratio of       Ratio of Net
                                    Value,                End of       Expenses     Investment Income   Portfolio
For the Year Ended                  End of     Total     Year (in     to Average    (Loss) to Average   Turnover
   December 31,                      Year      Return   thousands)    Net Assets (3) Net Assets (4)       Rate
------------------------------------------------------------------------------------------------------------------
Money Market Portfolio
----------------------
1998                               $10.05       5.29%    $479,121        0.42%           5.17%            N/A
1997                                10.06       5.28%     451,505        0.44%           5.17%            N/A
1996                                10.04       5.07%     322,193        0.50%           4.93%            N/A
1995                                10.02       5.54%      95,949        0.53%           5.41%            N/A
1994                                10.03       3.76%      94,150        0.64%           3.94%            N/A
------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio
-------------------------
1998                                $9.34       2.46%    $389,385        0.65%           8.18%           75.27%
1997                                 9.98       9.44%     311,125        0.65%           7.89%          103.19%
1996                                 9.94      11.31%     184,744        0.71%           8.28%          120.06%
1995                                 9.79      18.87%      84,425        0.77%           8.51%          127.31%
1994                                 8.91       0.42%      25,338        0.88%           8.13%          141.86%
------------------------------------------------------------------------------------------------------------------
Managed Bond Portfolio
----------------------
1998                               $11.38       9.20%    $765,989        0.66%           5.40%          230.99%
1997                                11.14       9.92%     468,575        0.66%           5.72%          230.87%
1996                                10.75       4.25%     260,270        0.71%           5.71%          386.16%
1995                                11.10      19.04%     126,992        0.76%           6.04%          191.39%
1994                                 9.90     (4.36)%      53,219        0.84%           5.04%          127.95%
------------------------------------------------------------------------------------------------------------------
Government Securities Portfolio
-------------------------------
1998                               $10.98       9.24%    $190,428        0.66%           5.16%          266.83%
1997                                10.78       9.48%     129,900        0.66%           5.39%          203.01%
1996                                10.38       2.94%      97,542        0.72%           5.33%          307.13%
1995                                10.84      18.81%      59,767        0.82%           5.58%          298.81%
1994                                 9.64     (5.10)%      21,489        0.88%           4.29%          232.99%
------------------------------------------------------------------------------------------------------------------
Growth Portfolio
----------------
1998                               $22.92       2.69%    $267,958        0.70%           0.11%           48.48%
1997                                24.61      30.27%     246,555        0.70%           0.22%           52.20%
1996                                21.45      23.62%     167,335        0.76%           0.44%           70.22%
1995                                18.57      25.75%     129,741        0.79%           0.88%           46.76%
1994                                14.90    (10.49)%      81,451        0.86%           0.58%           40.42%
------------------------------------------------------------------------------------------------------------------
Aggressive Equity Portfolio
---------------------------
1998                               $12.66      13.22%    $218,712        0.89%           0.01%          184.42%
1997                                11.18       3.78%     122,752        0.86%         (0.13)%          189.21%
1996(1)                             10.78       7.86%      49,849        1.02%         (0.11)%           79.86%
------------------------------------------------------------------------------------------------------------------
Growth LT Portfolio
-------------------
1998                               $26.20      58.29%  $1,279,759        0.80%         (0.08)%          116.96%
1997                                17.31      10.96%     677,147        0.82%           0.52%          145.17%
1996                                16.50      17.87%     438,154        0.87%           0.74%          147.02%
1995                                14.12      36.75%     200,785        0.94%           0.90%          165.83%
1994(2)                             11.11      13.25%      49,374        1.08%           1.32%          257.20%
------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements                                             See explanation of references on B-12

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                              Distributions
                                        --------------------------------------   ---------------------------------------------------
                             Net Asset               Net Realized                Dividends
                               Value,      Net      and Unrealized  Total From   (from Net   Distributions
For the Year Ended           Beginning  Investment   Gain (Loss)    Investment   Investment  (from Capital  Return of     Total
   December 31,               of Year     Income     on Securities  Operations    Income)       Gains)       Capital   Distributions
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio
------------------------
1998                           $24.47      $0.20         $5.44         $5.64      $(0.20)      $(3.02)          -        $(3.22)
1997                            20.45       0.20          5.35          5.55       (0.20)       (1.33)          -         (1.53)
1996                            18.21       0.24          3.15          3.39       (0.24)       (0.91)          -         (1.15)
1995                            14.05       0.26          4.16          4.42       (0.26)         -             -         (0.26)
1994                            15.52       0.20         (0.25)        (0.05)      (0.20)       (1.22)          -         (1.42)
------------------------------------------------------------------------------------------------------------------------------------
Multi-Strategy Portfolio
------------------------
1998                           $16.18      $0.46         $2.34         $2.80      $(0.46)      $(1.20)          -        $(1.66)
1997                            14.75       0.50          2.23          2.73       (0.50)       (0.80)          -         (1.30)
1996                            14.20       0.48          1.20          1.68       (0.48)       (0.65)          -         (1.13)
1995                            11.73       0.45          2.47          2.92       (0.45)         -             -         (0.45)
1994                            12.66       0.32         (0.51)        (0.19)      (0.32)       (0.42)          -         (0.74)
------------------------------------------------------------------------------------------------------------------------------------
Equity Portfolio
----------------
1998                           $23.89      $0.09         $7.01         $7.10      $(0.09)      $(1.63)          -        $(1.72)
1997                            21.07       0.14          3.58          3.72       (0.13)       (0.77)          -         (0.90)
1996                            17.52       0.02          4.71          4.73       (0.02)       (1.16)          -         (1.18)
1995                            14.20       0.05          3.33          3.38       (0.06)         -             -         (0.06)
1994                            14.94       0.32         (0.74)        (0.42)      (0.32)         -             -         (0.32)
------------------------------------------------------------------------------------------------------------------------------------
Bond and Income Portfolio
-------------------------
1998                           $12.97     $0.74          $0.39         $1.13      $(0.78)      $(0.02)          -        $(0.80)
1997                            12.05      0.80           1.05          1.85       (0.76)       (0.17)          -         (0.93)
1996                            13.02      0.79          (0.94)        (0.15)      (0.79)       (0.03)          -         (0.82)
1995                            10.42      0.82           2.59          3.41       (0.81)         -             -         (0.81)
1994                            13.05      0.83          (1.87)        (1.04)      (0.83)       (0.53)       $(0.23)      (1.59)
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio
----------------------
1998                           $25.71     $0.38          $6.83         $7.21      $(0.37)      $(0.22)          -        $(0.59)
1997                            20.42      0.37           6.13          6.50       (0.37)       (0.84)          -         (1.21)
1996                            17.45      0.37           3.42          3.79       (0.37)       (0.45)          -         (0.82)
1995                            13.02      0.34           4.43          4.77       (0.34)         -             -         (0.34)
1994                            13.24      0.30          (0.18)         0.12       (0.30)       (0.04)          -         (0.34)
------------------------------------------------------------------------------------------------------------------------------------
International Portfolio
-----------------------
1998                           $16.21     $0.11          $0.90         $1.01      $(0.17)      $(1.25)          -        $(1.42)
1997                            15.40      0.41           1.00          1.41       (0.29)       (0.31)          -         (0.60)
1996                            12.93      0.28           2.54          2.82       (0.23)       (0.12)          -         (0.35)
1995                            11.94      0.33           0.91          1.24       (0.25)         -             -         (0.25)
1994                            12.09      0.07           0.30          0.37       (0.07)       (0.45)          -         (0.52)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                               Ratios/Supplemental Data
                             -------------------------------------------------------------------------------
                             Net Asset            Net Assets,    Ratio of        Ratio of Net
                              Value,                End of       Expenses      Investment Income   Portfolio
For the Year Ended            End of     Total     Year (in     to Average        to Average       Turnover
   December 31,                Year      Return   thousands)   Net Assets (3)   Net Assets (4)        Rate
------------------------------------------------------------------------------------------------------------
Equity Income Portfolio
------------------------
1998                         $26.89      24.18%   $1,262,143       0.69%             0.84%            80.78%
1997                          24.47      28.60%      806,112       0.70%             0.91%           105.93%
1996                          20.45      19.43%      429,262       0.75%             1.31%            94.95%
1995                          18.21      31.66%      206,653       0.83%             1.59%            86.47%
1994                          14.05      (0.28)%      75,083       0.94%             1.39%           134.57%
------------------------------------------------------------------------------------------------------------
Multi-Strategy Portfolio
------------------------
1998                         $17.32      18.17%     $576,424       0.70%             2.81%           102.38%
1997                          16.18      19.62%      367,128       0.71%             3.25%            71.89%
1996                          14.75      12.56%      225,619       0.78%             3.37%           132.94%
1995                          14.20      25.25%      134,501       0.84%             3.49%           176.45%
1994                          11.73      (1.50)%      79,147       0.94%             2.78%           187.40%
------------------------------------------------------------------------------------------------------------
Equity Portfolio
----------------
1998                         $29.27      30.28%     $502,629       0.71%             0.35%           130.51%
1997                          23.89      18.18%      318,143       0.70%             0.59%           159.88%
1996                          21.07      28.03%      207,897       0.74%             0.05%            90.98%
1995                          17.52      23.80%      108,136       0.80%             0.27%           226.45%
1994                          14.20      (2.87)%      73,125       0.96%             2.19%           178.63%
------------------------------------------------------------------------------------------------------------
Bond and Income Portfolio
-------------------------
1998                         $13.30       8.97%     $184,538       0.70%             5.73%           147.00%
1997                          12.97      16.32%      112,507       0.66%             6.62%            15.32%
1996                          12.05      (0.80)%      81,810       0.71%             6.74%            26.50%
1995                          13.02      33.71%       56,853       0.80%             6.93%            51.84%
1994                          10.42      (8.36)%      34,078       0.93%             7.25%            31.97%
------------------------------------------------------------------------------------------------------------
Equity Index Portfolio
----------------------
1998                         $32.33      28.45%   $1,496,457       0.21%             1.33%             2.48%
1997                          25.71      32.96%      874,136       0.23%             1.61%             2.58%
1996                          20.42      22.36%      393,412       0.31%             2.05%            20.28%
1995                          17.45      36.92%      137,519       0.42%             2.26%             7.52%
1994                          13.02       1.05%       40,612       0.51%             2.37%             2.02%
------------------------------------------------------------------------------------------------------------
International Portfolio
-----------------------
1998                         $15.80       5.60%     $996,215       1.00%             1.36%            45.61%
1997                          16.21       9.28%      764,036       1.02%             1.81%            84.34%
1996                          15.40      21.89%      454,019       1.07%             2.28%            20.87%
1995                          12.93      10.56%      182,199       1.12%             1.87%            16.07%
1994                          11.94       3.01%       75,971       1.22%             1.28%            52.22%
------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements                     See explanation of references on B-12

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:


-------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                         Distributions
                                        --------------------------------------   ----------------------------------------
                             Net Asset     Net       Net Realized                 Dividends
                               Value,   Investment  and Unrealized  Total From    (from Net  Distributions
For the Year Ended           Beginning    Income       Loss on      Investment   Investment  (from Capital     Total
   December 31,               of Year     (Loss)      Securities    Operations     Income)      Gains)      Distributions
-------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio
--------------------------
1998                           $9.47       $0.10        $(2.64)      $(2.54)       $(0.08)        -            $(0.08)
1997                            9.68        0.06         (0.22)       (0.16)        (0.05)        -             (0.05)
1996(1)                        10.00       (0.02)        (0.30)       (0.32)          -           -               -
-------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                         Ratios/Supplemental Data
                             -----------------------------------------------------------------------------
                             Net Asset            Net Assets,   Ratio of       Ratio of Net
                              Value,                End of     Expenses to   Investment Income   Portfolio
For the Year Ended            End of     Total     Year (in    Average Net   (Loss) to Average   Turnover
   December 31,                Year      Return   thousands)    Assets (3)    Net Assets (4)       Rate
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio
--------------------------
1998                           $6.85     (26.83)%  $106,570       1.46%           1.42%           29.82%
1997                            9.47      (1.69)%    99,425       1.46%           0.80%           69.60%
1996(1)                         9.68      (3.23)%    44,083       2.18%          (0.11)%          47.63%
----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

  (1) Information is for the period from April 1, 1996 (commencement of operations) to December 31, 1996. The ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets are annualized.

  (2) Information is for the period from January 4, 1994 (commencement of operations) to December 31, 1994. The ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets are annualized.

  (3) Without the adviser's reimbursements and custodian credits as discussed in Notes 6 and 7 to the Financial Statements, the ratios of expenses to average net assets would have been 0.43% (1998) for the Money Market Portfolio; 0.66% (1998), 0.66% (1997) and 0.97% (1994) for the High Yield
      Bond Portfolio; 0.67% (1997) and 0.95% (1994) for the Government Securities Portfolio; 0.87% (1997) and 1.03% (1996) for the Aggressive Equity Portfolio; 1.23% (1994) for the Growth LT Portfolio; 0.70% (1998) and 1.00% (1994) for the Equity Income Portfolio; 0.71% (1998) for the Multi-Strategy Portfolio; 0.53% (1994) for the Equity Index Portfolio; 1.03% (1997) for the International Portfolio; and 1.47% (1997) and 2.22%
      (1996) for the Emerging Markets Portfolio.

  (4) Without the adviser's reimbursements and custodian credits, the ratios of net investment income/loss to average daily net assets would have been 5.16% (1998) for the Money Market Portfolio; 8.17% (1998) and 8.04%
      (1994) for the High Yield Bond Portfolio; 5.38% (1997) and 4.22% (1994) for the Government Securities Portfolio; 0.21% (1997) and 0.43% (1996) for the Growth Portfolio; -0.12% (1996) for the Aggressive Equity Portfolio; 1.17% (1994) for the Growth LT Portfolio; 1.34% (1994) for the Equity Income Portfolio; 2.77% (1994) for the Multi-Strategy Portfolio; 5.72% (1998) for the Bond and Income Portfolio; 2.04% (1996) and 2.35%
      (1994) for the Equity Index Portfolio; 1.79% (1997) for the International Portfolio; and 0.79% (1997) and -0.14% (1996) for the Emerging Markets Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   Principal
                                    Amount      Value
                                   ---------    -----
SHORT-TERM INVESTMENTS - 100.00%
COMMERCIAL PAPER - 100.00%
Aluminum Company of America
 5.237% due 02/08/99              $10,000,000 $9,945,111
 5.253% due 01/15/99                8,000,000  7,983,822
American General Finance
 5.117% due 01/14/99               12,100,000 12,077,891
Associated Corp of North America
 6.680% due 09/17/99                1,500,000  1,511,791
Avnet Inc
 5.400% due 01/15/99                5,000,000  4,989,597
Baker Hughes Inc
 5.169% due 03/08/99 ~             10,000,000  9,906,500
Baltimore Gas & Electric
 5.199% due 03/15/99                5,000,000  5,000,297
Bemis Co Inc
 5.251% due 01/22/99                8,000,000  7,975,640
Carolina Power & Light
 5.292% due 02/08/99               12,000,000 11,933,500
Case Equipment Trust
 5.420% due 12/15/99 "             16,519,539 16,519,539
Chrysler Financial Corp
 5.516% due 03/12/99                2,500,000  2,499,837
 6.280% due 06/21/99                2,500,000  2,505,556
CIT Group Holdings
 6.250% due 09/30/99               10,000,000 10,051,020
Commercial Credit Co
 5.267% due 01/07/99               10,000,000  9,991,250
Contimortgage
 5.648% due 06/15/99 "                618,850    618,850
DVI Rec Corp
 5.690% due 03/10/99 "                 99,959     99,955
Edison International
 5.326% due 01/06/99 ~             10,000,000  9,992,639
 5.531% due 02/04/99 ~             10,000,000  9,948,055
Equitable Resources
 5.250% due 01/21/99 ~              5,000,000  4,985,417
First Security Auto Owner Trust
 5.248% due 11/15/99 "             11,659,808 11,659,808
Fluor Corp
 5.271% due 01/21/99 ~              8,000,000  7,976,711
 5.285% due 01/29/99 ~              5,000,000  4,979,622
 5.489% due 01/05/99 ~              5,000,000  4,996,967
Ford Motor Credit
 5.105% due 01/07/99                7,425,000  7,418,689
 5.427% due 01/04/99               10,000,000  9,995,500
 5.985% due 01/05/99                  370,000    369,754
Fortune Brands
 5.280% due 01/05/99                3,950,000  3,947,683
 6.156% due 01/05/99                  450,000    449,693
General Electric Capital Corp
 5.547% due 01/08/99               13,000,000 12,986,021
Georgia Power Co
 5.180% due 02/19/99                8,000,000  7,943,596
GMAC
 6.116% due 01/04/99               13,215,000 13,208,271

                                        Principal
                                          Amount      Value
                                        ---------     -----
Greentree Rec, Equip, & Consumer Trust
 5.553% due 08/15/99 "                  $8,015,740  $8,015,740
IPALCO Enterprises
 5.151% due 01/26/99 ~                  12,000,000  11,957,667
 5.398% due 01/13/99 ~                   8,000,000   7,985,733
John Deere Capital Corp
 5.509% due 09/22/99                    20,000,000  19,991,321
Motiva Enterprises
 5.187% due 02/19/99                    10,000,000   9,930,311
 5.271% due 01/29/99                     6,500,000   6,473,610
New York Times Co
 5.201% due 01/05/99                     7,900,000   7,895,479
Pacific Gas & Electric Co
 5.526% due 01/29/99                     8,000,000   7,965,778
Pacificorp
 7.450% due 02/04/99                     2,000,000   2,003,080
Parker Hannifin
 5.574% due 01/26/99 ~                  11,108,000  11,065,188
PG&E Corp
 5.500% due 01/12/99 ~                  10,000,000   9,983,194
 5.560% due 01/04/99 ~                   2,000,000   1,999,075
Short-Term Repackage Asset Trust
 5.569% due 08/18/99 "                  20,000,000  20,000,000
 5.624% due 07/26/99 "                  20,000,000  20,000,000
Southern California Edison Co
 5.138% due 01/12/99                    13,000,000  12,979,742
 5.188% due 01/14/99                     3,100,000   3,094,235
Southern Co
 5.250% due 02/05/99 ~                  12,000,000  11,938,750
Times Mirror Co
 5.212% due 01/21/99 ~                  15,000,000  14,956,832
TRW Inc
 5.052% due 01/04/99 ~                  10,810,000  10,805,451
Washington Post
 5.102% due 01/04/99 ~                   5,787,000   5,784,541
 5.204% due 01/11/99 ~                  10,000,000   9,985,611
Westvaco Corp
 5.150% due 02/18/99                    15,000,000  14,897,000
Weyerhaeuser Co
 5.246% due 01/28/99                     5,750,000   5,727,575
WFS Financial Auto Trust
 5.658% due 07/20/99 "                   8,024,382   8,024,382
World Omni Auto
 5.655% due 04/14/99 "                   8,000,000   8,000,000
                                                   -----------
Total Commercial Paper                             475,928,877
                                                   -----------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------

                                                  Principal
                                                   Amount      Value
                                                  ---------    -----
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.00%
State Street Bank and Trust
 3.500% due 01/04/99
 (Dated 12/31/98, repurchase price
 of $10,004; collateralized by U.S.
 Treasury Bonds--market value
 $13,438 and due 11/15/21)                         $10,000       $10,000
                                                            ------------
Total Securities Held Under Repurchase Agreement                  10,000
                                                            ------------
Total Short-Term Investments
 (Cost $475,938,877)                                         475,938,877
                                                            ------------
TOTAL MONEY MARKET PORTFOLIO
 (COST $475,938,877)                                        $475,938,877
                                                            ------------

See Notes to Financial Statements

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           Market
                                                Shares     Value
                                                ------     ------
PREFERRED STOCKS - 1.18%
Consumer Discretionary - 1.18%
CSC Holdings Inc                                  10,002 $1,117,724
Global Crossing Holdings Ltd ~                    10,000    982,500
Primedia Inc `H'                                  25,000  2,412,500
                                                         ----------
Total Preferred Stocks
 (Cost $4,244,940)                                        4,512,724
                                                         ----------
COMMON STOCKS - 0.03%
Consumer Discretionary - 0.03%
Globalstar Telecommunications Ltd Warrants *       1,250     74,375
Splitrock Service Warrants *                       2,500     27,500
                                                         ----------
Total Common Stocks
 (Cost $5)                                                  101,875
                                                         ----------
                                              Principal
                                                Amount
                                              ---------
CORPORATE BONDS & NOTES - 75.60%
Capital Goods - 6.46%
Ball Corp
 8.250% due 08/01/08 ~                        $2,000,000  2,090,000
BE Aerospace
 8.000% due 03/01/08                           4,000,000  3,980,000
 9.875% due 02/01/06                           3,500,000  3,648,750
Furon Co
 8.125% due 03/01/08                           2,000,000  1,990,000
Graham Packaging Co Firsts FRN
 9.375% due 01/15/08                           2,500,000  2,462,500
Imperial Holly Corp
 9.750% due 12/15/07                           1,500,000  1,492,500
International Comfort Products
 8.625% due 05/15/08                           3,000,000  3,045,000
Paragon Corp
 9.625% due 04/01/08                           1,500,000  1,278,750
United Defense Industries
 8.750% due 11/15/07                           4,000,000  4,070,000
Westinghouse Air Brake
 9.375% due 06/15/05                             500,000    512,500
                                                         ----------
                                                         24,570,000
                                                         ----------
Consumer Discretionary - 32.59%
Adelphia Communications
 8.375% due 02/01/08 ~                         3,000,000  3,105,000
 10.250% due 07/15/00                          1,000,000  1,045,000

                                Principal    Market
                                  Amount     Value
                                ---------    ------
Advanstar Communications
 9.250% due 05/01/08            $2,000,000 $2,020,000
Ameriserve Food Distribution
 8.875% due 10/15/06             2,000,000  1,860,000
 10.125% due 07/15/07            1,000,000    870,000
Big Flower Press
 8.625% due 12/01/08 ~             500,000    507,500
Capstar Hotel
 8.750% due 08/15/07             1,500,000  1,470,000
Chancellor Media
 9.000% due 10/01/08 ~           3,000,000  3,180,000
 10.500% due 01/15/07            1,500,000  1,650,000
Classic Cable
 9.875% due 08/01/08 ~           3,000,000  3,135,000
Comcast Corp
 9.125% due 10/15/06             1,500,000  1,605,000
CSC Holdings Inc
 7.875% due 12/15/07             3,000,000  3,162,000
 9.250% due 11/01/05             2,000,000  2,150,000
Eagle Family Foods
 8.750% due 01/15/08             2,000,000  1,900,000
Ferrellgas Partners LP SEC `B'
 9.375% due 06/15/06             3,000,000  3,015,000
Finlay Fine Jewelry
 8.375% due 05/01/08             1,500,000  1,387,500
Foodmaker Inc
 8.375% due 04/15/08             2,500,000  2,512,500
Garden State Newspapers
 8.750% due 10/01/09             2,000,000  2,010,000
Globalstar LP/Capital
 10.750% due 11/01/04            1,500,000  1,080,000
 11.375% due 02/15/04            2,250,000  1,710,000
Granite Broadcasting
 8.875% due 05/15/08             1,500,000  1,436,248
Gray Communications System
 10.625% due 10/01/06            1,000,000  1,070,000
Hammons Hotels (John Q.)
 8.875% due 02/15/04               500,000    465,000
 9.750% due 10/01/05             3,000,000  2,820,000
Harrahs Oper Inc
 7.875% due 12/15/05             2,000,000  2,024,834
HMH Properties
 7.875% due 08/01/08             2,000,000  1,940,000
Holmes Products
 9.875% due 11/15/07             1,000,000    950,000
Intermedia Communications
 8.500% due 01/15/08             3,000,000  2,865,000
 8.600% due 06/01/08             3,500,000  3,342,500
 8.875% due 11/01/07             4,000,000  3,880,000
Iron Mountain Inc
 8.750% due 09/30/09             1,000,000  1,035,000
 10.125% due 10/01/06            2,000,000  2,160,000
Jacor Communications
 8.000% due 02/15/10               500,000    530,000
 8.750% due 06/15/07             1,000,000  1,082,500
Jones Intercable Inc
 7.625% due 04/15/08             3,000,000  3,135,000

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             Principal    Market
                               Amount      Value
                             ---------    ------
K-III Communication
 8.500% due 02/01/06         $2,500,000  $2,587,500
L-3 Communications
 8.000% due 08/01/08 ~        1,500,000   1,511,250
 8.500% due 05/15/08          3,500,000   3,622,500
Lenfest Communications Inc
 8.250% due 02/15/08          2,000,000   2,095,000
 8.375% due 11/01/05          1,500,000   1,620,000
Level 3 Communications
 9.125% due 05/01/08          3,000,000   2,977,500
Loews Cineplex
 8.875% due 08/01/08          2,000,000   2,055,000
Optel Inc
 13.000% due 02/15/05         2,500,000   2,487,500
Pegasus Communications `A'
 9.625% due 10/15/05          2,000,000   2,015,000
 9.750% due 12/01/06 ~        1,000,000   1,007,500
Premier Parks Oper Inc
 7.630% due 03/31/06          1,131,791   1,120,473
 9.250% due 04/01/06          1,000,000   1,038,750
Prime Hospitality
 9.750% due 04/01/07          3,000,000   3,075,000
Purina Mills Co
 9.000% due 03/15/10          1,500,000   1,537,500
Renters Choice
 11.000% due 08/15/08 ~       3,250,000   3,315,000
Rose Hills Acquisition Corp
 9.500% due 11/15/04          3,500,000   3,412,500
RSL Communications
 9.125% due 03/01/08          1,000,000     925,000
Scotsman Group
 8.625% due 12/15/07          1,500,000   1,545,000
SFX Entertainment Inc
 9.125% due 02/01/08          3,500,000   3,482,500
Sinclair Broadcasting
 8.750% due 12/15/07          1,000,000   1,015,000
 9.000% due 07/15/07          3,000,000   3,075,000
Six Flags Theme Parks Inc
 8.130% due 11/30/04          3,368,209   3,359,789
Splitrock Services
 11.750% due 07/15/08 ~       2,500,000   2,175,000
Station Casino
 9.625% due 06/01/03          2,000,000   2,082,800
T/SF Communications Corp
 10.375% due 11/01/07         1,000,000   1,012,500
World Color Press
 8.375% due 11/15/08 ~        1,000,000   1,005,000
Young America Corp
 11.625% due 02/15/06         2,000,000     870,000
                                        -----------
                                        124,136,144
                                        -----------

                        Principal    Market
                          Amount     Value
                        ---------    ------
Consumer Staples -
5.56%
AES Corp
 8.000% due 12/31/08    $1,000,000   $990,570
 8.375% due 08/15/07     1,500,000  1,518,750
 8.500% due 11/01/07     3,000,000  3,052,500
 10.250% due 07/15/06    4,000,000  4,340,000
Auroa Foods
 9.875% due 02/15/07     2,900,000  3,175,500
B&G Foods Inc
 9.625% due 08/01/07     1,000,000    980,000
Carrols Corp
 9.500% due 12/01/08 ~   2,500,000  2,531,250
Chiquita Brands
Internationals Inc
 9.125% due 03/01/04       500,000    511,250
 10.250% due 11/01/06    1,500,000  1,565,625
Southland Corp
 5.000% due 12/15/03     2,850,000  2,508,000
                                   ----------
                                   21,173,445
                                   ----------
Energy - 5.79%
CalEnergy Co Inc
 7.520% due 09/15/08     2,000,000  2,138,492
California Energy Inc
 9.875% due 06/30/03     1,500,000  1,629,375
Calpine Corp
 8.750% due 07/15/07     1,000,000  1,030,000
 10.500% due 05/15/06    1,500,000  1,608,750
Clark R&M Inc
 8.438% due 11/15/04     1,500,000  1,455,000
 8.875% due 11/15/07     1,500,000  1,342,500
Cross Timbers Oil Co
 8.750% due 11/01/09     1,500,000  1,342,500
 9.250% due 04/01/07       500,000    467,500
DI Industries
 8.875% due 07/01/07     1,750,000  1,277,500
Forcenergy Inc
 8.500% due 02/15/07     3,000,000  2,235,000
Giant Industries
 9.750% due 11/15/03     2,000,000  1,980,000
HS Resources Inc
 9.250% due 11/15/06     2,000,000  1,890,000
Ocean Energy
 8.875% due 07/15/07     2,000,000  1,950,000
Tesoro Petroleum Corp
 9.000% due 07/01/08 ~   1,750,000  1,706,250
                                   ----------
                                   22,052,867
                                   ----------
Financial & Business
Services - 2.25%
Allied Waste
 7.875% due 01/01/09 ~   2,500,000  2,543,750
Bank United Corp
 8.875% due 05/01/07     2,000,000  2,220,000
Nebraska Book Co
 8.750% due 02/15/08     4,000,000  3,830,000
                                   ----------
                                    8,593,750
                                   ----------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                        Principal    Market
                                          Amount     Value
                                        ---------    ------
Health Care - 4.51%
Dade International Inc
 11.125% due 05/01/06                   $1,500,000 $1,672,500
Genesis Health Care Ventures Inc
 9.750% due 06/15/05                       500,000    487,500
 9.875% due 01/15/09 ~                     500,000    483,750
Hudson Respiratory Care
 9.125% due 04/15/08                     1,000,000    825,000
Integrated Health
 9.500% due 09/15/07                     2,000,000  1,910,000
 10.250% due 04/30/06                    3,000,000  2,955,000
Mariner Post-Acute Network
 9.500% due 11/01/07                     2,000,000  1,570,000
Tenet Healthcare Corp
 8.125% due 12/01/08 ~                   4,000,000  4,120,000
 8.625% due 01/15/07                     3,000,000  3,150,000
                                                   ----------
                                                   17,173,750
                                                   ----------
Materials & Processing - 6.98%
AK Steel Corp
 9.125% due 12/15/06                     2,000,000  2,095,000
Columbus McKinnon Corp
 8.500% due 04/01/08                     3,500,000  3,325,000
Ispat Inland LP Senior Security Credit
 7.314% due 07/14/05                     2,493,750  2,369,063
 7.814% due 07/14/06                     2,493,750  2,369,063
Nortek
 8.875% due 08/01/08 ~                   3,375,000  3,459,375
P&L Coal Holdings
 8.875% due 05/15/08                     3,000,000  3,075,000
Polymer Group Inc
 9.000% due 07/01/07                     3,000,000  2,985,000
Ryerson Tull Inc
 9.125% due 07/15/06                     1,000,000  1,076,250
Wesco Distributor
 9.125% due 06/01/08                     3,000,000  3,015,000
Wheeling Pittsburgh
 9.250% due 11/15/07                     3,000,000  2,820,000
                                                   ----------
                                                   26,588,751
                                                   ----------
Technology - 2.82%
Dialogic Corp
 11.000% due 11/15/07                    3,000,000  3,000,000
PSINet
 10.000% due 02/15/05                    3,000,000  2,985,000
 11.500% due 11/01/08 ~                  1,000,000  1,052,500
Viasystems
 9.750% due 06/01/07                     4,000,000  3,720,000
                                                   ----------
                                                   10,757,500
                                                   ----------
Transportation - 6.68%
Accuride Corp
 9.250% due 02/01/08                     1,500,000  1,507,500
American Commercial Lines
 10.250% due 06/30/08 ~                  1,500,000  1,530,000
Amtran Inc
 9.625% due 12/15/05                     2,000,000  2,010,000

                                   Principal    Market
                                     Amount      Value
                                   ---------    ------
Atlas Air Inc
 9.375% due 11/15/06 ~             $1,000,000  $1,025,000
Coach USA
 9.375% due 07/01/07                1,500,000   1,537,500
Delco Remy International
 10.625% due 08/01/06               2,000,000   2,130,000
Federal-Mogul Corp
 7.750% due 07/01/06                4,000,000   4,090,000
Hayes Lemmerz International
 8.250% due 12/15/08 ~              2,500,000   2,500,000
Hayes Wheels International
 9.125% due 07/15/07                1,500,000   1,563,750
Holt Group
 9.750% due 01/15/06 ~                700,000     486,500
Kitty Hawk Inc
 9.950% due 11/15/04                1,000,000     995,000
Navistar International
 8.000% due 02/01/08                2,000,000   2,045,000
Safety-Kleen Services Inc
 9.250% due 06/01/08                2,000,000   2,070,000
Titan Wheel International
 8.750% due 04/01/07                2,000,000   1,970,000
                                              -----------
                                               25,460,250
                                              -----------
Utilities - 1.96%
Nextlink Communications
 10.750% due 11/15/08 ~             3,000,000   3,067,500
Niagara Mohawk Power
 0.000% due 07/01/03                3,000,000   2,338,164
Qwest Communications
 7.250% due 11/01/08 ~              2,000,000   2,050,000
                                              -----------
                                                7,455,664
                                              -----------
Total Corporate Bonds & Notes
 (Cost $290,361,635)                          287,962,121
                                              -----------
CONVERTIBLE BONDS - 0.45%
Consumer Staples - 0.33%
Chiquita Brands International Inc
 7.000% due 03/28/01                1,360,000   1,258,000
                                              -----------
                                                1,258,000
                                              -----------
Financial & Business Services-
0.12%
FMC Corp
 6.750% due 01/16/05                  500,000     455,000
                                              -----------
                                                  455,000
                                              -----------
Total Convertible Bonds
 (Cost $1,732,000)                              1,713,000
                                              -----------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                Principal    Market
                                  Amount     Value
                                ---------    ------
FOREIGN BONDS - 18.38%
Argentina - 1.00%
CEI Citicorp Holdings
 9.750% due 02/14/07            $1,500,000 $1,312,500
Impsat Corp
 12.375% due 06/15/08            3,000,000  2,490,000
                                           ----------
                                            3,802,500
                                           ----------
Australia - 0.78%
Fox Family Worldwide
 9.250% due 11/01/07             3,000,000  2,985,000
                                           ----------
                                            2,985,000
                                           ----------
Bahamas - 1.02%
Sun International Hotels Ltd
 8.625% due 12/15/07             1,000,000  1,025,000
 9.000% due 03/15/07             2,750,000  2,873,750
                                           ----------
                                            3,898,750
                                           ----------
Belgium - 0.40%
Hermes Europe Railtel
 10.375% due 01/15/09 ~          1,500,000  1,522,500
                                           ----------
                                            1,522,500
                                           ----------
Bermuda - 0.56%
Global Crossing
 9.625% due 05/15/08             2,000,000  2,120,000
                                           ----------
                                            2,120,000
                                           ----------
Brazil - 0.43%
Globo Communicacoens E Part SA
 10.500% due 12/20/06 ~          1,500,000    975,000
Globo Communicacoens PT `B'
 10.500% due 12/20/06            1,000,000    650,000
                                           ----------
                                            1,625,000
                                           ----------
Canada - 5.74%
Call-Net Enterprises
 0.000% due 08/15/03             5,000,000  2,975,000
Doman Industries
 9.250% due 11/15/07             1,000,000    745,000
Hollinger Inc
 0.000% due 10/05/13             4,000,000  1,670,000
 8.625% due 03/15/05             2,000,000  2,120,000
 9.250% due 02/01/06               500,000    530,000
Loewen Group International
 8.250% due 10/15/03             2,000,000  1,730,000
MDC Communications
 10.500% due 12/01/06            1,500,000  1,537,500
Metronet Commercials
 0.000% due 06/15/03             4,000,000  2,470,000
Rogers Cablesystem
 9.625% due 08/01/02               500,000    537,500
 10.000% due 03/15/05 ~          1,500,000  1,680,000
 10.000% due 12/01/07            1,000,000  1,125,000

                                  Principal    Market
                                    Amount     Value
                                  ---------    ------
Rogers Cantel
 8.300% due 10/01/07              $3,000,000 $3,030,000
 9.375% due 06/01/08               1,000,000  1,060,000
Rogers Communications Inc
 2.000% due 11/26/05               1,000,000    653,750
                                             ----------
                                             21,863,750
                                             ----------
Cayman Islands - 0.26%
AC International Fin Co
 0.500% due 07/30/02               1,000,000    985,000
                                             ----------
                                                985,000
                                             ----------
Germany - 0.41%
Fresensius Med Care Cap
 9.000% due 12/01/06               1,500,000  1,578,750
                                             ----------
                                              1,578,750
                                             ----------
Kazakhstan - 0.49%
Republic of Kazakhstan
 8.375% due 10/02/02 ~             2,250,000  1,850,625
                                             ----------
                                              1,850,625
                                             ----------
Mexico - 1.53%
Monterrey Power SA
 9.625% due 11/15/09 ~             2,500,000  1,956,250
Petroleos Mexicano ~
 9.375% due 12/02/08               2,000,000  1,990,000
Petroleos Mexicanos Pemex Global
 8.850% due 09/15/07               1,000,000    910,000
United Mexican States Global
 9.875% due 01/15/07               1,000,000    985,000
                                             ----------
                                              5,841,250
                                             ----------
Netherlands - 0.45%
Netia Holdings Bv
 10.250% due 11/01/07              2,000,000  1,705,000
                                             ----------
                                              1,705,000
                                             ----------
Philippines - 1.51%
Philippines Long Distance
 8.350% due 03/06/17               1,000,000    784,000
 9.250% due 06/30/06               3,000,000  2,877,243
Universal Robina
 8.375% due 12/19/06 ~             3,000,000  2,100,000
                                             ----------
                                              5,761,243
                                             ----------
United Kingdom - 3.80%
Falcon Holding Group
 8.375% due 04/15/10               1,000,000  1,040,000
Newsquest Capital PLC
 11.000% due 05/01/06              1,500,000  1,657,500
Orange PLC
 8.000% due 08/01/08               3,000,000  3,022,500
Regional Independent Media
 10.500% due 07/01/08 ~            1,500,000  1,522,500
RSL Communications
 10.500% due 11/15/08 ~            2,000,000  1,955,000

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                     Principal       Market
                                                      Amount          Value
                                                     --------- ------------
Swiss Life Finance Ltd
 2.000% due 05/20/03 ~                                $500,000     $567,500
Telewest PLC
 9.625% due 10/01/06                                 4,000,000    4,140,000
 11.250% due 11/01/08 ~                                500,000      562,500
                                                               ------------
                                                                 14,467,500
                                                               ------------
Total Foreign Bonds
 (Cost $73,435,874)                                              70,006,868
                                                               ------------
U.S. TREASURY NOTES - 1.90%
 5.875% due 11/30/01                                 7,000,000    7,234,066
                                                               ------------
Total U.S. Treasury Notes
 (Cost $7,025,674)                                                7,234,066
                                                               ------------
                                                                  Value
                                                                  -----
SHORT-TERM INVESTMENTS - 2.46%
COMMERCIAL PAPER - 2.45%
Edison International
 5.440% due 01/04/99 ~                               1,850,000    1,849,161
Ford Motor Credit
 5.520% due 01/05/99                                 2,700,000    2,698,344
PG&E Capital Corp
 5.500% due 01/12/99 ~                               2,000,000    1,996,639
TRW Inc
 5.052% due 01/04/99 ~                               2,799,000    2,797,822
                                                               ------------
Total Commercial Paper                                            9,341,966
                                                               ------------
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.01%
State Street Bank and Trust
 3.500% due 01/04/99
 (Dated 12/31/98, repurchase price
 of $44,017; collateralized by U.S.
 Treasury Bonds--market value
 $47,031 and due 11/15/21)                              44,000       44,000
                                                               ------------
Total Securities Held Under Repurchase Agreement                     44,000
                                                               ------------
Total Short-Term Investments
 (Cost $9,385,966)                                                9,385,966
                                                               ------------
TOTAL HIGH YIELD BOND PORTFOLIO (COST $386,186,094)            $380,916,620
                                                               ------------

Notes to Schedule of Investments

(a) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                  $386,186,094
                                                                ------------
Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost                  $8,251,966
Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value                 (13,521,440)
                                                                ------------
Net unrealized depreciation                                      $(5,269,474)
                                                                ------------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                        Principal    Market
                                          Amount     Value
                                        ---------    ------
CORPORATE BONDS & NOTES - 29.04%
Consumer Discretionary - 0.08%
Time Warner
 6.100% due 12/30/01 ~                    $650,000   $660,472
                                                   ----------
                                                      660,472
                                                   ----------
Consumer Staples - 2.41%
Nabisco Inc
 6.125% due 02/01/33                    13,800,000 13,616,722
RJR Holdings Capital Corp
 8.000% due 07/15/01                     3,000,000  3,005,061
RJR Nabisco Inc Mtn
 7.625% due 09/01/00                     1,200,000  1,196,760
 8.625% due 12/01/02                     2,600,000  2,641,496
                                                   ----------
                                                   20,460,039
                                                   ----------
Energy - 1.74%
R&B Falcon Corp
 6.500% due 04/15/03                     3,000,000  2,782,800
 9.125% due 12/15/03 ~                  12,000,000 12,000,000
                                                   ----------
                                                   14,782,800
                                                   ----------
Financial & Business Services - 13.24%
Associates First Capital Corp
 6.450% due 09/15/00 ~                   4,800,000  4,869,120
Capital One Bank
 6.420% due 11/12/99                     1,100,000  1,097,184
 6.825% due 07/26/99                     3,800,000  3,814,056
 6.830% due 08/16/99                     1,900,000  1,907,163
 7.200% due 07/19/99                     3,300,000  3,318,572
Cedent Mortgage
 6.918% due 11/18/28 + ~                11,984,083 11,914,739
Chrysler Financial Corp
 5.657% due 01/30/02                     9,700,000  9,671,220
Donaldson, Lufkin, & Jenrette
 6.000% due 12/01/01                     2,200,000  2,192,268
Goldman Sachs FRN
 5.521% due 12/07/01 ~                   8,000,000  7,973,368
Heller Financial
 5.687% due 04/01/99                    10,000,000 10,003,470
 5.908% due 07/07/00                     5,000,000  4,988,765
 6.250% due 01/15/99                     3,400,000  3,400,143
 9.125% due 08/01/99                     3,400,000  3,463,410
Household Financial Corp FRN
 5.369% due 08/01/01                    15,100,000 15,025,451
Lehman Brothers Holding FRN Mtn
 5.801% due 01/18/00                     9,600,000  9,501,418
MBNA America Bank NA
 5.888% due 08/07/01                       500,000    488,239
 5.938% due 04/25/02                     7,600,000  7,548,559
MBNA Corp
 6.088% due 12/01/99                     2,800,000  2,798,950
 6.875% due 10/01/99                     1,000,000  1,011,690

                             Principal    Market
                               Amount      Value
                             ---------    ------
Paine Webber Group Inc
 5.820% due 11/27/00         $1,700,000  $1,703,321
Salomon Inc
 7.125% due 08/01/99          1,000,000   1,010,690
Union Planters
 6.800% due 01/25/28          4,500,000   4,727,633
                                        -----------
                                        112,429,429
                                        -----------
Health Care - 0.85%
Columbia/HCA Healthcare Mtn
 6.875% due 07/15/01          3,100,000   3,077,820
 8.130% due 08/04/03          4,000,000   4,129,716
                                        -----------
                                          7,207,536
                                        -----------
Technology - 1.14%
TCI Communication Inc
 5.990% due 02/02/00          5,700,000   5,674,840
 7.250% due 06/15/99          4,000,000   4,033,200
                                        -----------
                                          9,708,040
                                        -----------
Transportation - 3.72%
Continental Airline
 9.500% due 12/15/01          8,325,000   8,741,250
GMAC
 6.700% due 03/15/08          2,200,000   2,308,581
 7.625% due 05/05/03          2,500,000   2,696,735
Northwest Airlines
 10.530% due 01/15/09 ~       4,608,741   5,841,902
UAL Equipment Trust
 9.210% due 01/21/17            800,000     907,936
 9.560% due 10/19/18          1,650,000   1,937,892
 10.850% due 02/19/15         1,000,000   1,309,170
Union Pacific Corp FRN Mtn
 5.945% due 05/22/00 + ~      7,900,000   7,895,063
                                        -----------
                                         31,638,529
                                        -----------
Utilities - 5.86%
California Energy
 10.250% due 01/15/04         9,000,000   9,468,720
Cleveland Electric
 7.670% due 07/01/04          2,200,000   2,318,910
 9.200% due 06/01/01          3,000,000   3,217,221
Consolidated Light & Power
 5.500% due 02/01/99          6,000,000   5,997,762
El Paso Electric
 7.250% due 02/01/99            800,000     800,648
Long Island Lighting
 7.300% due 07/15/99          1,250,000   1,264,213
Long Island Power Authority
 5.250% due 12/01/26          1,500,000   1,511,469
Ohio Edison Co
 8.330% due 12/01/07          3,100,000   3,398,437
Texas Utilities Co
 5.940% due 10/15/01         10,000,000   9,986,310
Texas-New Mexico Power
 12.500% due 01/15/99         2,000,000   2,003,260

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                       Principal    Market
                                        Amount       Value
                                       ---------    ------
Toledo Edison
 7.460% due 04/03/00                     $100,000    $102,105
Williams Cos
 5.999% due 01/30/00                    9,700,000   9,688,651
                                                  -----------
                                                   49,757,706
                                                  -----------
Total Corporate Bonds & Notes
 (Cost $244,890,236)                              246,644,551
                                                  -----------
MORTGAGE-BACKED SECURITIES - 39.90%
Collateralized Mortgage Obligations - 1.16%
Citibank 1988-2
 8.000% due 07/25/18 + "                   22,320      22,739
Countrywide
 6.500% due 09/25/13 "                  2,951,487   2,987,780
 6.750% due 05/25/24 "                  1,000,000   1,008,553
 8.236% due 11/25/24 "                    111,795     114,423
Norwest Asset Securities
 7.500% due 03/25/27 "                    885,179     909,382
Residential Accredited Loans Inc
 7.500% due 03/25/27 "                  1,000,000   1,033,837
Residential Funding Corp
 5.342% due 10/25/27 "                    550,947     533,094
Resolution Trust Corp
 8.000% due 04/25/25 + "                  423,930     430,880
Salomon Brothers Mortgage Securities
 5.855% due 02/25/27 + "                2,811,476   2,829,926
                                                  -----------
                                                    9,870,614
                                                  -----------
Federal Home Loan Mortgage Corporation - 24.54%
 6.000% due 04/01/28 "                  2,928,597   2,896,266
 6.000% due 06/01/28 "                117,125,509 115,832,444
 6.000% due 07/01/28 "                  3,929,082   3,885,721
 6.000% due 08/01/28 "                    985,896     975,016
 6.000% due 01/14/29 # "               66,000,000  65,175,000
 6.500% due 09/15/22 "                  9,161,000   9,138,268
 6.500% due 11/25/23 "                    695,154     654,520
 7.500% due 09/20/26 "                  2,366,405   2,453,655
 7.500% due 01/15/27 "                  7,226,259   7,476,866
                                                  -----------
                                                  208,487,756
                                                  -----------
Federal Housing Authority - 2.86%
 6.650% due 10/15/40 "                 13,161,300  13,309,891
 7.430% due 08/01/21 "                    258,179     267,616
 7.430% due 02/01/23 "                    358,705     372,153
 7.430% due 10/01/23 + "                9,926,823  10,299,054
                                                  -----------
                                                   24,248,714
                                                  -----------
Federal National Mortgage Association - 3.99%
 5.850% due 01/25/17 "                  7,513,396   7,521,270
 6.134% due 08/01/31 "                  4,999,142   5,042,684
 6.155% due 05/01/36 "                  9,822,434   9,896,200
 6.227% due 04/01/27 "                  3,575,365   3,617,257
 6.670% due 01/01/25 "                    680,183     689,975
 7.119% due 06/01/27 "                  3,217,609   3,311,229

                                     Principal    Market
                                       Amount      Value
                                     ---------    ------
 7.188% due 12/01/22 "                 $700,861    $721,800
 7.295% due 11/01/23 "                  107,788     110,199
 7.466% due 01/01/23 "                2,678,265   2,727,709
 7.534% due 05/01/23 "                  244,090     247,871
                                                -----------
                                                 33,886,194
                                                -----------
Government National Mortgage Association - 5.73%
 6.000% due 01/21/29 # "             12,000,000  11,891,250
 6.500% due 01/21/29 # "              6,180,000   6,243,731
 6.500% due 10/01/33 "                3,174,728   3,202,507
 6.625% due 07/20/25 "                1,710,154   1,736,372
 6.625% due 07/20/26 "                5,885,434   5,972,299
 6.875% due 03/20/24 "                1,363,334   1,384,295
 6.875% due 02/20/27 "                1,594,092   1,617,031
 7.000% due 11/20/23 "                5,843,074   5,911,884
 7.000% due 10/20/24 "                1,359,412   1,378,756
 7.000% due 11/20/26 "                8,078,736   8,171,715
 7.000% due 12/20/26 "                  970,981     982,267
 9.000% due 02/15/17 "                   73,669      78,618
 9.500% due 08/15/17 "                   21,995      23,626
 9.500% due 04/15/18 "                    4,237       4,550
 9.500% due 09/15/18 "                   64,056      68,788
 10.000% due 05/15/19 "                  14,280      15,481
                                                -----------
                                                 48,683,170
                                                -----------
Student Loan Mortgage Association - 1.62%
 5.108% due 04/25/07 "                4,736,455   4,687,172
 5.327% due 04/25/04 "                1,676,741   1,659,974
 5.684% due 06/30/00 "                7,400,000   7,403,996
                                                -----------
                                                 13,751,142
                                                -----------
Total Mortgage-Backed Securities
 (Cost $334,917,390)                            338,927,590
                                                -----------
OTHER ASSET-BACKED SECURITIES - 1.55%
Financial Asset Securities Corp
 6.500% due 04/16/03 ~ + "              381,547     381,786
Fleet Credit Card
 5.571% due 03/19/99 "                2,000,000   1,987,769
Ford Credit Auto Owner Trust
 6.100% due 03/15/00 "                  555,813     557,461
Greenwich Capital Mortgage
 7.600% due 01/25/22 "                   29,214      29,609
Imperial Savings & Loans
 9.900% due 02/25/18 + "                 52,077      53,615
News Corp Ltd
 0.000% due 06/15/99 * "             10,100,000   9,481,375
Ryland Mortgage
 14.000% due 11/25/31 "                  51,715      55,854
Securities Assets Sales Inc
 6.500% due 11/25/25 "                  611,621     612,566
                                                -----------
Total Other Asset-Backed Securities
 (Cost $13,509,672)                              13,160,035
                                                -----------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                Principal     Market
                                  Amount       Value
                                ---------     ------
U.S. TREASURY BONDS - 15.54%
 6.000% due 02/15/26            $35,000,000 $38,204,705
 8.000% due 11/15/21              1,100,000   1,474,000
 8.125% due 08/15/19             27,900,000  37,316,250
 8.750% due 05/15/17             10,000,000  13,910,900
 8.875% due 08/15/17             19,100,000  26,904,069
 9.250% due 02/15/16              9,900,000  14,203,431
                                            -----------
Total U.S. Treasury Bonds
 (Cost $129,227,356)                        132,013,355
                                            -----------
U.S. TREASURY INFLATION
INDEX BONDS - 3.82%
 3.625% due 07/15/02             30,805,696  30,603,549
 3.625% due 04/15/28              1,925,488   1,876,750
                                            -----------
Total U.S. Treasury Inflation Index Bonds
 (Cost $32,490,293)                          32,480,299
                                            -----------
FOREIGN BONDS - 2.08%
Mexico - 0.92%
Banamex
 9.125% due 04/06/00              2,000,000   2,006,250
Petro Mexicanos FRN
 9.574% due 07/15/05 ~            6,200,000   5,750,500
                                            -----------
                                              7,756,750
                                            -----------
Poland - 0.04%
Poland Par Step-Up Brady Bond
 3.000% due 10/27/99                500,000     332,993
                                            -----------
                                                332,993
                                            -----------
United Kingdom - 1.12%
Lehman Brothers Holdings PLC
 5.577% due 09/03/02              9,900,000   9,539,640
                                            -----------
                                              9,539,640
                                            -----------
Total Foreign Bonds
 (Cost $18,371,302)                          17,629,383
                                            -----------
CALL OPTIONS - 0.69%
U.S. Treasury Notes
 Expiring 1/13/99 @$97                        5,905,360
                                            -----------
Total Call Options
 (Cost $7,623,593)                            5,905,360
                                            -----------

                                        Principal
                                          Amount      Value
                                        ---------     -----
SHORT-TERM INVESTMENTS - 7.38%
COMMERCIAL PAPER - 6.11%
American Express Credit
 5.610% due 01/19/99                    $1,600,000   $1,595,511
 5.840% due 01/07/99                       200,000      199,805
Ameritech Corp
 5.670% due 01/15/99                     2,900,000    2,893,606
duPont (EI) deNemours
 5.380% due 01/19/99                    16,700,000   16,655,077
General Electric Capital Corp
 5.140% due 01/12/99                     2,100,000    2,096,702
 5.510% due 01/26/99                     9,700,000    9,662,884
Racers FRN
 6.156% due 01/11/99 + ~                18,900,000   18,787,781
                                                   ------------
Total Commercial Paper                               51,891,366
                                                   ------------
U.S. TREASURY BILLS - 0.33%
 3.830% due 03/04/99 **                    100,000       99,256
 4.020% due 03/04/99 **                    900,000      893,598
 4.300% due 05/13/99 **                    350,000      344,557
 4.310% due 02/04/99 **                    315,000      313,796
 4.310% due 04/29/99 **                    460,000      453,623
 4.310% due 05/27/99 **                    710,000      697,732
                                                   ------------
Total U.S. Treasury Bills                             2,802,562
                                                   ------------
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.94%
State Street Bank and Trust
 3.500% due 01/04/99
 (Dated 12/31/98, repurchase price
 of $8,000,110; collateralized by U.S.
 Treasury Bonds--market value
 $8,163,281 and due 11/15/21)            7,997,000    7,997,000
                                                   ------------
Total Securities Held Under Repurchase
 Agreement                                            7,997,000
                                                   ------------
Total Short-Term Investments
 (Cost $62,803,023)                                  62,690,928
                                                   ------------
TOTAL MANAGED BOND PORTFOLIO
 (COST $843,832,865)                               $849,451,501
                                                   ------------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $2,802,562 have been segregated with the custodian to cover margin requirement for the following open interest rate futures contracts at December 31, 1998:

                                                Unrealized
                                    Number of  Appreciation
               Type                 Contracts (Depreciation)
------------------------------------------------------------------------
90-Day LIBOR Futures (3/00)             133          $51,182
90-Day Eurodollar Futures (3/01)         76           21,850
90-Day Eurodollar Futures (3/02)         13           15,113
90-Day Eurodollar Futures (6/01)         76           25,663
90-Day Eurodollar Futures (6/02)         13           15,113
90-Day Eurodollar Futures (9/01)         36          (14,625)
90-Day Eurodollar Futures (12/00)        76           10,638
90-Day Eurodollar Futures (12/01)        13           13,163
U.S. Treasury 5 year Notes (3/99)     1,803       (1,519,432)
U.S. Treasury 10 year Bonds (3/99)        1              117
                                              --------------
                                                 $(1,381,218)
                                              --------------

(b) Transactions in options for the year ended December 31, 1998 were as follows:

                                    Number of
                                    Contracts        Premium
                    ----------------------------------------------------
Outstanding, December 31, 1997            0               $0
Options Written                         872          275,798
Options Expired                        (689)        (241,984)
                    ----------------------------------------------------
Outstanding, December 31, 1998          183          $33,814
                    ----------------------------------------------------

(c) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                               $843,832,865
                                                             ------------
Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost           $10,401,163
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value            (4,782,527)
                                                             ------------
Net unrealized appreciation                                    $5,618,636
                                                             ------------

See Notes to Financial Statements

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                      Principal    Market
                                        Amount     Value
                                      ---------    ------
CORPORATE BONDS & NOTES - 7.03%
Financial & Business Services - 7.03%
Asian Development Bank
 5.820% due 06/16/28                  $2,050,000 $2,057,975
Associates Corp North America
 6.780% due 04/23/01                   1,100,000  1,132,350
CIT Group Holdings
 5.875% due 06/18/01                   4,100,000  4,133,718
Key Bank North America
 6.052% due 04/24/03                   4,500,000  4,592,385
Merrill Lynch & Co FRN
 5.300% due 09/25/00                   2,900,000  2,889,814
                                                 ----------
                                                 14,806,242
                                                 ----------
Total Corporate Bonds & Notes
 (Cost $14,672,701)                              14,806,242
                                                 ----------
MORTGAGE-BACKED SECURITIES - 49.63%
Collateralized Mortgage Obligations - 4.81%
Bear Stearns Mortgage Securities Inc
 7.000% due 03/25/27 "                 1,000,000  1,013,775
Champion Home Loan Trust
 8.006% due 05/25/28 "                 1,088,650  1,113,672
Contimortgage Home Equity Loans
 5.676% due 06/15/28 "                 2,429,336  2,422,328
Countrywide
 7.791% due 03/25/24 "                   140,927    145,488
 8.236% due 11/25/24 "                   111,795    114,423
GE Capital Mortgage
 5.500% due 02/25/09 "                   693,613    690,127
Residential Accredited Loans Inc
 7.500% due 03/25/27 "                 3,000,000  3,101,511
Residential Funding Corp
 8.107% due 03/25/25 "                   111,116    115,200
Salomon Brothers Mortgage Securities
 5.855% due 02/25/27 + "               1,405,739  1,414,964
                                                 ----------
                                                 10,131,488
                                                 ----------
Federal Home Loan Mortgage Corporation - 20.71%
 6.000% due 12/15/17 "                 2,316,150  2,306,526
 6.000% due 04/01/28 "                 2,928,597  2,896,278
 6.000% due 06/01/28 "                34,776,409 35,381,592
 6.000% due 01/14/29 # "               2,350,000  2,320,625
 6.045% due 12/02/02 "                   700,000    721,658
 6.750% due 02/01/08 "                     2,369      2,390
                                                 ----------
                                                 43,629,069
                                                 ----------
Federal Housing Authority - 6.24%
 6.550% due 07/15/40 # "              12,442,000 12,526,232
 7.400% due 07/25/19 + "                 438,039    453,779
 7.430% due 07/01/21 "                   173,026    175,758
                                                 ----------
                                                 13,155,769
                                                 ----------

                                  Principal   Market
                                   Amount      Value
                                  ---------   ------
Federal National Mortgage Association -
 4.07%
 6.000% due 12/25/08 "             $885,871    $882,266
 6.012% due 08/01/17 "            2,060,849   2,069,238
 6.130% due 02/01/17 "              520,346     523,140
 6.132% due 06/01/18 "              199,304     200,378
 6.132% due 03/01/24 "              187,064     188,119
 6.132% due 08/01/24 "              455,766     458,337
 6.132% due 07/01/26 "              171,529     172,527
 6.132% due 10/01/27 "              176,574     177,616
 6.132% due 11/01/27 "              722,474     726,736
 6.236% due 03/01/18 "            1,874,474   1,882,104
 6.500% due 02/18/04 "              305,857     305,745
 6.670% due 01/01/25 "              506,611     513,904
 7.188% due 12/01/22 "              461,406     475,191
                                            -----------
                                              8,575,301
                                            -----------
Government National Mortgage Association - 10.49%
 6.500% due 09/20/28 "            3,049,015   2,960,660
 6.500% due 01/21/29 # "          3,290,000   3,323,928
 6.500% due 10/01/33 "            3,659,843   3,691,866
 6.625% due 09/20/22 "            2,411,141   2,450,738
 6.625% due 09/20/23 "              106,306     107,984
 6.625% due 07/20/25 "            2,176,560   2,209,928
 6.875% due 05/20/23 "              182,167     185,386
 6.875% due 02/20/25 "              963,326     975,861
 6.875% due 05/20/26 "            1,152,240   1,171,162
 6.875% due 01/20/27 "            1,575,628   1,595,997
 7.000% due 10/20/24 "              906,275     919,171
 7.000% due 11/20/26 "            1,375,885   1,391,720
 7.000% due 12/20/26 "              970,981     982,267
 9.000% due 01/15/17 "              137,914     147,179
                                            -----------
                                             22,113,847
                                            -----------
Student Loan Mortgage Association - 3.31%
 5.108% due 04/25/07 "            1,799,853   1,781,126
 5.262% due 10/25/04 "            1,779,427   1,768,048
 5.327% due 04/25/04 "              838,371     829,987
 5.684% due 06/30/00 "            2,600,000   2,594,280
                                            -----------
                                              6,973,441
                                            -----------
Total Mortgage-Backed Securities
 (Cost $103,303,453)                        104,578,915
                                            -----------
OTHER ASSET-BACKED SECURITIES - 9.68%
Citibank 1988-2
 8.000% due 07/25/18 + "             11,943      12,167
Financial Asset Securities Corp
 6.500% due 04/16/03 + "            763,094     763,572
Ford Credit Auto Owner Trust
 6.100% due 03/15/00 "              937,934     940,715
Greenwich Capital Mortgage
 7.599% due 01/25/22 "               43,821      44,413
Home Savings
 5.826% due 05/25/27 + "            317,297     313,728

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                 Principal   Market
                                                  Amount     Value
                                                 ---------   ------
Imperial Savings & Loans
 8.851% due 07/25/17 "                             $11,455    $11,429
 9.900% due 02/25/18 + "                            52,077     53,615
PNC Mortgage Securities
 6.250% due 01/25/29 + "                         5,900,000  5,776,930
Ryland Mortgage
 5.000% due 11/25/31 + "                            85,147     84,948
 6.537% due 10/01/27 + "                         1,136,388  1,137,099
Ryland Sec (First Nationwide Trust)
 6.815% due 10/25/18 "                             420,508    419,202
Southern Pacific Secured Assets Co
 5.212% due 06/25/28 "                           2,490,879  2,433,900
The Money Store Home Equity
 6.205% due 03/15/12 "                           2,600,000  2,604,277
TMA Mortgage
 6.251% due 01/25/29 + " ~                       5,800,000  5,795,922
                                                           ----------
Total Other Asset-Backed Securities
 (Cost $20,462,862)                                        20,391,917
                                                           ----------
STRIPPED MORTGAGE-BACKED SECURITIES - 0.03%
FHLMC (Interest Only)
 6.500% due 09/15/18 "                             704,043     59,522
                                                           ----------
Total Stripped Mortgage-Backed Securities
 (Cost $69,357)                                                59,522
                                                           ----------
U.S. TREASURY BONDS - 14.40%
 6.750% due 08/15/26                             1,700,000  2,037,875
 8.000% due 11/15/21                             3,900,000  5,226,000
 8.125% due 08/15/19                             7,600,000 10,165,000
 8.750% due 05/15/17                             6,700,000  9,320,303
 9.250% due 02/15/16                             2,500,000  3,586,725
                                                           ----------
Total U.S. Treasury Bonds
 (Cost $29,581,456)                                        30,335,903
                                                           ----------
U.S. TREASURY INFLATION INDEX BONDS - 3.66%
 3.625% due 07/15/02                             7,370,545  7,322,179
 3.625% due 04/15/28                               405,462    395,199
                                                           ----------
Total U.S. Treasury Inflation Index Bonds (Cost
 $7,715,002)                                                7,717,378
                                                           ----------

                                        Principal
                                         Amount      Value
                                        ---------    -----
CALL OPTIONS - 0.04%
U.S. Treasury Notes
 Expiring 1/13/99 @$95                                 $91,968
                                                  ------------
Total Call Options
 (Cost $94,312)                                         91,968
                                                  ------------
SHORT-TERM INVESTMENTS- 15.53%
COMMERCIAL PAPER - 13.77%
BellSouth Telecommunications
 4.950% due 01/25/99                    2,900,000    2,890,430
duPont (EI) deNemours
 5.380% due 01/19/99                    9,500,000    9,474,445
General Electric Corp
 5.510% due 01/26/99                    4,100,000    4,084,312
 5.600% due 01/08/99                    1,700,000    1,698,149
General Motors Accept Co
 5.510% due 01/25/99                    5,500,000    5,479,797
Goldman Sachs
 5.290% due 01/19/99                    5,400,000    5,385,717
                                                  ------------
Total Commercial Paper                              29,012,850
                                                  ------------
U.S. TREASURY BILLS - 0.52%
 3.830% due 03/04/99 **                   200,000      198,577
 4.310% due 04/29/99 **                   100,000       98,614
 4.340% due 03/04/99 **                   545,000      541,123
 4.400% due 02/04/99 **                   265,000      263,963
                                                  ------------
Total U.S. Treasury Bills                            1,102,277
                                                  ------------
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 1.24%
State Street Bank and Trust
 3.500% due 01/04/99
 (Dated 12/31/98, repurchase price
 of $2,623,020; collateralized by U.S.
 Treasury Bonds--market value
 $2,680,781 and due 11/15/21)           2,622,000    2,622,000
                                                  ------------
Total Securities Held Under Repurchase
 Agreement                                           2,622,000
                                                  ------------
Total Short-Term Investments
 (Cost $32,737,165)                                 32,737,127
                                                  ------------
TOTAL GOVERNMENT SECURITIES PORTFOLIO
 (COST $208,636,308)                              $210,718,972
                                                  ------------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $1,102,277 have been segregated with the custodian to cover margin requirements for the following open interest rate futures contracts at December 31, 1998:

                                                                           Unrealized
                                             Number of                    Appreciation
               Type                          Contracts                   (Depreciation)
---------------------------------------------------------------------------------------
90-Day LIBOR Futures (3/00)                      36                          $13,675
90-Day Eurodollar Futures (3/01)                 20                           12,100
90-Day Eurodollar Futures (3/02)                  3                            3,488
90-Day Eurodollar Futures (6/01)                 20                           12,650
90-Day Eurodollar Futures (6/02)                  3                            3,488
90-Day Eurodollar Futures (9/01)                 11                             (813)
90-Day Eurodollar Futures (12/00)                20                            9,425
90-Day Eurodollar Futures (12/01)                 3                            3,038
U.S. Treasury 5 year Notes (9/98)               285                         (259,856)
U.S. Treasury 10 year Bonds (3/99)              289                         (409,242)
                                                                         --------------
                                                                           $(612,047)
                                                                         --------------

(b) Transactions in options for the year ended December 31, 1998 were as follows:

                                             Number of
                                             Contracts                           Premium
                                             ----------------------------------------------
Outstanding, December 31, 1997                    0                                     $0
Options Written                                 211                                 64,375
Options Expired                                (165)                               (55,997)
                                             ----------------------------------------------
Outstanding, December 31, 1998                   46                                 $8,378
                                             ----------------------------------------------

(c) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                       $208,636,308
                                                     ------------

Aggregate gross unrealized appreciation for all investments

in which there was an excess of value over tax cost  $2,564,560

Aggregate gross unrealized depreciation for all investments

in which there was an excess of tax cost over value      (481,896)
                                                     ------------
Net unrealized appreciation                            $2,082,664
                                                     ------------

See Notes to Financial Statements

PACIFIC SELECT FUND
GROWTH PORTFOLIO
Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           Market
                                 Shares    Value
                                 ------    ------
COMMON STOCKS - 96.03%
Capital Goods - 5.34%
Bangag Inc                        63,000 $2,516,062
Borg-Warner Automotive Inc        38,300  2,137,619
Fuller (HB)                       48,000  2,310,000
GaSonics International Corp *    190,000  1,662,500
Phototronics Inc *                80,000  1,917,500
Silicon Valley Group *            93,000  1,185,750
Veeco Instruments Inc *           50,000  2,656,250
                                         ----------
                                         14,385,681
                                         ----------
Consumer Discretionary - 25.58%
Adelphia Communications `A' *     56,500  2,584,875
Alyn Corp *                      209,500    890,375
Authentic Fitness Corp            70,000  1,277,500
Banta Corp                        85,500  2,340,563
BHC Communications `A'            12,200  1,488,400
Big City Radio Inc *             160,000    680,000
Citadel Communications Corp *     76,600  1,982,025
Comsat Corp                       43,000  1,548,000
Globalstar Telecommunications *  104,232  2,097,669
Hollinger International `A'       29,200    406,979
Intrawest Corp                   257,300  4,341,938
Ionics Inc *                      65,900  1,972,881
Jones Intercable `A'             149,800  5,336,625
Libbey Inc                        75,000  2,170,313
Lojack Corp *                    150,000  1,781,250
Meristar Hospitality Corp        105,200  1,952,775
Midway Games Inc *               145,000  1,595,000
Novell Denim Holdings Ltd *      138,300  2,938,875
Nu Skin Asia Pacific *            86,300  2,038,838
NY Magic                          28,000    581,000
Peregrine Systems Inc *          140,000  6,492,500
Pixar Inc *                       35,700  1,249,500
Rayovac Corp *                    10,700    285,556
Rio Hotel & Casino Inc *         113,500  1,801,812
RPM Inc                          100,000  1,600,000
Ruby Tuesday Inc                  70,000  1,487,500
Sizzler International Inc        183,800    413,550
Spelling Entertainment Group      60,900    456,750
Standard Products                 54,500  1,110,438
Tefron Ltd *                     152,000    997,500
Tele-Communications `A' *          1,130     62,502
Viatel Inc *                     292,000  6,679,500
White Cap Industries *           121,900  1,858,974
Williams Sonoma *                 50,000  2,015,625
Young Broadcasting Corp `A' *     38,000  1,591,250
Ziff-Davis Inc *                  45,100    713,144
                                         ----------
                                         68,821,982
                                         ----------
Consumer Staples - 5.52%
Corn Products International Inc  188,700  5,731,763
Cymer Inc *                      130,200  1,904,175
Firearms Training Systems *       77,000    108,281
Fresh Del Monte Produce Inc *    162,000  3,513,375
Nature's Sunshine Products Inc    58,800    896,700

                                                  Market
                                        Shares    Value
                                        ------    ------
Robert Mondavi `A' *                     44,800 $1,831,200
Topps Company (The)                     172,000    860,000
                                                ----------
                                                14,845,494
                                                ----------
Energy - 3.05%
Benton Oil & Gas *                      147,000    441,000
KN Energy Inc                            46,200  1,680,525
Louis Dreyfus Natural Gas *             120,000  1,710,000
Midcoast Energy Resources                12,900    274,125
R&B Falcon Corp *                        72,000    549,000
Ranger Oil Ltd                          200,000    887,500
San Juan Basin Realty Trust             175,000    951,563
Valero Energy Corp                       80,000  1,700,000
                                                ----------
                                                 8,193,713
                                                ----------
Financial & Business Services - 10.36%
Americredit Corp *                      100,000  1,381,250
Banco Santander Puerto Rico *            38,500    844,594
Bank United Corp                         60,000  2,355,000
CB Richard Ellis Services *              24,700    447,688
Coast Federal Lit CP RTS Trust *         51,000    337,874
Community First Bancshares              120,000  2,527,500
Community Savings Bancshares Inc        204,269  2,195,892
Credit Acceptance Corp *                151,900  1,110,768
ESG Re Ltd                               46,800    947,700
Fidelity Bancshares Inc                  47,000  1,069,250
Harbor Florida Bancshares               143,000  1,599,813
Harleysville Group Inc                   90,000  2,323,125
Hibernia Corp `A'                        67,900  1,179,763
Imperial Credit Commercial Mtg          143,000  1,340,624
Insignia Financial Group Inc `A' *       69,000    836,625
Medallion Financial Corp                 50,000    715,625
Pacific Bank N.A.                        12,300    536,588
Peoples Heritage Bank                    96,000  1,920,000
Renaissance Worldwide *                 175,000  1,071,875
Young & Rubicam Inc *                    97,000  3,140,375
                                                ----------
                                                27,881,929
                                                ----------
Health Care - 9.66%
Alternative Living Services *            87,500  2,996,875
Apria Healthcare Group *                144,400  1,290,575
Assisted Living Concepts Inc *           93,800  1,231,125
Cardiac Pathways Corp *                  13,700     58,225
CORR Therapeutics *                     140,000  1,855,000
Gensia Inc *                                426      1,930
Gilead Sciences *                        80,000  3,285,000
Heska Corp *                            125,000    554,688
Millennium Pharmaceuticals *            152,400  3,943,350
Natrol Inc *                            110,000  1,210,000
Novoste Corp *                           65,000  1,844,375
Ocular Science Inc *                     95,000  2,541,250
Protein Design Laboratories Inc *        40,000    930,000
Quintiles Transnational Corp *           38,000  2,028,250
Wesley Jessen Visioncare *               80,000  2,220,000
                                                ----------
                                                25,990,643
                                                ----------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                               Market
                                     Shares    Value
                                     ------    ------
Materials & Processing - 4.23%
Holophane *                           87,850 $2,256,647
Ivex Packaging Corp *                120,500  2,801,625
OM Group Inc                          42,000  1,533,000
Optical Coating Laboratory            70,000  1,820,000
Pentair Inc                           74,700  2,973,993
                                             ----------
                                             11,385,265
                                             ----------
Technology - 19.41%
Acclaim Entertainment Inc *          130,400  1,597,400
Applied Graphics Technologies Inc *   52,000    858,000
BE Semiconductor *                    52,500    295,313
Brightstar Information Technology *  100,000    787,500
Caraustar Industries Inc              55,900  1,596,643
Carrier Access Corp *                 70,000  2,410,625
CNET Inc *                            30,000  1,644,375
Comverse Technology *                    540     38,340
Credence Systems Corp *              110,000  2,035,000
Data General Corp *                   85,000  1,397,187
Eastern Environmental Services *      50,000  1,481,250
Etec Systems Inc *                   100,700  4,028,000
Harmon International                  23,800    907,375
Indus International Inc *            114,000    798,000
Integrated Process Equipment Corp *   70,000    752,500
Kulicke & Soffa Industries *         145,000  2,573,750
Lam Research *                       125,000  2,226,563
Macromedia Inc *                     221,100  7,448,306
Novellus Systems *                   100,000  4,950,000
Remedy Corp *                        132,000  1,839,750
Sapient Corp *                        31,500  1,764,000
Security Dynamics Technologies *     201,000  4,623,000
Sensormatic Electric                 106,600    739,538
Structural Dynamics Research Corp *   63,047  1,253,059
Teleflex                              54,800  2,500,250
Tier Technologies Inc `B' *           90,000  1,552,500
Vantive Corp *                        16,400    131,200
                                             ----------
                                             52,229,424
                                             ----------
Transportation - 8.98%
America West Holdings Corp `B' *     161,300  2,742,100
ARCTIC Cat Inc                       132,000  1,344,750
Dollar Thrifty Group *               175,000  2,253,125
Hayes Lemmerz International Inc *     45,000  1,358,438
Hub Group Inc `A' *                   62,000  1,201,250
Jevic Transportation *               155,000  1,220,625
Landstar System Inc *                 66,500  2,709,875
M.S. Carriers Inc *                   64,000  2,108,000
Midway Airlines Corp *                86,100  1,033,222
Pep Boys Manny Moe & Jack             30,900    484,744
Polaris Industries                   107,500  4,212,656
U.S. Freightways Corp                120,000  3,495,000
                                             ----------
                                             24,163,785
                                             ----------
Utilities - 3.90%
Aspect Telecommunications *          102,000  1,759,500
Dynergy Inc                          233,000  2,548,438

                                                                Market
                                                    Shares      Value
                                                    ------      ------
ICG Communications *                                 273,000   $5,869,500
SmarTalk TeleServices *                              120,000      318,750
                                                             ------------
                                                               10,496,188
                                                             ------------
Total Common Stocks (Cost $238,112,171)                       258,394,104
                                                             ------------
                                                  Principal
                                                    Amount      Value
                                                  ---------     -----
SHORT-TERM INVESTMENTS- 3.97%
COMMERCIAL PAPER - 1.12%
Commerzbank
 5.470% due 01/06/99                              $3,000,000    2,997,721
                                                             ------------
Total Commercial Paper                                          2,997,721
                                                             ------------
SECURITIES HELD UNDER REPURCHASE AGREEMENT - 2.85%
State Street Bank and Trust
 3.500% due 01/04/99
 (Dated 12/31/98, repurchase price
 of $7,680,986; collateralized by U.S.
 Treasury Bonds--market value
 $7,834,061 and due 11/15/21)                      7,678,000    7,678,000
                                                             ------------
Total Securities Held Under Repurchase Agreement                7,678,000
                                                             ------------
Total Short-Term Investments
 (Cost $10,675,721)                                            10,675,721
                                                             ------------
TOTAL GROWTH PORTFOLIO
 (COST $248,787,892)                                         $269,069,825
                                                             ------------

Notes to Schedule of Investments

(a) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                               $248,787,892
                                                             ------------
Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost           $55,422,014
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value           (35,140,081)
                                                             ------------
Net unrealized appreciation                                   $20,281,933
                                                             ------------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                  Market
                                        Shares    Value
                                        ------    ------
COMMON STOCKS - 96.33%
Consumer Discretionary - 23.21%
Brass Eagle Inc *                       232,000 $3,567,000
Cablevision Systems Corp `A' *          130,000  6,524,374
CYRK Inc *                              160,000  1,200,000
Global Telesystems Group Inc *           40,000  2,230,000
Hearst-Argyle Television Inc *          145,000  4,785,000
Limited Inc                             175,000  5,096,875
Metro Networks Inc *                     50,000  2,131,250
MGM Grand *                             163,100  4,424,087
National Inc *                           97,600  5,508,300
Nielsen Media Research                  225,500  4,059,000
R.H. Donnelley Corp                     125,000  1,820,313
Sun International Hotels Ltd *           92,000  4,180,250
Unifi Inc                               130,000  2,543,124
USA Networks Inc *                       15,800    523,375
Winstar Communications *                 50,000  1,950,000
                                                ----------
                                                50,542,948
                                                ----------
Consumer Staples - 3.02%
Food Lion Inc `B'                       390,800  4,152,250
Genesis Direst Inc *                    189,500  1,480,469
Lunar Corp *                            100,000    950,000
                                                ----------
                                                 6,582,719
                                                ----------
Energy - 3.49%
Brown (Tom) Inc *                       150,000  1,504,688
Diamond Offshore Drilling                   100      2,369
Louis Dreyfus Natural Gas *             180,000  2,565,000
Vastar Resources Inc                     75,000  3,239,062
Willbros Group Inc *                     50,000    278,125
                                                ----------
                                                 7,589,244
                                                ----------
Financial & Business Services - 15.53%
Berkley (W.R.) Corp                      65,000  2,214,063
CMAC Investment Corp                    111,500  5,122,031
Everest Reinsurance Holdings             75,000  2,920,312
Gallagher (Arthur J) & Co                80,000  3,530,000
Legg Mason Inc                          140,000  4,418,750
Price (T Rowe) Associates                91,600  3,137,300
Providian Corp                           78,900  5,917,500
ReliaStar Financial Corp                 65,000  2,998,124
Sovereign Bancorp Inc                   250,000  3,562,500
                                                ----------
                                                33,820,580
                                                ----------
Health Care - 11.49%
Algos Pharmaceuticals Corp *            100,000  2,600,000
Barr Laboratories *                      55,000  2,640,000
Datascope Corp *                         75,000  1,725,000
Dura Pharmaceuticals Inc *              150,000  2,278,124
Forest Laboratories *                    70,000  3,723,125
Hooper Holmes                            53,700  1,557,300
Mylan Laboratories                       75,000  2,362,500
Sola International *                    100,000  1,725,000
STERIS Corp *                           225,000  6,398,438
                                                ----------
                                                25,009,487
                                                ----------

                                           Market
                                 Shares     Value
                                 ------    ------
Materials & Processing - 11.03%
Georgia Gulf Corp                120,000  $1,927,500
Great Lakes Chemical              63,400   2,536,000
Louisiana Pacific Corp           185,000   3,387,813
Martin Marietta Materials        130,000   8,084,375
Newhall Land & Farming            80,300   2,087,800
Pall Corp                         50,000   1,265,625
Solutia Inc                      120,000   2,685,000
Stillwater Mining *               50,000   2,050,000
                                         -----------
                                          24,024,113
                                         -----------
Technology - 23.06%
Ceridian Corp *                  143,100   9,990,169
FORE Systems *                    68,000   1,245,250
Frontier Corp                    126,500   4,301,000
Intuit Inc *                      40,000   2,900,000
Loral Space & Communications *   125,000   2,226,563
Novell Inc *                     559,600  10,142,750
Policy Management Systems *      170,000   8,585,000
Sterling Commerce *               70,000   3,150,000
Sterling Software Inc *          100,000   2,706,250
TCI Ventures Group `A' *         210,000   4,948,125
                                         -----------
                                          50,195,107
                                         -----------
Transportation - 2.34%
Knightsbridge Tankers Ltd         75,000   1,560,938
OMI Corp *                       375,000   1,218,750
Teekay Shipping                  123,000   2,313,938
                                         -----------
                                           5,093,626
                                         -----------
Utilities - 3.16%
Hyperion Telecomm Inc `A' *      259,700   3,927,963
NEXTEL Communications Inc        125,000   2,953,125
                                         -----------
                                           6,881,088
                                         -----------
Total Common Stocks
 (Cost $199,264,509)                     209,738,912
                                         -----------
FOREIGN COMMON STOCKS- 1.84%
Canada - 0.75%
Clearnest Communications `A' *   200,000   1,625,000
                                         -----------
                                           1,625,000
                                         -----------
France - 0.59%
Coflexip Sponsored ADR            40,000   1,285,000
                                         -----------
                                           1,285,000
                                         -----------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                Market
                                    Shares      Value
                                    ------      ------
Norway - 0.50%
Stolt Comex Seaway SA *                5,000      $33,750
Stolt Comex Seaway SA ADR *          188,950    1,062,844
                                             ------------
                                                1,096,594
                                             ------------
Total Foreign Common Stocks
 (Cost $7,548,913)                              4,006,594
                                             ------------
                                  Principal
                                    Amount      Value
                                  ---------     -----
SHORT-TERM INVESTMENT - 1.83%
State Street Bank Cayman Islands
 4.000% due 01/04/99              $3,984,000    3,984,000
                                             ------------
Total Short-Term Investment
 (Cost $3,984,000)                              3,984,000
                                             ------------
TOTAL AGGRESSIVE EQUITY PORTFOLIO
 (COST $210,797,422)                         $217,729,506
                                             ------------

Notes to Schedule of Investments

(a) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                               $210,797,422
                                             ------------
Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                       $29,071,363
Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                       (22,139,279)
                                             ------------
Net unrealized appreciation                   $6,932,084
                                             ------------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                    Market
                                         Shares      Value
                                         ------     ------
COMMON STOCKS - 79.22%
Capital Goods - 0.52%
Orbital Sciences Corp *                   149,470  $6,614,048
                                                  -----------
                                                    6,614,048
                                                  -----------
Consumer Discretionary - 32.46%
Amazon.Com Inc *                          141,410  45,427,962
Cablevision Systems Corp `A' *            226,540  11,369,476
Chancellor Media Corp *                   260,380  12,465,693
Comcast Corp `A' Specialty              1,021,365  59,941,358
Costco Cos *                              143,160  10,334,363
Cox Communications                        246,610  17,046,916
Dollar Tree Stores *                       20,865     911,540
Mediaone Group Inc *                      701,400  32,965,800
Nike Inc `B'                              278,065  11,279,012
Penton Media                              257,112   5,206,518
Staples Inc *                             252,725  11,040,923
Tele-Communications `A' *                 796,915  44,079,361
Tele-Communications Liberty `A' *         270,670  12,467,737
Time Warner Inc                         1,086,807  67,449,959
Tyco International Ltd                    459,493  34,663,003
United International Holdings `A' *       481,890   9,276,383
USA Networks Inc *                        346,245  11,469,366
Warner Lambert Co                         234,930  17,663,799
                                                  -----------
                                                  415,059,169
                                                  -----------
Energy - 0.33%
Schlumberger Ltd                           90,380   4,168,778
                                                  -----------
                                                    4,168,778
                                                  -----------
Financial & Business Services - 10.04%
Bank of New York Co Inc                   932,145  37,518,836
Finova Group Inc                           42,050   2,268,072
Firstar Corp                              135,089  12,597,049
Household International Inc               117,445   4,653,758
Lamar Advertising Co *                    312,975  11,658,319
Outdoor Systems Inc *                     368,507  11,055,210
TCI Ventures Group `A' *                1,947,980  45,899,279
UNUM Corp                                  46,110   2,691,671
                                                  -----------
                                                  128,342,194
                                                  -----------
Health Care - 10.51%
Alza Corp *                               373,920  19,537,320
Arterial Vascular Engineer *              213,575  11,212,688
Centocor Inc *                            155,945   7,037,018
Lilly (Eli) & Co                          227,700  20,236,837
Medtronic Inc                              23,070   1,712,948
MiniMed Inc *                              39,105   4,096,249
Pfizer Inc                                285,570  35,821,187
Pharmacia & Upjohn Inc                    212,810  12,050,366
Sofamor Danek Group *                     186,460  22,701,505
                                                  -----------
                                                  134,406,118
                                                  -----------
Materials & Processing - 1.36%
Monsanto Co                               365,070  17,340,825
                                                  -----------
                                                   17,340,825
                                                  -----------

                                                   Market
                                       Shares       Value
                                       ------      ------
Technology - 21.86%
America Online Inc *                    283,343   $41,013,899
At Home Corp `A' *                      176,445    13,101,041
CDW Computer Centers *                    7,340       704,181
Cisco Systems Inc *                     616,982    57,263,642
Doubleclick Inc *                       220,435    10,043,570
EMC Corp *                               64,595     5,490,575
General Instrument Corp *               140,745     4,776,533
IMS Health Inc                          339,130    25,583,119
Intuit Inc *                            179,610    13,021,725
Maxim Integrated Products *             244,475    10,680,502
Microsoft Corp *                        289,320    40,125,068
Pittway Corp `A'                        526,804    17,417,457
Sapient Corp *                          321,100    17,981,600
Technology Solutions *                  187,220     2,006,764
Vitesse Semiconductor Corp *            291,920    13,318,850
Wind River Systems *                    148,767     6,992,049
                                                -------------
                                                  279,520,575
                                                -------------
Transportation - 1.20%
Federal-Mogul Corp                       97,990     5,830,405
Southwest Airlines                      426,225     9,563,423
                                                -------------
                                                   15,393,828
                                                -------------
Utilities - 0.94%
Global Crossing Ltd *                    26,520     1,196,715
Inktomi Corp *                           11,520     1,490,400
MCI Worldcom *                           89,305     6,407,634
Qwest Communications International *     57,655     2,882,750
                                                -------------
                                                   11,977,499
                                                -------------
Total Common Stocks
 (Cost $706,702,063)                            1,012,823,034
                                                -------------
FOREIGN COMMON STOCKS- 8.56%
Canada - 0.22%
Newcourt Credit Group Inc                79,810     2,788,362
                                                -------------
                                                    2,788,362
                                                -------------
Finland - 6.58%
Nokia Corp ADR Pref                     640,310    77,117,336
Raisio Group PLC                        643,623     7,068,688
                                                -------------
                                                   84,186,024
                                                -------------
Germany - 0.89%
Daimler-Chrysler AG *                   117,793    11,315,490
                                                -------------
                                                   11,315,490
                                                -------------
Italy - 0.76%
Telecom Italia Spa                    1,132,500     9,667,854
                                                -------------
                                                    9,667,854
                                                -------------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               Market
                                                 Shares        Value
                                                 ------        ------
Norway - 0.11%
Ocean Rig Asa *                                  5,355,734     $1,466,079
                                                           --------------
                                                                1,466,079
                                                           --------------
Total Foreign Common Stocks
 (Cost $63,756,247)                                           109,423,809
                                                           --------------
                                                Principal
                                                 Amount
                                                ---------
CORPORATE BOND - 0.59%
Consumer Discretionary - 0.59%
Amazon.Com Inc
 0%/10% (step) due 05/01/03                    $11,362,000      7,555,730
                                                           --------------
Total Corporate Bond
 (Cost $7,241,206)                                              7,555,730
                                                           --------------
                                                               Value
                                                               -----
SHORT-TERM INVESTMENTS- 11.63%
COMMERCIAL PAPER - 11.62%
CIT Group Holdings Inc
 5.300% due 01/04/99                            54,000,000     53,976,150
FMC Discount Note
 4.720% due 03/04/99                            25,000,000     24,796,778
 4.980% due 01/04/99                            15,000,000     14,993,775
 5.060% due 02/12/99                            30,000,000     29,822,900
FNMA
 5.110% due 01/15/99                            25,000,000     24,950,319
                                                           --------------
Total Commercial Paper                                        148,539,922
                                                           --------------
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.01%
State Street Bank and Trust
 3.500% due 01/04/99
 (Dated 12/31/98, repurchase price
 of $118,046; collateralized by U.S.
 Treasury Bonds--market value $120,938 and due
 11/15/21)                                         118,000        118,000
                                                           --------------
Total Securities Held Under Repurchase
 Agreement                                                        118,000
                                                           --------------
Total Short-Term Investments
 (Cost $148,657,922)                                          148,657,922
                                                           --------------
TOTAL GROWTH LT PORTFOLIO (COST $926,357,438)              $1,278,460,495
                                                           --------------

Notes to Schedule of Investments

(a) Forward foreign currency contracts outstanding at December 31, 1998 were summarized as follows:

                            Principal
      Contracts              Amount
      To Buy or Expiration Covered By   Unrealized
Type   To Sell    Month     Contract   Appreciation
---------------------------------------------------
 FM     Sell       1/99    $38,326,681    $55,768
 IL     Sell       1/99      7,895,916     69,610
                                         ----------
                                         $125,378
                                         ----------

     Principal amount denoted in the indicated currency:
     FM - Finnish Markka
     IL  - Italian Lira

(b) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                  $926,357,438
                                                                ------------
Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost                $359,832,089
Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value                  (7,729,032)
                                                                ------------
Net unrealized appreciation                                     $352,103,057
                                                                ------------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                    Market
                                         Shares      Value
                                         ------     ------
COMMON STOCKS - 98.40%
Capital Goods - 1.97%
AlliedSignal Inc                          261,300 $11,578,856
Boeing                                    264,900   8,642,363
Cooper Industries Inc                      97,100   4,630,456
                                                  -----------
                                                   24,851,675
                                                  -----------
Consumer Discretionary - 21.44%
American Home Products                    299,600  16,871,225
American Stores Co                        302,100  11,158,818
Bristol Myers Squibb                      239,600  32,061,474
Cendant Corp *                          1,236,400  23,568,875
Circuit City Stores                       550,700  27,500,581
Federated Department Stores *             195,100   8,499,044
Fox Entertainment *                        93,400   2,352,512
General Mills Inc                         141,100  10,970,525
Hasbro Inc                                351,200  12,687,100
International Game Technology             576,900  14,025,881
Kimberly Clark Corp                       229,300  12,496,850
Mirage Resorts Inc *                      508,200   7,591,238
Procter & Gamble                          259,000  23,649,938
Service Corp International                313,900  11,947,819
Toys R Us *                               364,900   6,157,688
Tyco International Ltd                    420,100  31,691,294
Wal-Mart Stores Inc                       123,000  10,016,813
Warner Lambert Co                         101,400   7,624,013
                                                  -----------
                                                  270,871,688
                                                  -----------
Consumer Staples - 7.26%
Agribrands International Inc *             10,440     313,200
Anheuser Busch                            139,800   9,174,375
Commscope Inc *                           469,333   7,890,661
PepsiCo                                   614,300  25,147,906
Philip Morris Co Inc                      497,000  26,589,500
Ralston-Purina Group                      325,400  10,534,825
Seagrams Ltd                              317,800  12,076,400
                                                  -----------
                                                   91,726,867
                                                  -----------
Energy - 7.11%
Atlantic Richfield                        429,300  28,011,825
British Petroleum PLC ADR *                   490      43,916
Cooper Cameron Corp *                     131,600   3,224,200
Mobil Corp                                175,200  15,264,300
Phillips Petroleum Co                     242,900  10,353,612
Royal Dutch Petroleum Guilder             273,900  13,112,963
Tosco Corp                                766,000  19,820,250
                                                  -----------
                                                   89,831,066
                                                  -----------
Financial & Business Services - 16.06%
Ambac Financial Group Inc                  98,200   5,910,413
American Express Co                        64,900   6,636,025
American International Group Inc           68,600   6,628,475
Astoria Financial Corp                    236,590  10,823,993
BankAmerica Corp                          551,228  33,142,583
Bankers Trust NY Corp                     197,900  16,908,081
CIT Group Inc                             377,900  12,021,944

                                             Market
                                   Shares     Value
                                   ------    ------
CitiGroup Inc                      530,850 $26,277,075
FNMA                               125,100   9,257,400
Marsh & McLennan Cos               196,400  11,477,125
MBIA Inc                            76,500   5,015,531
Starwood Hotels & Resorts Trust *  483,500  10,969,405
UNUM Corp                          357,200  20,851,550
Washington Mutual Inc              443,500  16,936,156
Wells Fargo & Co                   252,400  10,080,225
                                           -----------
                                           202,935,981
                                           -----------
Health Care - 5.30%
Alza Corp *                        331,200  17,305,200
Crescendo Pharmaceuticals Corp *    14,525     197,903
Forest Laboratories *              122,500   6,515,469
Genzyme Corp *                     142,200   7,074,450
Healthsouth Corp *                 634,800   9,799,725
Humana Inc                         616,000  10,972,500
Perkin Elmer Corp                  154,800  15,102,675
                                           -----------
                                            66,967,922
                                           -----------
Materials & Processing - 8.52%
Allegheny Teledyne Inc             675,000  13,795,313
Monsanto Co                        768,400  36,499,000
Rohm & Haas Co                     426,700  12,854,338
Temple Inland Inc                  266,200  15,788,987
Union Carbide Corp                 126,100   5,359,250
Waste Management Inc               501,602  23,387,193
                                           -----------
                                           107,684,081
                                           -----------
Technology - 15.40%
Cisco Systems Inc *                206,900  19,202,906
Compaq Computer Corp               343,300  14,397,144
Eaton Corp                          80,000   5,655,000
EMC Corp *                         336,500  28,602,500
General Semiconductor Inc *         63,200     517,450
IBM Corp                           185,600  34,289,600
Intel Corp                          58,900   6,983,331
Lucent Technologies Inc            171,200  18,832,000
Microsoft Corp *                   231,100  32,050,681
Oracle Systems Corp *              127,800   5,511,375
Sensormatic Electric                58,800     407,925
Sun Microsystems *                 240,800  20,618,500
Texas Instruments Inc               88,200   7,546,613
                                           -----------
                                           194,615,025
                                           -----------
Transportation - 3.87%
Georgia-Pacific Corp               317,400  18,587,738
Union Pacific Corp                 672,400  30,300,025
                                           -----------
                                            48,887,763
                                           -----------
Utilities - 11.47%
AT&T Corp                          323,700  24,358,425
Bell Atlantic Corp                 164,000   9,317,250
Central & South West               173,200   4,752,175
Columbia Energy Group               99,650   5,754,788
GTE Corp                           382,300  25,781,356
MCI Worldcom *                     312,600  22,429,050
Northern States Power Co           414,900  11,513,475

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                        Market
                                          Shares        Value
                                          ------        ------
PP&L Resources Inc                          601,400    $16,764,024
SBC Communications                          249,100     13,357,988
Texas Utilities Co                          233,400     10,896,863
                                                    --------------
                                                       144,925,394
                                                    --------------
Total Common Stocks
 (Cost $1,078,713,249)                               1,243,297,462
                                                    --------------
                                         Principal
                                          Amount        Value
                                         ---------      -----
SHORT-TERM INVESTMENT - 1.60%
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 1.60%
State Street Bank and Trust
 3.500% due 01/04/99
 (Dated 12/31/98, repurchase price
 of $20,234,309; collateralized by U.S.
 Treasury Bonds--market value
 $20,633,281 and due 11/15/21)          $20,226,443     20,226,443
                                                    --------------
Total Securities Held Under Repurchase
 Agreement                                              20,226,443
                                                    --------------
Total Short-Term Investment
 (Cost $20,226,443)                                     20,226,443
                                                    --------------
TOTAL EQUITY INCOME PORTFOLIO
 (COST $1,098,939,692)                              $1,263,523,905
                                                    --------------

Notes to Schedule of Investments

(a) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                               $1,098,939,692
                                                             --------------
Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost            $218,786,038
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value             (54,201,825)
                                                             --------------
Net unrealized appreciation                                    $164,584,213
                                                             --------------

See Notes to Financial Statements

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                             Market
                                   Shares    Value
                                   ------    ------
CONVERTIBLE PREFERRED STOCK - 0.29%
Consumer Discretionary - 0.29%
Home Ownership Funding               1,830 $1,731,348
                                           ----------
Total Convertible Preferred Stock
 (Cost $1,831,903)                          1,731,348
                                           ----------
COMMON STOCKS - 60.70%
Capital Goods - 1.21%
AlliedSignal Inc                    76,100  3,372,181
Boeing                              77,400  2,525,175
Cooper Industries Inc               27,100  1,292,331
                                           ----------
                                            7,189,687
                                           ----------
Consumer Discretionary - 13.44%
American Home Products              86,500  4,871,031
American Stores Co                  88,600  3,272,663
Bristol Myers Squibb                69,900  9,353,494
Cendant Corp *                     359,400  6,851,063
Circuit City Stores                162,100  8,094,869
Federated Department Stores *       58,300  2,539,694
Fox Entertainment *                 26,300    662,431
General Mills Inc                   45,900  3,568,724
Hasbro Inc                         103,500  3,738,938
International Game Technology      161,300  3,921,606
Kimberly Clark Corp                 66,600  3,629,700
Mirage Resorts Inc *               145,200  2,168,925
Procter & Gamble Co                 76,400  6,976,275
Service Corp International          91,900  3,497,944
Toys R Us *                        107,600  1,815,750
Tyco International Ltd             127,258  9,600,025
Wal-Mart Stores Inc                 36,300  2,956,181
Warner-Lambert Co                   29,600  2,225,550
                                           ----------
                                           79,744,863
                                           ----------
Consumer Staples - 4.53%
Agribrands International Inc *       3,090     92,700
Anheuser Busch                      40,900  2,684,063
Commscope Inc *                    137,133  2,305,549
PepsiCo                            181,300  7,421,969
Philip Morris Co Inc               144,400  7,725,400
Ralston-Purina Group                97,100  3,143,613
Seagrams Ltd                        92,800  3,526,400
                                           ----------
                                           26,899,694
                                           ----------
Energy - 4.36%
Atlantic Richfield                 125,600  8,195,400
Cooper Cameron Corp *               39,400    965,300
Mobil Corp                          51,000  4,443,375
Phillips Petroleum Co               71,200  3,034,900
Royal Dutch Petroleum Guilder       81,600  3,906,600
Tosco Corp                         205,600  5,319,900
                                           ----------
                                           25,865,475
                                           ----------

                                                 Market
                                       Shares    Value
                                       ------    ------
Financial & Business Services - 9.45%
Ambac Financial Group Inc               28,000 $1,685,250
American Express Co                     19,000  1,942,750
American International Group Inc        20,100  1,942,163
Astoria Financial Corp                  66,735  3,053,126
BankAmerica Corp                       161,570  9,714,394
Bankers Trust NY Corp                   57,700  4,929,744
CIT Group Inc                          110,000  3,499,375
CitiGroup Inc                          155,000  7,672,500
Marsh & McLennan Cos                    52,950  3,094,266
MBIA Inc                                22,700  1,488,269
Starwood Hotels & Resorts Trust *      142,400  3,230,700
UNUM Corp                              100,800  5,884,200
Washington Mutual Inc                  131,000  5,002,563
Wells Fargo & Co                        73,300  2,927,419
                                               ----------
                                               56,066,719
                                               ----------
Health Care - 3.28%
Alza Corp *                             96,700  5,052,575
Crescendo Pharmaceuticals Corp *         4,850     66,081
Forest Laboratories *                   36,000  1,914,750
Genzyme Corp *                          41,300  2,054,675
Healthsouth Corp *                     178,400  2,754,050
Humana Inc                             180,100  3,208,031
Perkin Elmer Corp                       45,500  4,439,094
                                               ----------
                                               19,489,256
                                               ----------
Materials & Processing - 5.32%
Allegheny Teledyne Inc                 198,400  4,054,800
Monsanto Co                            223,300 10,606,750
Rohm & Haas Co                         124,200  3,741,525
Temple Inland Inc                       80,800  4,792,450
Union Carbide Corp                      36,700  1,559,750
Waste Management Inc                   146,917  6,850,005
                                               ----------
                                               31,605,280
                                               ----------
Technology - 9.53%
Cisco Systems Inc *                     60,425  5,608,195
Compaq Computer Corp                    98,800  4,143,425
Eaton Corp                              21,700  1,533,919
EMC Corp *                              98,400  8,364,000
General Semiconductor Inc *             18,600    152,286
IBM Corp                                54,200 10,013,450
Intel Corp                              17,200  2,039,275
Lucent Technologies Inc                 49,800  5,478,000
Microsoft Corp *                        67,100  9,305,931
Oracle Systems Corp *                   37,100  1,599,938
Sensormatic Electric                    16,200    112,388
Sun Microsystems *                      70,000  5,993,750
Texas Instruments Inc                   25,800  2,207,513
                                               ----------
                                               56,552,070
                                               ----------
Transportation - 2.41%
Georgia-Pacific Corp                    93,700  5,487,306
Union Pacific Corp                     195,300  8,800,706
                                               ----------
                                               14,288,012
                                               ----------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                    Market
                                         Shares      Value
                                         ------     ------
Utilities - 7.17%
AT&T Corp                                  94,100  $7,081,025
Bell Atlantic Corp                         48,000   2,727,000
Central & South West                       51,100   1,402,056
Columbia Energy Group                      29,550   1,706,513
GTE Corp                                  112,500   7,586,719
MCI Worldcom *                             92,200   6,615,350
Northern States Power Co                  122,200   3,391,050
PP&L Resources                            176,100   4,908,788
SBC Communications                         72,800   3,903,900
Texas Utilities Co                         68,800   3,212,100
                                                  -----------
                                                   42,534,501
                                                  -----------
Total Common Stocks
 (Cost $315,755,438)                              360,235,557
                                                  -----------
                                       Principal
                                         Amount
                                       ---------
CORPORATE BONDS & NOTES - 7.89%
Capital Goods - 0.44%
Lockheed Martin
 6.550% due 05/15/99                   $1,500,000   1,505,504
Northrop-Grumman
 9.375% due 10/15/24                    1,000,000   1,115,888
                                                  -----------
                                                    2,621,392
                                                  -----------
Consumer Discretionary - 0.56%
COX Communication Inc
 6.690% due 09/20/04                    1,500,000   1,578,921
Tele-Communications Inc
 7.875% due 08/01/13                    1,500,000   1,755,372
                                                  -----------
                                                    3,334,293
                                                  -----------
Energy - 1.66%
Columbia Gas System
 6.610% due 11/28/02                    1,000,000   1,032,400
Enron Corp
 6.625% due 10/15/03                    1,500,000   1,533,885
LASMO
 7.300% due 11/15/27                    3,000,000   2,660,250
Noble Affiliates Inc
 8.000% due 04/01/27                      880,000     930,363
Standard Oil Co
 9.000% due 06/01/19                    1,000,000   1,015,140
Statoil
 6.500% due 12/01/28                    2,700,000   2,647,485
                                                  -----------
                                                    9,819,523
                                                  -----------
Financial & Business Services - 3.42%
First Union Corp
 6.550% due 10/15/35                    1,700,000   1,790,763
Interamerican Dev Bank
 5.375% due 11/18/08                    1,600,000   1,602,398
Keystone Financial Midatlantic
 6.500% due 05/31/08                      500,000     528,125

                                     Principal    Market
                                       Amount     Value
                                     ---------    ------
Montell American Financial
 7.400% due 03/15/04                 $1,500,000 $1,575,960
Norwest Financial Inc
 6.375% due 09/15/02                  2,750,000  2,828,362
PECO Energy Capital Trust III
 7.380% due 04/06/28                  2,600,000  2,624,565
Safeco Capital trust
 8.072% due 07/15/37                  2,000,000  2,135,540
Toyota Motor Credit Trust
 5.625% due 11/13/03                  6,000,000  6,035,298
U.S. Bancorp Capital I
 8.270% due 12/15/26 "                1,025,000  1,164,021
                                                ----------
                                                20,285,032
                                                ----------
Materials & Processing - 0.40%
Armstrong World
 6.350% due 08/15/03                  1,000,000  1,015,736
Cytec Industries
 6.846% due 05/11/05                  1,325,000  1,358,053
                                                ----------
                                                 2,373,789
                                                ----------
Transportation - 0.57%
ERAC USA Finance
 6.375% due 05/15/03                  1,400,000  1,391,373
Union Pacific Corp
 5.780% due 10/15/01                  2,000,000  2,002,118
                                                ----------
                                                 3,393,491
                                                ----------
Utilities - 0.84%
Aerial Communications
 0.000% due 02/01/08                  4,000,000  1,846,076
Southwestern Bell
 7.375% due 07/15/27                  1,500,000  1,656,810
Texas Utilities Co
 5.940% due 10/15/01                  1,500,000  1,497,947
                                                ----------
                                                 5,000,833
                                                ----------
Total Corporate Bonds & Notes
 (Cost $46,514,762)                             46,828,353
                                                ----------
MORTGAGE-BACKED SECURITIES - 11.02%
Collateralized Mortgage Obligation - 0.70%
Bear Stearns Structured Securities
 7.000% due 08/25/36 "                1,000,000  1,006,719
Deutsche Mortgage & Asset Receiving
 6.220% due 09/15/07 "                  720,125    732,479
Donaldson, Lufkin, & Jenrette
 8.513% due 11/25/24 "                   79,679     79,654
Morgan Stanley Mortgage Trust
 8.950% due 05/01/17 "                  182,583    185,634
Ocwen Residential MBS Corp
 4.000% due 10/25/40 "                  800,674    801,549
Weeks Realty LP
 6.875% due 03/15/05 "                1,400,000  1,332,835
                                                ----------
                                                 4,138,870
                                                ----------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                        Principal    Market
                                          Amount     Value
                                        ---------    ------
Federal Home Loan Mortgage Corporation - 0.77%
 6.500% due 02/15/19 "                  $1,300,000 $1,309,653
 7.000% due 02/01/28 "                   1,903,445  1,943,281
 8.000% due 11/01/26 "                     907,342    940,586
 8.500% due 07/01/02 "                     366,669    379,167
                                                   ----------
                                                    4,572,687
                                                   ----------
Federal National Mortgage Association - 8.63%
 6.000% due 03/18/08 "                   4,204,560  3,855,317
 6.000% due 01/01/29 "                   5,500,000  5,494,844
 6.300% due 12/25/15 "                   1,568,281  1,577,348
 6.500% due 01/25/23 "                   6,220,000  6,339,096
 6.500% due 01/01/28 "                   2,960,348  2,984,428
 6.500% due 03/01/28 "                   3,799,244  3,825,361
 6.500% due 05/01/28 "                  13,385,903 13,494,783
 7.000% due 03/01/28 "                   2,722,439  2,778,589
 7.000% due 04/01/28 "                   4,387,362  4,479,260
 7.000% due 08/01/28 "                   4,933,146  5,039,784
 8.000% due 11/01/26 "                   1,320,597  1,369,065
                                                   ----------
                                                   51,237,875
                                                   ----------
Government National Mortgage Association - 0.92%
 6.875% due 06/20/21 "                     158,445    161,567
 6.875% due 06/20/23 "                      94,800     96,401
 7.000% due 12/15/27 "                      67,623     69,267
 7.000% due 01/15/28 "                   2,311,119  2,367,473
 7.000% due 05/15/28 "                   2,682,531  2,747,941
                                                   ----------
                                                    5,442,649
                                                   ----------
Total Mortgage-Backed Securities
 (Cost $64,393,579)                                65,392,081
                                                   ----------
OTHER ASSET-BACKED SECURITIES - 4.09%
Alaska Trade Co
 6.790% due 10/01/05 "                   2,500,000  2,609,275
Chase Manhattan Auto Owner Trust
 5.700% due 09/17/01 "                   1,500,000  1,507,808
Countrywide Home Loans
 6.750% due 05/25/28 "                     943,159    950,700
CS First Boston Mortgage Security Corp
 6.400% due 02/17/04 "                   1,268,738  1,298,547
Discover Card Master Trust
 5.600% due 05/15/06 "                   1,050,000  1,052,251
Fleetwood Credit Corp Grantor Trust
 6.900% due 03/15/12 "                   1,028,149  1,043,052
Ford Credit Auto Owner Trust
 5.850% due 10/15/01 "                   1,300,000  1,312,123
Greentree Financial
 6.700% due 10/15/17 "                     467,492    469,794
Greentree Home Improvement Loan Trust
 6.390% due 01/15/29 "                   2,000,000  2,014,430
Greentree Rec, Equip, & Construction
 5.550% due 02/15/18 "                     226,021    226,506
Illinois Power Special Purpose Trust
 5.340% due 06/25/05 "                   4,000,000  3,971,875

                                           Principal    Market
                                             Amount     Value
                                           ---------    ------
Morgan Stanley Capital I
 6.250% due 07/15/07 "                       $783,050   $800,947
Premier Auto Trust
 5.960% due 10/08/02 "                      1,500,000  1,520,145
Sears Credit Account Master Trust
 6.450% due 10/16/06 "                      1,450,000  1,483,734
Sears Credit Trust
 6.200% due 02/16/06 "                      1,500,000  1,530,068
The Home Equity Trust
 7.360% due 03/15/24 "                      1,250,000  1,301,920
The Money Store Home Equity
 6.440% due 09/15/24 "                        500,000    506,473
World Omni Auto Lease
 6.300% due 06/25/02 "                         60,364     60,439
 6.750% due 06/25/03 "                        597,425    600,045
                                                      ----------
Total Other Asset-Backed Securities
 (Cost $23,984,264)                                   24,260,132
                                                      ----------
STRIPPED MORTGAGE-BACKED SECURITIES - 0.00%
FNMA (Interest Only)
 6.000% due 12/25/07 "                        260,518     21,249
                                                      ----------
Total Stripped Mortgage-Backed Securities
 (Cost $26,160)                                           21,249
                                                      ----------
U.S. TREASURY BONDS - 5.04%
 6.750% due 08/15/26 **                     5,585,000  6,695,019
 8.500% due 02/15/20 **                    16,694,000 23,183,793
                                                      ----------
Total U.S. Treasury Bonds
 (Cost $27,338,084)                                   29,878,812
                                                      ----------
U.S. TREASURY NOTES - 5.08%
 5.250% due 08/15/03                       10,760,000 11,032,368
 5.375% due 06/30/03 **                     3,690,000  3,796,088
 6.875% due 05/15/06                        1,425,000  1,611,141
 7.250% due 05/15/04                       11,220,000 12,576,924
 7.875% due 11/15/04 **                     1,000,000  1,158,750
                                                      ----------
Total U.S. Treasury Notes
 (Cost $29,560,788)                                   30,175,271
                                                      ----------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                  Principal
                                                    Amount   Market Value
                                                  ---------  ------------
FOREIGN BONDS - 1.12%
Canada - 0.42%
Hydro Quebec
 8.500% due 12/01/29                              $2,000,000   $2,510,780
                                                             ------------
                                                                2,510,780
                                                             ------------
France - 0.10%
Legrand
 8.500% due 02/15/25                                 500,000      576,495
                                                             ------------
                                                                  576,495
                                                             ------------
United Kingdom - 0.60%
CSX Corp
 7.050% due 05/01/02                               1,500,000    1,567,293
United Utilities PLC
 6.250% due 08/15/05                               2,000,000    2,018,634
                                                             ------------
                                                                3,585,927
                                                             ------------
Total Foreign Bonds
 (Cost $6,489,197)                                              6,673,202
                                                             ------------
                                                                Value
                                                                -----
SHORT-TERM INVESTMENT - 4.77%
SECURITIES HELD UNDER REPURCHASE AGREEMENT - 4.77%
State Street Bank and Trust
 3.500% due 01/04/99
 (Dated 12/31/98, repurchase price
 of $28,302,834; collateralized by U.S.
 Treasury Bonds--market value
 $28,863,750 and due 11/15/21)                    28,291,832   28,291,832
                                                             ------------
Total Securities Held Under Repurchase Agreement               28,291,832
                                                             ------------
Total Short-Term Investment
 (Cost $28,291,832)                                            28,291,832
                                                             ------------
TOTAL MULTI-STRATEGY PORTFOLIO
 (COST $544,186,007)                                         $593,487,837
                                                             ------------

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $26,386,669 have been segregated with the custodian to cover margin requirements for the following open interest rate futures contracts at December 31, 1998:

                                                                              Unrealized
                                                                 Number of   Appreciation
                            Type                                 Contracts  (Depreciation)
------------------------------------------------------------------------------------------
U.S. Treasury 5 year Notes (3/99)                                   211         $(180,438)
U.S. Treasury 10 year Notes (3/99)                                   28             4,375
U.S. Treasury 30 year Bonds (3/99)                                   37           (65,031)
                                                                             ------------
                                                                                $(241,094)
                                                                             ------------

(b) Forward foreign currency contracts outstanding at December 31, 1998, were summarized as follows:

                                                                 Principal
                        Contracts                                  Amount     Unrealized
                        To Buy or              Expiration        Covered By  Appreciation
      Type              To Sell                  Month            Contract  (Depreciation)
------------------------------------------------------------------------------------------
        DM                          Buy             2/99         $4,059,826      $(48,157)
                                   Sell             2/99          4,094,149        82,480
        FF                         Sell             2/99          8,286,488        60,055
                                                                             ------------
                                                                                  $94,378
                                                                             ------------

     Principal amount denoted in the indicated currency:
     DM - German Mark
     FF - French Franc

(c) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                               $544,186,007
                                                                             ------------
Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                           $63,301,083
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                           (13,999,253)
                                                                             ------------
Net unrealized appreciation                                                   $49,301,830
                                                                             ------------

See Notes to Financial Statements

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           Market
                                 Shares     Value
                                 ------    ------
COMMON STOCKS - 98.88%
Capital Goods - 1.35%
AptarGroup Inc                    17,000    $477,063
Caterpillar Inc                   16,600     763,600
Emerson Electric Co               47,700   2,984,231
Ingersoll-Rand Co                 20,100     943,444
United Technologies               14,800   1,609,500
                                         -----------
                                           6,777,838
                                         -----------
Consumer Discretionary - 25.49%
Abercrombie & Fitch Co `A' *       8,300     587,225
American Greetings `A'            10,800     443,475
American Home Products            67,900   3,823,619
AnnTaylor Stores Corp *           78,000   3,076,125
Avery Dennison Corp               11,900     536,244
Avery International Corp             600      27,038
Best Buy Co Inc *                 87,600   5,376,450
Brinker International *           19,800     571,725
Bristol Myers Squibb              74,100   9,915,506
Burlington Industries *           52,200     574,200
Carnival Corp `A'                 40,000   1,920,000
Dayton Hudson Corp                42,400   2,300,200
Eastman Kodak                    164,400  11,836,800
Federated Department Stores *     11,800     514,038
Gannett Inc                       35,400   2,343,037
General Electric                 229,700  23,443,756
Home Depot Inc                   130,300   7,972,731
Kroger Co *                       61,100   3,696,550
Marriott International Inc `A'    84,000   2,436,000
Mattel Inc                        24,900     568,031
Office Depot Inc *                35,500   1,311,281
Omnicom Group Inc                 81,600   4,732,800
PPG Industries Inc                 7,900     460,175
Procter & Gamble                 129,200  11,797,575
Tyco International Ltd            13,200     995,775
Viacom International Inc          69,600   5,150,400
Wal-Mart Stores Inc              168,600  13,730,362
Warner Lambert Co                108,600   8,165,362
                                         -----------
                                         128,306,480
                                         -----------
Consumer Staples - 8.84%
Albertson's Inc                   68,000   4,330,750
Anheuser Busch                    46,600   3,058,125
Brown Forman Inc `B'               5,600     423,850
Coca-Cola                        184,100  12,311,687
Coca-Cola Enterprises             29,900   1,068,925
Food Lion Inc `B'                 91,800     923,738
Fortune Brands Inc                26,700     844,387
IBP Inc                           49,600   1,444,600
PepsiCo                          104,400   4,273,875
Philip Morris Co Inc             182,100   9,742,350
Safeway Inc *                     75,700   4,612,969
Sara Lee Corp                        600      16,913
Smuckers `A'                      14,800     366,300
Universal Corp                    31,200   1,095,900
                                         -----------
                                          44,514,369
                                         -----------

                                                 Market
                                       Shares    Value
                                       ------    ------
Energy - 1.15%
Exxon Corp                              54,300 $3,970,687
Halliburton                              3,400    100,725
Minnesota Mining & Mfg Co               24,500  1,742,563
                                               ----------
                                                5,813,975
                                               ----------
Financial & Business Services - 7.42%
AFLAC Inc                               58,600  2,578,400
Allstate Corp                           35,300  1,363,463
American International Group Inc         5,150    497,619
Banc One Corp                           10,700    546,369
CIT Group Inc                           22,300    709,419
Chase Manhattan Corp                    27,900  1,898,944
Countrywide Credit Industries Inc        9,900    496,856
Dime Bancorp Inc                        79,100  2,091,206
Equitable Cos                           42,300  2,448,112
Hartford Life Inc                       14,700    856,275
Lehman Brothers Holding Inc             30,200  1,330,687
Merrill Lynch Co                        23,800  1,588,650
MGIC Investment Corp                    24,000    955,500
Morgan Stanley Dean Witter & Co         93,900  6,666,900
Providian Corp                         141,150 10,586,250
Travelers/Aetna Property Casualty       87,900  2,724,900
                                               ----------
                                               37,339,550
                                               ----------
Health Care - 17.21%
Allegiance Corp                         74,800  3,487,550
Allergan Inc                            28,600  1,851,850
Amgen Inc *                             57,900  6,054,169
Bergen Brunswig Corp                   110,600  3,857,175
Beverly Enterprises *                  147,900    998,325
Biogen Inc *                            28,100  2,332,300
Biomet Inc                              43,500  1,750,875
Cardinal Health Inc                     47,250  3,585,094
Guidant Corp                            40,300  4,443,075
Johnson & Johnson                      177,700 14,904,587
Lilly (Eli) & Co                        43,000  3,821,625
Merck & Co Inc                          88,300 13,040,806
PacifiCare Health Systems `B' *         11,800    938,100
Pfizer Inc                             116,300 14,588,381
Schering-Plough                        143,000  7,900,750
Tenet Healthcare Corp *                 17,800    467,250
Wellpoint Health Networks *             29,800  2,592,600
                                               ----------
                                               86,614,512
                                               ----------
Materials & Processing - 2.81%
Clorox Co                               42,400  4,952,850
Dow Chemical                            54,400  4,947,000
International Paper                     14,000    627,375
Lowe's Co                               47,400  2,426,287
Pentair Inc                             17,800    708,663
Solutia Inc                             21,000    469,875
                                               ----------
                                               14,132,050
                                               ----------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                             Market
                                   Shares     Value
                                   ------    ------
Technology - 29.33%
America Online Inc *                67,400  $9,756,150
Apple Computer                      26,400   1,080,750
Automatic Data Processing           10,100     809,894
BMC Software Inc *                  20,800     926,900
Ceridian Corp *                     31,700   2,213,056
Cisco Systems Inc *                158,650  14,724,703
Compaq Computer Corp                31,500   1,321,031
Computer Sciences *                 24,800   1,598,050
Compuware Corp *                    24,900   1,945,313
Dell Computer Corp *               104,200   7,626,137
EMC Corp *                          60,200   5,117,000
General Instrument Corp *          106,500   3,614,344
General Motors Corp `H' *           84,400   3,349,625
General Motors Series `H'            3,300     130,969
Hewlett Packard Co                   7,000     478,187
Honeywell Inc                       26,100   1,965,656
IBM Corp                            46,600   8,609,350
Ingram Micro Inc `A' *              92,400   3,222,450
Intel Corp                         181,800  21,554,662
Lexmark International Group `A' *   29,900   3,004,950
Lucent Technologies Inc             86,200   9,482,000
Microsoft Corp *                   189,700  26,309,019
Sun Microsystems *                  80,400   6,884,250
Teleflex                            10,500     479,063
Unisys Corp *                      190,600   6,563,788
Xerox Corp                          24,100   2,843,800
Yahoo Inc *                          8,700   2,045,044
                                           -----------
                                           147,656,141
                                           -----------
Transportation - 2.16%
Dana Corp                           29,100   1,189,463
Ford Motor Co                       77,200   4,530,675
GATX Corp                           12,400     469,650
Hertz Corp `A'                      75,200   3,431,000
Johnson Controls Inc                21,400   1,262,600
                                           -----------
                                            10,883,388
                                           -----------
Utilities - 3.12%
AT&T Corp                          100,200   7,540,050
Bell South Corp                     10,800     538,650
Century Tel Enterprise              11,300     762,750
Energy East Corp                    17,300     977,450
MCI Worldcom *                      82,300   5,905,025
                                           -----------
                                            15,723,925
                                           -----------
Total Common Stocks
 (Cost $384,370,025)                       497,762,228
                                           -----------

                                                       Principal
                                                        Amount      Value
                                                       ---------    -----
SHORT-TERM INVESTMENTS- 1.12%
U.S. TREASURY BILLS - 0.04%
 4.400% due 02/04/99 **                                 $200,000     $199,261
                                                                 ------------
Total U.S. Treasury Bills                                             199,261
                                                                 ------------
SECURITIES HELD UNDER REPURCHASE AGREEMENT - 1.08%
State Street Bank and Trust
 4.000% due 01/04/99
 (Dated 12/31/98, repurchase price
 of $5,431,320; collateralized by U.S. Treasury
 Bonds--market value
 $5,537,874 and due 11/15/21)                          5,428,905    5,428,905
                                                                 ------------
Total Securities Held Under Repurchase
 Agreement                                                          5,428,905
                                                                 ------------
Total Short-Term Investments
 (Cost $5,628,075)                                                  5,628,166
                                                                 ------------
TOTAL EQUITY PORTFOLIO
 (COST $389,998,100)                                             $503,390,394
                                                                 ------------

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $199,261 have been segregated with the custodian to cover margin requirements for the following open interest rate futures contracts at December 31, 1998:

                           Number of      Unrealized
         Type              Contracts     Appreciation
-------------------------------------------------------------------------------
     S&P 500 (3/99)             18            $77,231

(b) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                           $389,998,100
                                         ------------
Aggregate gross unrealized appreciation
for all investments in which there was
an excess of value over tax cost         $123,305,891
Aggregate gross unrealized depreciation
for all investments in which there was
an excess of tax cost over value           (9,913,597)
                                         ------------
Net unrealized appreciation              $113,392,294
                                         ------------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              Principal   Market
                               Amount     Value
                              ---------   ------
CORPORATE BONDS & NOTES - 41.97%
Capital Goods - 1.01%
Tyco International Group
 5.875% due 11/01/04           $600,000   $597,172
 6.375% due 06/15/05            750,000    767,620
United Rentals Inc
 8.800% due 08/15/08            500,000    492,500
                                        ----------
                                         1,857,292
                                        ----------
Consumer Discretionary - 11.53%
360 Communications
 7.125% due 03/01/03            750,000    792,202
Adelphia Communications Corp
 10.250% due 07/15/00           175,000    182,875
Cable & Wire Communications
 6.375% due 03/06/03            255,000    255,873
 6.625% due 03/06/05          1,000,000  1,010,803
Chancellor Media Corp
 8.000% due 11/01/08            250,000    256,875
 8.125% due 12/15/07            250,000    250,625
Choice Hotels
 7.125% due 05/01/08            450,000    466,122
Domino's Pizza
 10.375% due 01/15/09           500,000    503,750
Intermedia Communications
 8.600% due 06/01/08            250,000    238,750
ITT Corp (New)
 6.250% due 11/15/00            700,000    682,557
Kmart Corp
 7.960% due 11/15/99            800,000    803,590
News America Holdings
 7.750% due 12/01/45          2,100,000  2,236,500
Owens-Corning
 7.500% due 05/01/05          1,170,000  1,204,438
Panamsat Corp
 6.125% due 01/15/05          1,680,000  1,663,655
Sears Roebuck
 6.630% due 07/09/02          1,866,000  1,919,011
TCI Communications Inc
 8.000% due 08/01/05          1,600,000  1,811,094
Tele-Communications
 8.250% due 01/15/03            570,000    626,176
Telewest PLC
 0.000% due 10/01/00            250,000    210,000
Time Warner Entertainment
 8.375% due 07/15/33          2,000,000  2,490,000
TKR Cable I Inc
 10.500% due 10/30/07         1,690,000  1,840,065
Viacom Inc
 6.750% due 01/15/03          1,610,000  1,658,939
                                        ----------
                                        21,103,900
                                        ----------

                                   Principal  Market
                                    Amount     Value
                                   ---------  ------
Consumer Staples - 2.59%
International Home Foods
 10.375% due 11/01/06               $500,000  $543,750
J Seagram & Sons
 6.250% due 12/15/01                 450,000   449,611
Keebler Corp
 10.750% due 07/01/06                375,000   420,000
Philip Morris Co Inc
 7.000% due 07/15/05                 340,000   362,893
 7.125% due 08/15/02               1,300,000 1,364,121
 7.625% due 05/15/02                 200,000   212,267
 7.750% due 01/15/27                 500,000   569,160
Safeway Inc
 6.050% due 11/15/03                 805,000   813,274
                                             ---------
                                             4,735,076
                                             ---------
Energy - 1.52%
Gulf Canada Resources
 9.250% due 01/15/04                 455,000   466,229
Oryx Energy Co
 9.500% due 11/01/99                 545,000   559,226
R&B Falcon Corp
 6.750% due 04/15/05                 600,000   547,580
Williams Cos
 6.125% due 02/15/02               1,200,000 1,210,520
                                             ---------
                                             2,783,555
                                             ---------
Financial & Business Services - 13.17%
Allied Waste NA
 7.625% due 01/01/06                 500,000   505,000
American General
 7.500% due 07/15/25               1,500,000 1,642,500
BankAmerica Corp
 7.200% due 09/15/02               1,000,000 1,058,132
 7.500% due 10/15/02                 500,000   534,654
 7.875% due 12/01/02               2,500,000 2,710,848
Beneficial Corp
 6.250% due 02/18/13               1,240,000 1,262,331
Capital One Bank
 6.150% due 06/01/01               3,000,000 2,953,422
Cincinnati Financial Corp
 6.900% due 05/15/28                 480,000   478,581
Conseco Inc
 7.875% due 12/15/00                 500,000   496,071
Countrywide Credit Industries Inc
 8.050% due 06/15/27                 775,000   859,269
Countrywide Funding Corp
 6.970% due 03/28/03               1,500,000 1,546,320
GMAC
 7.400% due 09/01/25               1,000,000 1,118,750
Household International Inc
 6.200% due 12/01/03               1,300,000 1,309,715
Loewen Group International
 8.250% due 10/15/03                 650,000   562,250
Long Island Savings Bank
 6.200% due 04/02/01               1,900,000 1,918,331
 7.000% due 06/13/02                 875,000   907,218

See Notes to Financial Statements

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 Principal   Market
                                  Amount     Value
                                 ---------   ------
Meditrust Corp
 7.375% due 07/15/00              $600,000   $584,447
MIC Financing Trust
 8.375% due 02/01/27               500,000    522,496
NationsBank Corp
 6.375% due 05/15/05               925,000    958,998
Simon DeBartolo Group
 6.625% due 06/15/03             1,065,000  1,054,019
 6.750% due 07/15/04               600,000    595,748
UCAR Global Enterprise
 12.000% due 01/15/05              500,000    527,500
                                           ----------
                                           24,106,600
                                           ----------
Health Care - 0.19%
Tenet Healthcare
 8.000% due 01/15/05               260,000    269,400
 8.625% due 12/01/03                80,000     83,800
                                           ----------
                                              353,200
                                           ----------
Materials & Processing - 0.28%
Nortek Inc
 8.875% due 08/01/08 ~             250,000    256,250
Wesco Distributor
 9.125% due 06/01/08               250,000    251,250
                                           ----------
                                              507,500
                                           ----------
Technology - 0.91%
Raytheon Co
 6.450% due 08/15/02             1,110,000  1,143,139
 7.000% due 11/01/28               500,000    531,919
                                           ----------
                                            1,675,058
                                           ----------
Transportation - 7.20%
AMR Corp
 9.000% due 09/15/16             4,500,000  5,214,375
Chrysler Corp
 7.450% due 02/01/97             2,000,000  2,274,480
Ford Motor Co
 7.700% due 05/15/97             2,000,000  2,315,026
Hayes Lemmerz International Inc
 8.250% due 12/15/08               500,000    500,000
Lear Corp
 9.500% due 07/15/06               500,000    552,500
Norfolk Southern
 7.900% due 05/15/97             2,000,000  2,322,500
                                           ----------
                                           13,178,881
                                           ----------
Utilities - 3.57%
CMS Energy Corp
 7.375% due 11/15/00               750,000    752,275
MCI Worldcom
 7.750% due 04/01/27               750,000    859,734
Niagara Mohawk Power
 6.875% due 04/01/03               550,000    573,878
 7.000% due 10/01/00               675,000    687,319
 8.000% due 06/01/04               500,000    554,322
Orange PLC
 8.000% due 08/01/08               500,000    507,500

                                                     Principal    Market
                                                       Amount     Value
                                                     ---------    ------
WorldCom Corp
 6.400% due 08/15/05                                 $2,500,000 $2,594,598
                                                                ----------
                                                                 6,529,626
                                                                ----------
Total Corporate Bonds & Notes
 (Cost $73,817,120)                                             76,830,688
                                                                ----------
MORTGAGE-BACKED SECURITIES - 12.64%
Collateralized Mortgage Obligations - 8.62%
Bear Stearns Commercial Mortgage
 6.440% due 06/16/08 "                                2,500,000  2,594,888
Citicorp Mortgage Securities
 6.750% due 04/25/28 "                                3,900,000  3,959,795
First Union-Lehman Brothers
 6.560% due 11/18/08 "                                2,600,000  2,692,339
IMC Home Equity Loan Trust
 6.340% due 08/20/29 "                                2,500,000  2,520,112
Norwest Asset Securities Corp
 7.000% due 08/25/27 "                                3,952,346  4,006,892
                                                                ----------
                                                                15,774,026
                                                                ----------
Federal Home Loan Mortgage Corporation - 1.91%
 5.000% due 06/15/09 "                                3,724,000  3,498,214
                                                                ----------
                                                                 3,498,214
                                                                ----------
Federal National Mortgage Association - 2.11%
 6.000% due 05/18/28 "                                4,000,000  3,861,660
                                                                ----------
                                                                 3,861,660
                                                                ----------
Total Mortgage-Backed Securities (Cost $22,777,582)             23,133,900
                                                                ----------
OTHER ASSET-BACKED SECURITIES - 9.56%
Aesop Funding II LLC
 6.140% due 05/20/06 "                                2,500,000  2,501,238
Commercial Mortgage Acceptance Corp
 6.490% due 05/15/08 "                                2,500,000  2,562,500
GE Capital Mortgage
 6.210% due 12/25/23 "                                3,214,900  3,038,884
Greentree Financial
 6.630% due 06/01/30 "                                2,700,000  2,640,398
JP Morgan Comm Mtg Fin Corp
 7.323% due 12/26/28 "                                  555,000    598,925
MBNA Master Credit Card Trust
 6.450% due 02/15/08 "                                2,500,000  2,618,620
WMC Mortgage Loan
 5.730% due 06/20/28 "                                3,558,553  3,542,308
                                                                ----------
Total Other Asset-Backed Securities
 (Cost $17,231,972)                                             17,502,873
                                                                ----------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Principal    Market
                                Amount      Value
                               ---------    ------
STRIPPED COUPON - 2.94%
 0.000% due 03/07/13          $12,000,000 $5,385,600
                                          ----------
Total Stripped Coupon
 (Cost $5,028,332)                         5,385,600
                                          ----------
U.S. TREASURY STRIPPED - 26.37%
 0.000% due 05/15/11           26,900,000 14,107,194
 0.000% due 05/15/12            9,700,000  4,778,123
 0.000% due 11/15/18           18,800,000  6,264,780
 0.000% due 02/15/19 **        19,800,000  6,493,806
 0.000% due 05/15/20           38,000,000 11,654,448
 0.000% due 11/15/26           22,000,000  4,985,046
                                          ----------
Total U.S. Treasury Stripped
 (Cost $47,279,729)                       48,283,397
                                          ----------
FOREIGN BONDS - 2.16%
Canada - 0.71%
Hydro Quebec
 8.625% due 06/15/29            1,000,000  1,297,540
                                          ----------
                                           1,297,540
                                          ----------
Korea - 0.14%
Korea-Global Bond
 6.500% due 11/15/02              280,000    250,522
                                          ----------
                                             250,522
                                          ----------
Mexico - 0.64%
Petro Mexicanos ~
 9.574% due 07/15/05            1,260,000  1,168,650
                                          ----------
                                           1,168,650
                                          ----------
Philippines - 0.33%
National Power
 7.625% due 11/15/00              500,000    490,531
 7.875% due 12/15/06              140,000    122,970
                                          ----------
                                             613,501
                                          ----------
United Kingdom - 0.34%
Ce Electric UK Fund
 6.853% due 12/30/04              600,000    621,535
                                          ----------
                                             621,535
                                          ----------
Total Foreign Bonds
 (Cost $3,726,152)                         3,951,748
                                          ----------

                             Principal  Market
                              Amount     Value
                             ---------  ------
FOREIGN GOVERNMENTS - 2.55%
Argentina - 0.18%
Province of Tucuman
 9.450% due 08/01/04          $402,501  $323,007
                                       ---------
                                         323,007
                                       ---------
Colombia - 0.25%
Republic of Colombia
 7.625% due 02/15/07           560,000   463,594
                                       ---------
                                         463,594
                                       ---------
Korea - 0.67%
Korea Dev Bank
 7.125% due 09/17/01           220,000   207,678
Republic of Korea
 8.750% due 04/15/03         1,000,000 1,021,080
                                       ---------
                                       1,228,758
                                       ---------
Mexico - 0.34%
Mexico-PAR
 6.250% due 12/31/19           790,000   613,512
                                       ---------
                                         613,512
                                       ---------
Panama - 0.63%
Panama-IRB
 4.000% due 07/17/14           330,000   246,367
Republic of Panama
 6.191% due 05/10/02         1,006,938   915,415
                                       ---------
                                       1,161,782
                                       ---------
Poland - 0.48%
Poland Reg'd PAR
 3.000% due 10/27/24           450,000   299,694
Poland Reg'd PDI
 5.000% due 10/27/14           470,000   438,538
Poland Reg'd Rsta
 4.000% due 10/27/24           190,000   135,347
                                       ---------
                                         873,579
                                       ---------
Total Foreign Governments
 (Cost $4,672,263)                     4,664,232
                                       ---------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                   Principal
                                                    Amount      Value
                                                   ---------    -----
SHORT-TERM INVESTMENTS- 1.81%
COMMERCIAL PAPER - 0.18%
Argentina Treasury Bill
 0.000% due 04/16/99                                $340,000     $329,120
                                                             ------------
Total Commercial Paper                                            329,120
                                                             ------------
SECURITIES HELD UNDER REPURCHASE
AGREEMENTS - 1.63%
Goldman Sachs
 4.890% due 01/04/99
 (Dated 12/31/98, repurchase price
 of $2,901,576; collateralized by
 Ginnie Mae--market value
 $3,014,736 and due 05/15/24)                      2,900,000    2,900,000
                                                             ------------
                                                                2,900,000
                                                             ------------
State Street Bank and Trust
 4.000% due 01/04/99
 (Dated 12/31/98, repurchase price
 of $79,035; collateralized by U.S.
 Treasury Bonds--market value
 $80,625 and due 11/15/21)                            79,000       79,000
                                                             ------------
                                                                   79,000
                                                             ------------
Total Securities Held Under Repurchase Agreements               2,979,000
                                                             ------------
Total Short-Term Investments
 (Cost $3,309,971)                                              3,308,120
                                                             ------------
TOTAL BOND AND INCOME PORTFOLIO
 (COST $177,843,121)                                         $183,060,558
                                                             ------------

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $655,940 have been segregated with the custodian to cover margin requirements for the following open interest rate futures contracts at December 31, 1998:

                                                Unrealized
                                    Number of  Appreciation
               Type                 Contracts (Depreciation)
-------------------------------------------------------------------------------
90-Day Eurodollar Futures (9/01)         1           $1,125
U.S. Treasury 5 year Notes (3/99)      134           (8,938)
U.S. Treasury 30 year Bonds (9/98)     272         (552,695)
                                               ------------
                                                  $(560,508)
                                               ------------
(b) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                 $177,810,136
                                               ------------
Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over
tax cost                                         $5,974,223
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost
over value                                         (723,801)
                                               ------------
Net unrealized appreciation                      $5,250,422
                                               ------------

See Notes to Financial Statements

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           Market
                                 Shares    Value
                                 ------    ------
COMMON STOCKS - 97.52%
Capital Goods - 2.75%
Aeroquip-Vickers Inc               4,700   $140,706
AlliedSignal Inc                  81,600  3,615,900
AMP Inc                           34,333  1,787,462
Armstrong World Industries         5,900    355,844
ASARCO Inc                         7,000    105,438
Ball Corp                          3,900    178,425
Black & Decker Corp               13,500    756,844
Boeing                           148,410  4,841,876
Briggs & Stratton Co               3,300    164,588
Browning Ferris                   26,600    756,438
Case Corp                         10,300    224,669
Caterpillar Inc                   54,200  2,493,200
Cooper Industries Inc             18,600    886,988
Cummins Engine Inc                 5,800    205,900
Danaher Corp                      19,200  1,042,800
Emerson Electric Co               67,700  4,235,481
Foster Wheeler Corp                7,900    104,181
General Dynamics Corp             18,740  1,098,633
Grainger (W.W.) Inc               13,800    574,425
Illinois Tool Works               36,000  2,088,000
Ingersoll Rand Co                 24,250  1,138,233
John Deere & Co                   38,700  1,281,938
Lockheed Martin Corp              28,871  2,446,817
Masco Corp                        49,600  1,426,000
Milacron                           4,500     86,624
NACCO Industries Inc               1,000     92,000
National Semiconductor *          23,100    311,850
Navistar International Corp *      8,960    255,360
Northrop Grumman Corp             10,400    760,500
Parker Hannifin Corp              15,175    496,981
Sealed Air Corp *                 12,060    615,813
Textron Inc                       22,800  1,731,375
Thomas & Betts Corp                7,900    342,169
TRW Inc                           19,400  1,090,038
United Technologies               33,800  3,675,750
                                         ----------
                                         41,409,246
                                         ----------
Consumer Discretionary - 22.35%
Abercrombie & Fitch Co `A' *           2        142
Alberto-Culver Co                  5,500    146,781
Alcan Aluminum Ltd                34,000    920,125
Alltel Corp                       40,900  2,446,331
American General Corp             37,265  2,906,670
American Greetings `A'            10,060    413,089
American Home Products           197,300 11,110,456
American Stores Co                39,000  1,440,563
Autozone Inc *                    20,900    688,393
Avery Dennison Corp               17,000    766,063
Avon Products Inc                 42,100  1,862,925
Bausch & Lomb Inc                  8,300    498,000
Bristol Myers Squibb             148,400 19,857,774
Carnival Corp `A'                 83,500  4,008,000
CBS Corp                         107,400  3,517,350

                                            Market
                                  Shares    Value
                                  ------    ------
Cendant Corp *                    129,466 $2,467,946
Circuit City Stores                13,900    694,131
Clear Channel Communications *     36,100  1,967,450
Coastal Corp                       29,800  1,041,138
Comcast `A'                        47,735  2,801,448
ConAgra                            71,200  2,242,800
Consolidated Stores *              15,500    312,906
Corning Inc                        34,300  1,543,500
Costco Cos *                       31,322  2,261,057
Crane Co                            9,150    276,216
CVS Corp                           56,000  3,080,000
Darden Restaurants                 20,300    365,400
Dayton Hudson Corp                 64,900  3,520,825
Deluxe Corp                        12,800    468,000
Dillard Department Stores          14,600    414,275
Dollar General                     31,900    753,638
Donnelley (RR) & Sons              19,800    867,488
E G & G Corp                        6,400    178,000
Eastern Enterprises                 2,800    122,500
Eastman Kodak                      49,800  3,585,600
Ecolab Inc                         18,840    681,772
Federal Express Corp *             21,344  1,899,616
Federated Department Stores *      29,100  1,267,669
Fleetwood Enterprise                5,100    177,225
Fluor Corp Del                     11,100    472,444
Fort James Corp                    32,800  1,312,000
Fruit of the Loom *                10,200    140,887
Gap Stores Inc                     84,600  4,758,750
General Electric                  482,000 49,194,125
General Mills Inc                  23,900  1,858,225
Gillette Co                       166,700  8,053,693
Great Atlantic & Pacific            6,800    201,450
H & R Block                        15,300    688,500
Harcourt General Inc                7,542    401,140
Harrah's Entertainment Inc *       13,650    214,134
Hasbro Inc                         19,350    699,019
Hilton Hotels Corp                 35,900    686,588
Home Depot Inc                    214,700 13,136,956
Ikon Office Solutions Inc          20,000    171,250
International Flavors/Fragrances   15,900    702,581
Interpublic Group                  19,650  1,567,088
Jostens Inc                         4,548    119,101
Kimberly Clark Corp                80,452  4,384,633
King World Productions *           10,500    309,094
Kmart Corp                         70,000  1,071,875
Knight-Ridder Inc                  11,800    603,275
Kohl's Corp *                      23,800  1,462,213
Kroger Co *                        36,800  2,226,400
Limited Inc                        32,142    936,136
Liz Claiborne Inc                   9,760    308,050
Longs Drug Stores                   5,300    198,750
Marriott International Inc `A'     37,700  1,093,300
Mattel Inc                         44,050  1,004,891
May Department Stores Co           33,200  2,004,450
Maytag Corp                        13,600    846,600
McDonalds Corp                    101,800  7,800,425
McGraw Hill Inc                    14,600  1,487,374
Mediaone Group Inc *               88,800  4,173,600

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                        Market
                              Shares     Value
                              ------    ------
Meredith Corp                   5,600    $212,100
Mirage Resorts Inc *           26,700     398,831
Motorola                       89,000   5,434,562
National Services Industries    6,100     231,800
New York Times Co              26,800     929,625
Newell Co                      23,700     977,625
Nike Inc                       27,400   1,111,413
Nordstrom Inc                  23,320     808,913
Omnicom Group Inc              24,700   1,432,600
Penny (J.C.) Inc               40,300   1,889,063
PPG Industries Inc             26,100   1,520,325
Procter & Gamble              194,100  17,723,756
Reebok International Ltd        8,780     130,603
Rite Aid Corp                  41,200   2,041,974
Rubbermaid Inc                 24,400     767,075
Russell Corp                    5,700     115,781
Safeway Inc *                  74,500   4,539,844
Sears Roebuck                  58,400   2,482,000
Service Corp International     37,900   1,442,568
Sigma Aldrich Corp             14,600     428,875
Springs Industries Inc          1,900      78,731
Staples Inc *                  45,300   1,979,043
Sysco Corp                     49,300   1,352,669
Tandy Corp                     13,972     575,472
Tele-Communications `A' *      68,810   3,806,052
Tellabs Inc *                  29,600   2,029,450
The Walt Disney Co            307,106   9,213,180
Time Warner Inc               161,640  10,031,783
Times Mirror `A'                8,688     486,528
TJX Cos Inc                    45,600   1,322,400
Toys R Us *                    41,700     703,688
Tribune Co                     17,800   1,174,800
Tricon Global Restaurants *    22,370   1,121,296
Tupperware Corp                 8,400     138,075
Tyco International Ltd         96,414   7,273,231
U.S. West Inc                  77,136   4,984,914
Unicom Corp                    32,200   1,241,712
VF Corp                        17,900     839,063
Viacom International Inc       41,838   3,096,012
Walgreen Co                    71,800   4,204,788
Wal-Mart Stores Inc           334,700  27,257,131
Warner Lambert Co             123,000   9,248,063
Wendys International Inc       18,600     405,713
Whirlpool Corp                 11,100     614,663
Winn Dixie Stores              21,300     955,838
                                      -----------
                                      336,615,887
                                      -----------
Consumer Staples - 6.84%
Albertson's Inc                38,500   2,451,969
Anheuser Busch                 70,900   4,652,813
Archer-Daniel Midland          80,969   1,391,655
Bestfoods                      42,400   2,257,800
Brown Forman Inc `B'            5,461     413,329
Campbell Soup Co               64,100   3,525,500
Coca-Cola                     364,500  24,375,938
Coca-Cola Enterprises          59,800   2,137,850
Colgate Palmolive              43,100   4,002,913
Coors Adolph                    4,890     275,979

                                       Market
                             Shares     Value
                             ------    ------
Fortune Brands Inc            25,000    $790,625
Fred Meyer Inc *              23,700   1,427,925
Heinz (H.J.) Co               56,350   3,190,818
Hershey Foods Corp            15,800     982,562
Kellogg Co                    58,200   1,986,075
PepsiCo                      212,300   8,691,030
Philip Morris Co Inc         358,400  19,174,400
Pioneer Hi-Bred Inc           33,140     894,780
Polaroid Corp                  6,500     121,469
Quaker Oats Co                19,500   1,160,250
Ralston-Purina Group          45,400   1,469,825
RJR Nabisco Holdings          52,400   1,555,625
Sara Lee Corp                132,200   3,726,387
Seagrams Ltd                  53,200   2,021,600
Supervalue Inc                17,200     481,600
Unilever N.V.                 92,600   7,680,013
UST Inc                       27,100     945,113
Wrigley (W.M. Jr.) Co         13,100   1,173,269
                                     -----------
                                     102,959,112
                                     -----------
Energy - 7.71%
AES Corp *                    27,100   1,283,863
Amerada Hess Corp             13,600     676,600
Amoco Corp                     3,300     199,237
Anadarko Petroleum            17,400     537,225
Apache Corp                   14,300     361,969
Ashland Oil Inc               10,400     503,100
Atlantic Richfield            49,100   3,203,775
Baker Hughes Inc              48,100     850,769
Carolina Power & Light        20,500     964,781
Central & South West          33,000     905,438
Chevron Corp                  96,100   7,970,294
Columbia Energy Group         11,800     681,450
Consolidated Edison Inc       33,500   1,771,313
Consolidated Natural Gas      13,600     734,400
CSX Corp                      33,600   1,394,400
Cyprus Minerals Co            12,600     126,000
Duke Power                    56,726   3,634,009
duPont (EI) deNemours        166,900   8,856,131
Enron Corp                    48,600   2,773,238
Exxon Corp                   357,300  26,127,563
Firstenergy Corp              32,200   1,048,513
FMC Corp *                     4,800     268,800
Halliburton                   64,200   1,901,925
Helmerich & Payne              8,000     155,000
Homestake Mining Co           29,100     267,356
Inco Ltd                      21,700     229,205
Kerr McGee Corp                8,200     313,650
McDermott International Inc    7,900     195,031
Minnesota Mining & Mfg Co     60,300   4,288,838
Mobil Corp                   115,900  10,097,788
Newmont Mining Corp           25,722     464,603
Occidental Petroleum Corp     52,500     885,938
ONEOK Inc                      3,200     115,600
Paccar Inc                    10,966     450,977
Peoples Energy Corp            5,500     219,313
Phillips Petroleum Co         37,500   1,598,437
Rowan Cos Inc *               13,500     135,000

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                  Market
                                        Shares     Value
                                        ------    ------
Royal Dutch Petroleum Guilder           320,000 $15,320,000
Schlumberger Ltd                         81,900   3,777,637
Sonat Inc                                15,900     430,293
Sunoco Inc                               12,657     456,443
Tenneco Inc *                            25,200     858,375
Texaco Inc                               82,500   4,362,188
Union Pacific Resources                  36,726     332,828
Unocal Corp                              35,800   1,044,913
USX-Marathon Group                       43,700   1,316,463
Williams Cos                             65,200   2,033,424
                                                -----------
                                                116,124,093
                                                -----------
Financial & Business Services - 15.86%
Aetna Life & Casualty Co                 22,239   1,748,541
Allstate Corp                           121,878   4,707,538
American Express Co                      66,300   6,779,175
American International Group Inc        153,425  14,824,691
Aon Corp                                 25,150   1,392,681
Associates First Capital Corp           100,690   4,266,739
Banc One Corp                           176,154   8,994,864
Bank of New York Co Inc                 110,600   4,451,650
BankAmerica Corp                        258,308  15,530,769
BankBoston Corp                          47,000   1,830,062
BB&T Corp                                41,800   1,685,063
Bear Stearns                             18,000     672,750
Capital One Finance                       9,600   1,104,000
Chase Manhattan Corp                    127,180   8,656,188
Chubb Corp                               25,200   1,634,850
CIGNA Corp                               30,900   2,388,956
Cincinnati Financial Corp                23,100     846,038
Cinergy Corp                             21,113     725,759
CitiGroup Inc                           336,909  16,676,996
Comerica Inc                             22,750   1,551,266
Conseco Inc                              46,513   1,421,554
Countrywide Credit Industries Inc        16,400     823,075
Dow Jones & Co Inc                       10,200     490,875
Dun & Bradstreet                         24,000     757,500
Equifax Inc                              21,300     728,194
FHLMC                                    98,600   6,353,538
Fifth Third Bancorp                      39,575   2,822,192
First Data Corp                          64,600   2,047,013
First Union Corp                        149,510   9,092,077
Firstar Corp                             24,700   2,297,100
Fleet Financial Group Inc                87,130   3,893,622
FNMA                                    152,100  11,255,400
Franklin Resources Inc                   38,300   1,225,600
Gannett Inc                              42,800   2,832,825
Golden West Financial Corp                8,700     797,681
Hartford Financial Services Group        35,200   1,931,600
Household International Inc              72,992   2,892,308
Huntington Bancshares                    31,100     934,944
IMS Health Inc                           24,100   1,818,044
ITT Industries Inc                       15,900     632,025
Jefferson Pilot Corp                     15,400   1,155,000
Keycorp                                  64,200   2,054,400
Laidlaw Inc `B'                          44,000     442,750
Lehman Brothers Holding Inc              18,300     806,344
Lincoln National Corp                    15,900   1,300,819

                                           Market
                                 Shares     Value
                                 ------    ------
Marsh & McLennan Cos              38,050  $2,223,547
MBIA Inc                          14,000     917,874
MBNA Corp                        109,237   2,724,098
Mellon Bank Corp                  38,700   2,660,625
Mercantile Bancorp                22,700   1,047,038
Merrill Lynch Co                  50,600   3,377,550
MGIC Investment Corp              17,500     696,718
Morgan (J.P.) and Co Inc          27,400   2,878,713
Morgan Stanley Dean Witter & Co   86,774   6,160,954
National City Corp                48,200   3,494,500
Northern Trust Corp               17,000   1,484,313
Paychex Inc                       24,900   1,280,793
PNC Bank Corp                     44,500   2,408,563
Progressive Corp                  11,100   1,880,063
Provident Cos                     18,300     759,450
Providian Corp                    21,300   1,597,500
Pulte Corp                         8,900     247,530
Regions Financial                 31,500   1,269,844
Republic New York Corp            17,700     806,455
Safeco Corp                       22,440     963,518
Schwab (Charles) Corp             58,200   3,270,113
SLM Holding Corp                  24,600   1,180,800
St. Paul Cos Inc                  34,998   1,216,180
State Street Corp                 23,600   1,641,675
Summit Bancorp                    27,200   1,188,300
SunAmerica Inc                    27,700   2,247,162
Suntrust Banks Inc                46,400   3,549,600
Synovus Financial Corp            38,650     942,094
Torchmark Corp                    20,400     720,374
Transamerica Corp                  9,070   1,047,585
U.S. Bancorp                     108,837   3,863,713
Union Planters                    19,200     870,000
UNUM Corp                         23,100   1,348,463
Wachovia Corp                     30,100   2,631,869
Washington Mutual Inc             86,892   3,318,187
Wells Fargo & Co                 243,700   9,732,769
                                         -----------
                                         238,923,586
                                         -----------
Health Care - 9.24%
Abbott Laboratories              222,500  10,902,500
Allergan Inc                      10,600     686,350
Alza Corp *                       13,100     684,475
Amgen Inc *                       36,500   3,816,531
Bard (C.R.) Inc                    8,400     415,800
Baxter International Inc          42,400   2,726,850
Becton Dickinson                  36,200   1,545,288
Biomet Inc                        17,940     722,085
Boston Scientific Corp *          57,600   1,544,400
Cardinal Health Inc               29,450   2,234,519
Columbia/HCA Healthcare           91,884   2,274,129
Guidant Corp                      22,000   2,425,500
HBO & Co                          74,700   2,142,956
HCR Manor Care *                  16,100     472,938
Healthsouth Corp *                64,900   1,001,894
Humana Inc                        24,800     441,750
Johnson & Johnson                196,400  16,473,050
Lilly (Eli) & Co                 162,500  14,442,188
Mallinckrodt Group Inc            10,900     335,856

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                        Market
                              Shares     Value
                              ------    ------
Medtronic Inc                  68,300  $5,071,275
Merck & Co Inc                175,800  25,963,463
Pfizer Inc                    190,400  23,883,300
Pharmicia & Upjohn Inc         77,435   4,384,756
Schering-Plough               214,400  11,845,600
St. Jude Medical               12,556     347,643
Tenet Healthcare Corp *        45,400   1,191,750
United Healthcare Corp         28,700   1,235,894
                                      -----------
                                      139,212,740
                                      -----------
Materials & Processing -
3.18%
Allegheny Teledyne Inc         25,505     521,258
Aluminum Company of America    27,200   2,028,100
Applied Materials *            56,400   2,407,575
Barrick Gold Corp              54,600   1,064,700
Battle Mountain Gold `A'       18,000      74,250
Bemis Inc                       7,300     276,944
Bethlehem Steel Corp           17,700     148,238
Boise Cascade Corp              7,800     241,800
Burlington Northern Santa Fe   68,610   2,315,588
Burlington Resources Inc       28,547   1,022,339
Clorox Co                      15,100   1,763,869
Crown Cork & Seal              20,700     637,819
Dover Corp                     31,700   1,161,012
Dow Chemical                   33,400   3,037,313
Eastman Chemical Co            11,525     515,744
Engelhard Corp                 20,912     407,784
Freeport McMoran Copper `B'    18,100     188,918
Georgia-Pacific Corp           14,300     837,444
Grace (W.R.) & Co *            10,800     169,424
Great Lakes Chemical            8,500     340,000
Harnischfeger Industries Inc    6,500      66,219
Hercules Inc                   14,900     407,887
International Paper            46,323   2,075,849
Johnson Controls Inc           12,000     708,000
Kaufman & Broad Home            5,900     169,624
Loew's Corp                    16,200   1,591,650
Louisiana Pacific Corp         19,700     360,756
Lowe's Co                      50,500   2,584,969
Martin Marietta Materials           1          62
Mead Corp                      15,200     445,550
Monsanto Co                    88,700   4,213,250
Moore Ltd                      11,300     124,300
Morton International Inc       21,200     519,400
Nalco Chemical Co               9,600     297,600
Nucor Corp                     12,100     523,325
Owens Corning Fiberglass        8,000     283,500
Owens-Illinois Inc *           22,900     701,313
Pall Corp                      16,866     426,921
Phelps Dodge Corp               8,200     417,175
Placer Dome Inc                32,100     369,150
Potlatch Corp                   3,900     143,813
Praxair Inc                    23,300     821,325
Reynolds Metals Co             11,100     584,831
Rohm & Haas Co                 25,900     780,238
Sherwin Williams Co            25,500     749,063
Stanley Works                  12,100     335,775
Temple Inland Inc               7,600     450,775

                                              Market
                                    Shares    Value
                                    ------    ------
Timken Co                             6,900   $130,238
Union Camp Corp                      10,200    688,500
Union Carbide Corp                   20,600    875,500
USX-US Steel Group                   16,560    380,880
Waste Management Inc *               84,060  3,919,298
Westvaco Corp                        14,300    383,418
Weyerhaeuser Co                      28,700  1,458,319
Willamette Industries                15,800    529,300
Worthington Industries Inc           13,455    168,187
                                            ----------
                                            47,846,079
                                            ----------
Technology - 18.15%
3 Com Corp *                         52,200  2,339,213
Adobe Systems Inc                     9,800    458,150
Advanced Micro Devices *             20,300    587,431
America Online Inc *                 68,000  9,843,000
Apple Computer                       22,150    906,766
Ascend Communications Inc *          31,400  2,064,550
Autodesk Inc                          8,760    373,943
Automatic Data Processing            44,000  3,528,250
BMC Software Inc *                   32,300  1,439,369
Cabletron Systems *                  25,100    210,213
Ceridian Corp *                      10,400    726,050
Cisco Systems Inc *                 230,750 21,416,484
Compaq Computer Corp                252,042 10,570,011
Computer Association International   81,400  3,469,675
Computer Sciences *                  22,800  1,469,175
Compuware Corp *                     27,200  2,125,000
Data General Corp *                   7,300    119,994
Dell Computer Corp *                189,400 13,861,713
Eaton Corp                           10,600    749,288
Electronic Data Systems              71,400  3,587,850
EMC Corp *                           75,400  6,409,000
Frontier Corp                        25,400    863,600
Gateway 2000 Inc *                   22,700  1,161,956
General Instrument Corp *            23,600    800,925
Harris Corp                          11,300    413,863
Hewlett Packard Co                  153,000 10,451,813
Honeywell Inc                        18,200  1,370,688
IBM Corp                            135,700 25,070,575
Intel Corp                          245,180 29,069,154
KLA-Tencor Corp *                    13,200    572,550
LSI Logic *                          19,600    316,050
Lucent Technologies Inc             195,628 21,519,080
Micron Technology                    35,500  1,794,969
Microsoft Corp *                    367,500 50,967,656
Millipore Corp                        5,852    166,416
Northern Telecom Ltd                 98,640  4,944,330
Novell Inc *                         56,600  1,025,875
Oracle Systems Corp *               141,035  6,082,133
Parametric Technology Corp *         44,500    728,687
Peoplesoft Inc *                     36,300    687,431
Perkin Elmer Corp                     8,000    780,500
Pitney Bowes Inc                     41,100  2,715,168
Raychem Corp                         11,800    381,288
Raytheon Co `B'                      50,400  2,683,800
Rockwell International Corp          29,800  1,447,162
Scientific Atlanta                   11,000    250,938


See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                         Market
                               Shares     Value
                               ------    ------
Seagate Technology *            36,400  $1,101,100
Shared Medical Systems Corp      3,700     184,537
Silicon Graphics *              27,244     350,767
Solectron Corp *                17,800   1,654,288
Sun Microsystems *              55,500   4,752,187
Tektronix                       10,550     317,159
Texas Instruments Inc           57,300   4,902,731
Thermo Electron Corp *          20,100     340,444
Unisys Corp *                   36,700   1,263,855
Xerox Corp                      49,800   5,876,400
                                       -----------
                                       273,265,200
                                       -----------
Transportation - 2.11%
Air Products & Chemicals        33,600   1,344,000
AMR Corp Del *                  27,000   1,603,125
Brunswick Corp                  12,400     306,900
Champion International Corp     14,200     575,100
Cooper Tire & Rubber Corp       13,200     269,775
Dana Corp                       24,828   1,014,845
Delta Air Lines                 21,400   1,112,800
Ford Motor Co                  169,200   9,929,925
General Motors Corp             98,900   7,077,531
General Re Corp                    500     100,109
Genuine Parts Co                26,175     875,227
Goodrich (B.F.) Co              11,400     408,975
Goodyear Tire & Rubber          23,300   1,175,194
Norfolk Southern                54,000   1,711,125
Pep Boys Manny Moe & Jack        8,200     128,638
Ryder Systems Inc               10,300     267,800
Snap On Inc                     11,150     388,159
Southwest Airlines              50,025   1,122,435
U.S. Airways Group Inc *        13,500     702,000
Union Pacific Corp              36,400   1,640,275
                                       -----------
                                        31,753,938
                                       -----------
Utilities - 9.33%
Airtouch Communications Inc *   82,900   5,979,163
Ameren Corp                     18,300     781,181
American Electric Power Inc     26,400   1,242,450
Ameritech Corp                 160,900  10,197,038
Andrew Corp *                   12,525     206,663
AT&T Corp                      262,100  19,723,025
Baltimore Gas & Electric        19,450     600,519
Bell Atlantic Corp             232,822  13,227,200
Bell South Corp                285,200  14,224,350
Centex Corp                      8,800     396,550
Dominion Resources Inc          33,050   1,545,088
DTE Energy Co                   22,100     947,538
Edison International            57,000   1,588,875
Entergy Corp                    38,200   1,188,975
FPL Group Inc                   26,600   1,639,225
GPU Inc                         17,400     768,863
GTE Corp                       145,600   9,818,900
Houston Industry Inc            40,929   1,314,844
MCI Worldcom *                 260,065  18,659,664
New Century Energies Inc        15,600     760,500
NEXTEL Communications Inc       40,800     963,900
Niagara Mohawk Power            22,700     366,038

                                           Market
                               Shares       Value
                               ------      ------
NICOR Inc                         6,900      $291,525
Northern States Power Co         19,500       541,124
Oryx Energy Co                   14,900       200,218
Pacificorp                       51,100     1,076,294
Peco Energy Co                   34,700     1,444,387
PG&E Corp                        58,000     1,827,000
PP&L Resources                   21,666       603,940
Public Services Enterprises      35,000     1,400,000
SBC Communications              285,248    15,296,423
Sempra Energy                    33,047       838,568
Southern Co                     101,500     2,949,844
Sprint Corp (PCS Group) *        70,950     1,640,718
Sprint Corp (FON Group)          49,700     4,181,012
Texas Utilities Co               45,910     2,143,423
                                        -------------
                                          140,575,025
                                        -------------
Total Common Stocks
 (Cost $1,008,556,406)                  1,468,684,906
                                        -------------
                             Principal
                               Amount       Value
                             ---------      -----
SHORT-TERM INVESTMENTS- 2.48%
U.S. TREASURY BILLS - 0.10%
 4.300% due 02/04/99 **         $60,000        59,756
 4.310% due 02/04/99 **          30,000        29,878
 4.340% due 02/04/99 **         185,000       184,242
 4.390% due 02/04/99 **       1,100,000     1,095,439
 4.410% due 02/04/99 **          15,000        14,938
 4.480% due 02/04/99 **          85,000        84,640
 4.500% due 02/04/99 **          80,000        79,660
                                        -------------
Total U.S. Treasury Bills                   1,548,553
                                        -------------
TIME DEPOSIT - 2.14%
State Street Bank and Trust
 3.128% due 01/04/99         32,274,000    32,274,000
                                        -------------
Total Time Deposit                         32,274,000
                                        -------------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                    Principal
                                                      Amount       Value
                                                    ---------      -----
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.24%
State Street Bank and Trust
 3.500% due 01/04/99
 (Dated 12/31/98, repurchased price
 of $3,587,395; collateralized by U.S.
 Treasury Bonds--market value
 $3,661,719 and due 11/15/21)                       $3,586,000     $3,586,000
                                                               --------------
Total Securities Held Under Repurchase
 Agreement                                                          3,586,000
                                                               --------------
Total Short-Term Investments
 (Cost $37,408,553)                                                37,408,553
                                                               --------------
TOTAL EQUITY INDEX PORTFOLIO (COST $1,045,964,959)             $1,506,093,459
                                                               --------------

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $1,548,553 have been segregated with the custodian to cover margin requirements for the following open stock index futures contracts at December 31, 1998:

                                          Number of            Unrealized
              Type                        Contracts           Appreciation
-------------------------------------------------------------------------------
         S&P 500 (3/99)                      75                    $207,175
                                                             --------------

(b) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                               $1,045,964,959
                                                             --------------
Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost            $490,053,813
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value             (29,925,313)
                                                             --------------
Net unrealized appreciation                                    $460,128,500
                                                             --------------

See Notes to Financial Statements

PACIFIC SELECT FUND
INTERNATIONAL PORTFOLIO
Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                          Market
                               Shares     Value
                               ------     ------
PREFERRED STOCKS - 1.91%
Australia - 0.16%
News Corporation Ltd            240,100 $1,582,732
                                        ----------
                                         1,582,732
                                        ----------
Germany - 1.75%
Dykerhoff AG                     26,580  7,423,466
Hornbach Holdings AG             16,045    958,874
Suedzucker AG                    19,640  8,906,093
                                        ----------
                                        17,288,433
                                        ----------
Total Preferred Stocks
 (Cost $22,509,485)                     18,871,165
                                        ----------
COMMON STOCKS - 88.54%
Australia - 1.55%
Brambles Industries Ltd          57,600  1,400,090
Colonial Ltd                    446,400  1,528,652
Commonwealth Bank Australia     101,850  1,442,621
CRA Ltd *                       138,400  1,638,045
Fosters Brewing Group           590,800  1,596,832
Lend Lease Corp Ltd              65,200    877,136
National Australian Bank Ltd    112,000  1,684,805
Oil Search Ltd                  511,300    515,889
Telstra Corp Ltd *              495,200  2,310,477
Westpac Banking Corp            117,600    785,283
WMC Ltd                         225,300    677,833
Woolworths Ord                  250,900    852,431
                                        ----------
                                        15,310,094
                                        ----------
Belgium - 0.76%
Gib Holding Ltd                 143,507  7,506,796
                                        ----------
                                         7,506,796
                                        ----------
Brazil - 0.00%
Banco Bradesco SA               200,000      1,109
Banco Bradesco SA Rights          8,289          5
                                        ----------
                                             1,114
                                        ----------
Denmark - 0.72%
Unidanmark AS                    78,500  7,092,352
                                        ----------
                                         7,092,352
                                        ----------
Finland - 4.93%
Huhtamaki I                      72,600  2,762,216
KCI Konecranes International     92,748  4,183,614
Kone Oy `B'                      59,090  6,837,310
Merita Ltd `A'                2,530,700 15,981,435
Metra Oy `B'                    317,400  5,477,834
Rauma Oy Fim                    430,050  6,241,226
Sampo Insurance Co `A'          179,290  6,803,874
Valmet Oy Corp                   24,805    330,801
                                        ----------
                                        48,618,310
                                        ----------

                                                 Market
                                      Shares     Value
                                      ------     ------
France - 8.10%
Bull SA *                              306,835 $2,299,993
Cie De St Gobain                        76,610 10,813,595
CNP Assurances *                       236,400  7,181,130
Elf Aquitaine **                        90,700 10,482,079
Group Danone **                         22,884  6,550,275
LaFarge Coppee                          35,460  3,368,533
Legris Industries                      153,073  7,500,639
Michelin (CGDE) B Ord Compagne         171,270  6,848,042
Rhone-Poulenc `A'                      195,120 10,039,181
Seita Societe                           14,300    895,389
Total SA `B' **                         71,240  7,213,532
Union Des Assurances Federal            50,529  6,707,369
                                               ----------
                                               79,899,757
                                               ----------
Germany - 7.09%
BASF AG **                             254,900  9,729,358
Bayer                                   82,100  3,449,290
Bayer Hypo-Vereinsbank A **            111,547  8,830,232
Buderus AG                              20,800  7,683,113
Fresenius AG                            22,010  4,626,866
Holzmann (Phillip) AG *                 66,888 10,445,287
Plettac AG                              51,879  4,113,053
Veba AG                                120,400  7,137,439
Viag AG                                  7,470  4,419,322
Volkswagen AG                          117,300  9,497,006
                                               ----------
                                               69,930,966
                                               ----------
Hong Kong - 1.50%
China Light & Power                    171,900    856,449
China Telecom *                        380,000    657,244
Dairy Farm International Holdings *    460,000    529,000
Hong Kong & China Gas                  515,600    655,522
Hong Kong Electric Holdings            200,000    606,647
Hong Kong Telecommunication            467,200    817,110
HSBC Holdings PLC                       83,768  2,086,767
Hutchison Whampoa Ltd                  417,000  2,946,854
Li & Fung Ltd                          272,400    564,314
Smartone Telecommunication             178,000    493,966
Sun Hung Kai Properties                376,000  2,742,046
Swire Pacific Ltd `A'                  252,000  1,128,674
Television Broadcasts                  133,000    343,336
VTech Holdings Ltd                      75,000    327,202
                                               ----------
                                               14,755,131
                                               ----------
Ireland - 1.92%
Bank of Ireland                        524,464 11,488,637
Greencore Group PLC                  1,616,000  7,456,790
                                               ----------
                                               18,945,427
                                               ----------
Italy - 5.20%
Banca Popolare Di Bergamo              189,820  4,608,495
Italgas                                 84,300    456,542
Magneti Marelle Spa                  1,903,840  3,296,623
Marzotto (Gaetano) Spa                 652,080  7,185,302
Mediaset Spa                         1,241,400 10,071,388

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
INTERNATIONAL PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                Market
                                 Shares         Value
                                 ------         ------
Sogefi                           856,200      $2,327,525
Telecom Italia Spa                33,330         284,529
Telecom Italia Spa RISP        3,655,200      23,015,333
                                              ----------
                                              51,245,737
                                              ----------
Japan - 18.83%
Aiwa Co Ltd                       65,000       1,706,984
Amada Co                         452,000       2,178,841
Autobacs Seven                    27,000         904,164
Canon Inc                        239,000       5,086,451
Casio Computer                   290,000       2,131,395
Dai Nippon Printing              219,000       3,477,753
Daicel Chemical Industries       852,000       2,522,776
Daifuku                          449,000       2,389,918
Daikin Industries                387,000       3,819,696
Family Mart                       44,000       2,186,913
Fuji Machine Manufacturing Co    164,000       5,159,551
Fuji Photo Film                  148,000       5,477,859
Fujitec Co Ltd                   219,000       1,404,997
Fujitsu Ltd                      461,000       6,114,166
Furukawa Electric Co Ltd         712,000       2,415,686
Hitachi Credit Corp              188,000       4,158,449
Hitachi Ltd                      844,000       5,206,433
Inabata & Co                     176,000         468,403
Kaneka Corp                      553,000       4,127,702
Kurita Water Industries          185,000       2,703,062
Kyocera Corp                      75,000       3,945,803
Kyudenko Co Ltd                  149,000       1,003,181
Lintec Inc                       146,000       1,352,245
Matsushita Electric              327,000       5,760,502
Minebea Co Ltd                   160,000       1,824,543
Mitsubishi Chemical Corp         978,000       2,051,236
Mitsubishi Estate                271,000       2,419,238
Mitsubishi Heavy Industries      858,000       3,326,900
Mitsumi Electric Co Ltd          217,000       4,570,434
Murata Manufacturing Co           93,000       3,843,754
NEC Corp                         634,000       5,810,619
NIFCO                            233,000       1,870,571
Nintendo Corp Ltd                 66,000       6,368,804
Nippon Telegraph & Telephone         695       5,340,736
Nissan Motor Co Ltd            1,167,000       3,558,334
Nissha Printing                  120,000         729,676
NTT Data Corp                        385       1,903,371
ONO Pharmaceutical Co             94,000       2,924,168
Ricoh Co                         588,000       5,399,392
Rinnai Corp                       91,000       1,584,631
Rohm Co                           21,000       1,904,296
Ryosan Co                         54,000         858,956
Sangetsu Co Ltd                   74,000       1,102,093
Sankyo Co Ltd                    237,000       5,158,757
Sanwa Shutter                    396,000       1,723,939
Sekisui Chemical Co              313,000       2,096,321
Sekisui House Ltd                234,000       2,464,243
Shin-Etsu Polymer Co             249,000       1,294,646
Sony Corp                         88,000       6,382,375
Sumitomo Marine & Fire           209,000       1,318,740
Suzuki Motor Co                  251,000       2,964,001
TDK Corp                          64,000       5,826,129

                                                    Market
                                       Shares        Value
                                       ------       ------
Tokyo Electron Ltd                        105,000  $3,969,597
Toshiba                                   910,000   5,397,048
Toyota Motor Corp                         172,000   4,653,360
Tsubakimoto Chain                         604,000   1,282,785
Yamaha Corp                               219,000   2,258,030
Yamanouchi Pharmaceutica                  181,000   5,806,037
                                                  -----------
                                                  185,690,690
                                                  -----------
Malaysia - 0.10%
Carlsberg Brewery                          71,000     203,658
Guinness Anchor Berhad                     97,000      97,510
Nestle (Malaysia) Berhad                   79,000     316,000
RJ Reynolds Berhad                          7,000       7,921
Rothmans Pall Mall Ord                     57,000     336,000
                                                  -----------
                                                      961,089
                                                  -----------
Netherlands - 3.47%
ABN Amro Holding Nv                       211,200   4,437,919
AKZO Nobel Nv                             229,885  10,455,989
Ing Groep Nv                              212,243  12,927,877
Philips Electronics                        95,200   6,381,104
                                                  -----------
                                                   34,202,889
                                                  -----------
New Zealand - 0.05%
Telecom Corp of New Zealand - 68814 *     106,400     461,898
Telecom Corp of New Zealand - IR           26,800      58,524
                                                  -----------
                                                      520,422
                                                  -----------
Norway - 1.20%
Saga Petroleum `A'                        294,900   2,697,333
Sparebanken Norway                        471,169   9,177,268
                                                  -----------
                                                   11,874,601
                                                  -----------
Singapore - 0.34%
City Developments                         125,000     541,339
Natsteel Electronics Ltd                  206,000     524,046
Singapore Airline Ltd                      76,000     556,996
Singapore Tech Engineering                257,000     239,721
United O/S Bank                           161,000   1,033,677
Venture Manufacturing Singapore           119,000     454,088
                                                  -----------
                                                    3,349,867
                                                  -----------
Spain - 3.36%
Banco Bilbao Vizcaya                      437,460   6,857,706
Iberdrola SA                              744,700  13,930,169
Telefonica De Espana SA                   125,547   5,581,439
Telefonica De Espana SA Right *           125,547     111,452
Uralita                                   595,500   6,629,020
                                                  -----------
                                                   33,109,786
                                                  -----------
Sweden - 4.05%
Autoliv Inc                               304,300  10,898,957
BT Industries Ab                          287,994   4,182,688
Nordbanken Holding Ab                   1,471,400   9,417,250
Svedala Industri Ab                       494,250   7,178,252
Svenska Handelsbanken `A'                 195,000   8,208,253
                                                  -----------
                                                   39,885,400
                                                  -----------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
INTERNATIONAL PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                       Market
                            Shares      Value
                            ------     ------
Switzerland - 9.10%
Bobst AG                       2,640  $3,266,376
Forbo Holdings AG             13,230   5,777,293
Holderbank Finan Glaris        9,705  11,484,956
Nestle Sa Bearer Reg           9,930  21,608,952
Richemont (Fin)               13,398  18,936,620
Schindler Holding AG           4,800   8,174,672
Sig Schweiz Industrie Ge       5,455   3,215,830
Swisscom AG *                 19,010   7,955,422
UBS AG                         3,982   1,223,001
Valora Holding AG             29,740   8,041,055
                                     -----------
                                      89,684,177
                                     -----------
United Kingdom - 16.27%
Aegis Group PLC            2,971,900   4,324,454
Allied Domecq PLC            147,600   1,337,601
Allied Zurich *              283,200   4,224,200
Bank of Scotland             926,344  11,029,269
BG PLC                       910,079   5,730,955
British Telecomm             491,700   7,374,945
Bunzl PLC                    760,400   2,969,498
Burmah Castrol               675,351   9,670,343
Capital Radio PLC            953,451   9,201,770
Charter PLC                1,183,100   6,395,714
Devro PLC                  1,951,900   5,551,006
Diageo PLC                   350,130   3,921,974
Great Univ Stores            806,540   8,419,216
Halma PLC                  3,045,100   6,185,683
IMI PLC                      599,000   2,359,068
Imperial Tobacco Group     1,073,200  11,478,639
Lonrho Africa PLC            520,525   2,762,114
Morgan Crucible Co         1,546,700   7,117,362
Premier Farnell PLC          919,800   2,417,534
Premier Oil PLC           13,369,600   3,491,797
Reckitt & Colman             956,549  12,594,407
RMC Group PLC                546,780   7,434,923
Scapa Group PLC            1,823,900   3,009,360
Scottish Media Group         130,700   1,530,137
Sun Alliance Group           990,416   7,990,068
Williams PLC                  55,600     311,171
WPP Group PLC              1,918,500  11,580,125
                                     -----------
                                     160,413,333
                                     -----------
Total Common Stocks
 (Cost $857,459,474)                 872,997,938
                                     -----------

                                         Principal
                                          Amount       Value
                                         ---------     -----
SHORT-TERM INVESTMENTS - 9.55%
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 9.55%
State Street Bank and Trust
 4.000% due 01/04/99 **
 (Dated 12/31/98, repurchase price
 of $94,194,838; collateralized by
 U.S.
 Treasury Bonds--market value
 $96,075,938 and due 11/15/21)          $94,152,274  $94,152,274
                                                    ------------
Total Securities Held Under Repurchase
 Agreement                                            94,152,274
                                                    ------------
Total Short-Term Investment
 (Cost $94,152,274)                                   94,152,274
                                                    ------------
TOTAL INTERNATIONAL PORTFOLIO
 (COST $974,121,233)                                $986,021,377
                                                    ------------

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
INTERNATIONAL PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $94,309,710 have been segregated with the custodian to cover margin requirements for the following open interest rate futures contracts at December 31, 1998:

                                        Number of  Unrealized
                 Type                   Contracts Appreciation
--------------------------------------------------------------
CAC 40 Index Future (3/99)                 154        $128,678
DAX Index Future (3/99)                     80       1,851,345
FTSE 100 Index (3/99)                      474       1,746,350
Topix Index Future (3/99)                   56          32,343
U.S. Treasury 10 Year Inflation (3/99)      11         123,181
                                                  ------------
                                                    $3,881,897
                                                  ------------

(b) Forward foreign currency contracts outstanding at December 31, 1998, were summarized as follows:

                            Principal
      Contracts              Amount      Unrealized
      To Buy or Expiration Covered By   Appreciation
Type   To Sell    Month     Contract   (Depreciation)
-----------------------------------------------------
BP       Buy       1/99    $23,704,665    $(189,725)
DM       Buy       1/99     22,802,964      165,416
FF       Buy       1/99     14,975,810       41,111
        Sell       1/99     13,746,000       (1,641)
JY       Buy       1/99    158,483,185    3,428,168
        Sell       1/99     55,539,133   (2,931,315)
IL       Buy       1/99      7,479,554       36,480
        Sell       1/99      6,418,000      (10,575)
                                        -----------
                                           $537,919
                                        -----------


   Principal amount denoted in the indicated currency:

    BP  - British Pound
    DM  - German Mark
    FF  - French Franc
    JY  - Japanese Yen
    IL  - Italian Lira

(c) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                               $974,121,233
                                                             ------------
Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost          $113,294,148
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value          (101,394,004)
                                                             ------------
Net unrealized appreciation                                   $11,900,144
                                                             ------------

See Notes to Financial Statements

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                 Market
                                       Shares     Value
                                       ------    ------
COMMON STOCKS - 91.74%
Argentina - 5.58%
Astra Argentina De                      317,470  $374,965
Banco Frances SA                         42,234   300,142
Banco Galicia                            68,922   303,541
Dalmine Siderar SA                        1,979     5,249
Dalmine Siderca SA                      230,037   262,487
Inversiones Y Representaciones GDR        6,742   187,512
Molinos Rio De La Plata                  27,043    63,611
Perez Compancia ADR                      76,943   651,523
Renault Argentina SA                     39,560    49,892
Telefonica De Argentina ADR              48,153 1,345,274
Transportadora De Gas ADS               115,189   228,288
YPF Sociedad Anonima ADR                 77,300 2,159,569
                                                ---------
                                                5,932,053
                                                ---------
Brazil - 8.18%
Aracruz Celulose SA PNB                 210,000   156,457
Banco Bradesco SA                    95,949,207   532,169
Banco Bradesco SA Rights              3,977,012     2,305
Banco Itau SA PN                      1,504,300   734,704
Centrais Eletrobras                  59,809,000 1,148,650
Cia Cervejaria Brahma                   602,600   263,388
Cia Energetica Minas Ger             22,432,782   427,114
Cia Paulista De Forca E               2,339,037   168,457
Cia Siderurgica Nacional             23,710,600   529,955
Cia Souza Cruz Ind Com                   52,400   338,344
Cia Vale Do Rio Doce                     65,380   838,899
Petrol Brasileiros                    6,517,800   739,188
Telebras ADR                             30,600 2,224,237
Telecommunicacues Brasileiras ADR     8,022,100   358,604
Usinas Siderurgicas Mina                104,759   231,545
                                                ---------
                                                8,694,016
                                                ---------
Chile - 7.02%
Banco Santander ADR                      71,775 1,049,709
Compania Cervecerias Unidas ADR          18,600   358,050
Compania De Telefono Chili ADR           75,906 1,570,305
Empresa ADR                              81,575   927,916
Enersis ADR                              66,685 1,721,307
Gener SA ADR                             41,574   665,184
Madeco SA ADR                            42,085   352,462
Masisa SA ADR                            49,075   312,853
Sociedad Quimica Y Minera Chile          14,690   494,869
                                                ---------
                                                7,452,655
                                                ---------
Greece - 2.75%
Alpha Credit Bank                         4,440   462,850
Ergo Bank SA                              2,200   254,298
Hellenic Bottling Co SA                  11,000   339,262
Hellenic Telecommun Organization SA      35,555   945,004
National Bank of Greece                   3,120   701,249
Titan Cement Co                           3,000   230,111
                                                ---------
                                                2,932,774
                                                ---------

                                         Market
                                Shares    Value
                                ------   ------
Hungary - 8.97%
Danubius Hotels RT *             12,900  $269,997
Gedeon Richter RT                24,150 1,028,291
Graboplast RT                     4,700    35,880
Magyar Olaj Es Gazipare          87,300 2,392,364
Matav RT                        667,000 3,810,457
Otp Bank RT                      34,900 1,747,591
Pick Szeged RT                    5,650   239,918
                                        ---------
                                        9,524,498
                                        ---------
India - 2.92%
Bajai Auto GDR                   14,995   234,372
BSES Ltd GDR                     11,800   150,450
Eih Ltd GDR                      14,200    78,100
Gujarat Ambuja GDR               18,200   120,120
Hindalco Industries GDR *        27,200   319,056
Indian Hotels Co Ltd GDR         15,070   131,863
Indian Rayon & Industries GDR    22,800    57,683
Larsen & Tourbro Ltd             16,300   125,184
Mahanagar Telephone Niga         37,300   455,060
Reliance Industries GDS          53,900   301,840
State Bank of India GDR          40,200   334,866
Tata Engineering & Loco Co GDR   80,120   320,480
Videsh Sanchar Nigam Ltd         38,300   469,175
                                        ---------
                                        3,098,249
                                        ---------
Israel - 7.66%
Agis Industries Ltd *            52,800   279,352
Bank Leumi Le                   335,000   473,715
Bezek *                         208,200   650,406
Bezek Hapoalim Bm               621,100 1,124,737
Blue Square Chain Stores *       39,200   470,415
ECI Telecommunications ORD       27,800   990,375
Elite Industries *               22,980   701,857
Formula Systems                  22,700   562,287
ICL Israel Chemical             458,000   452,691
Koor Industries                   9,100   794,406
Super-Sol                       233,400   579,823
Teva Pharmaceutical ADR          25,970 1,061,733
                                        ---------
                                        8,141,797
                                        ---------
Kazakhstan - 0.44%
Central Asia Regional GR *      155,596   466,789
                                        ---------
                                          466,789
                                        ---------
Mexico - 8.14%
Cemex SA                        112,196   241,836
Cifra V *                       576,063   697,906
Controladora Coml Mexica        273,004   192,936
Desc SA `B'                     252,500   214,134
Desc SA `C'                       2,505     2,352
Empresas Ica Sociedad           125,784    93,973
Empresas Moderna SA              88,700   522,976
Fomento Economico Mexica         11,884   316,412
Grupo Bimbo `A'                 164,800   316,123
Grupo Carso SA De Cv            129,400   438,954

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                            Market
                                  Shares     Value
                                  ------    ------
Grupo Financiero Banamex *         274,979  $316,483
Grupo Industrial Alfa              133,600   376,319
Grupo Mexico SA                    162,150   360,151
Grupo Modelo SA De Cv              481,528 1,018,477
Grupo Televisa GDS                  12,450   307,359
Industrias Penoles SA               87,750   265,775
Kimberly Clark De Mexico           125,880   400,325
Telefonos De Mexico ADR             50,000 2,434,375
Tubos De Acero De Mexico             8,361    54,024
Tv Azteca SA ADR                    10,600    70,887
                                           ---------
                                           8,641,777
                                           ---------
Peru - 3.88%
Banco Wiese ADR                    111,450   208,969
Cementos Lima SA                    80,555    95,987
Creditcorp ADR                      74,577   671,193
Enrique Ferreyros                  125,206   113,084
Luz Del Sur                        283,600   182,446
Minas Buenaventura `A'              48,524   292,174
Minas Buenaventura `B'              13,531    81,473
Minsur SA                           55,176    86,029
Southern Peru Copper                13,623    41,014
Telefonica De Peru `B'           1,566,958 1,971,422
Union De Cervecerias Peru        1,134,595   373,944
                                           ---------
                                           4,117,735
                                           ---------
Philippines - 2.07%
Ayala Land Inc                     618,300   174,841
Manila Electric Co                  88,000   282,776
Metropolitan Bank & Trust           50,200   361,337
Petron Corp *                    2,152,000   235,116
Philippine Long Distance            19,400   498,715
San Miguel Corp `B'                147,700   284,768
Sm Prime Holdings Inc            1,923,800   365,967
                                           ---------
                                           2,203,520
                                           ---------
Poland - 8.36%
Amica Wronki *                      50,100   222,667
Argos Holding *                      7,900    28,584
Bank Handlowy W Warszawi            57,540   709,824
Bank Przemyslowo Handlow             6,180   366,223
Bank Rozwoju Eksportu               47,585 1,098,115
Bank Slaski SA                      19,840 1,028,741
Big Bank Gdanski SA                536,100   481,115
Debica                              16,250   240,741
Elektrim                           172,290 1,865,249
Polifarb                           177,689   422,707
Softbank Sa                         12,590   326,407
Stomil Olsztyn SA                   34,200   174,410
Telekomunikacja Polska GDR *       215,000 1,096,500
Wielkopolski Bank                  130,786   823,467
                                           ---------
                                           8,884,750
                                           ---------
Portugal - 5.70%
Banco Commercial Portugal           15,570   477,879
Banco Espirito Santo                17,287   535,632
BPI                                 15,600   528,514
Brisa Auto-Estradas De Portugal      4,500   264,443

                                                Market
                                      Shares     Value
                                      ------    ------
Cimpor Cimentos De Portugal             13,802  $439,837
Electricidade De Portugal               65,100 1,430,891
Investec                                 6,250   214,887
Jeronimo Martins                         7,395   403,867
Mundial Confianca *                      8,500   269,881
Portugal Telecom                        24,319 1,113,140
Sonae Industria E Investmentos           7,717   374,523
                                               ---------
                                               6,053,494
                                               ---------
South Africa - 4.99%
Absa Group Ltd                          40,260   190,697
Anglo American Platinum                 26,600   364,436
Anglogold Ltd                            6,330   246,311
Barlow Ltd                              83,548   320,561
DeBeers Consolidated Minings ADR        50,540   643,521
Driefontein                             42,000   167,565
Firstrand Ltd                          221,000   240,877
Liberty Life Association of Africa      38,738   532,707
Naspers Ltd                             75,550   295,004
Nedcor * ~                              28,387   496,773
Rembrandt Group                        109,017   666,290
Sasol Ltd                               65,100   245,911
Smith CG Ltd                           110,642   250,765
South African Breweries                 33,902   570,381
Woolworth GDR                           15,100    68,403
                                               ---------
                                               5,300,202
                                               ---------
South Korea - 4.97%
Hyundai Motor Co Ltd                    17,300   307,747
Korea Electric Power Corp               57,400 1,421,879
Korea Fund *                           110,400 1,021,200
LG Chemical                             30,500   332,127
Pohang Iron & Steel ADR                 21,900   377,775
Samsung Display Devices *                7,900   389,418
Samsung Electronics Co                  14,700   986,110
Shinsegae Dept Store                     7,700   168,978
SK Corp                                 19,800   271,571
                                               ---------
                                               5,276,805
                                               ---------
Taiwan - 0.03%
President Enterprise GDS * ~             3,456    30,672
                                               ---------
                                                  30,672
                                               ---------
Turkey - 7.27%
Adana Cimento                       10,662,280   196,072
Akbank                              20,306,784   412,059
Arcelik                             26,196,500   755,828
Aygaz AS                             4,308,000   286,836
Bagfas Bandirma Gubre                4,240,000   168,041
Brisa Bridgestone Sabanc            11,003,000   247,690
Cukurova Elektrik As                   354,000   381,611
Ege Biracilik Ve Malt                5,635,000   437,722
Eregli Demir Ve Celik FA *           5,942,000   244,914
Migros Turk Tas                        715,313   714,405
Netas Telekomunik *                  3,926,000    72,197
Sabanci Holding                     23,645,000   363,596
Turkiye Garanti Bankasi *           31,312,500   774,374

See Notes to Financial Statements             See explanation of symbols on B-57

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                 Market
                                     Shares      Value
                                     ------      ------
Turkiye Is Bankasi `C'             75,305,500   $1,957,847
Yapi Ve Kredi Bank                 61,255,432      708,884
                                              ------------
                                                 7,722,076
                                              ------------
Venezuela - 2.81%
Banco Provincial                      378,976      412,879
Cia Anonima Telefono De Venezuela      64,550    1,149,797
Corp Venezolana De Cemen              462,950      303,439
Electricidad De Caracas             1,704,370      735,792
Mavesa SA ADR                          39,550      148,313
Siderurgica Venezolana              3,593,283      232,338
                                              ------------
                                                 2,982,558
                                              ------------
Total Common Stocks
 (Cost $120,930,817)                            97,456,420
                                              ------------
                                   Principal
                                     Amount      Value
                                   ---------     -----
SHORT-TERM INVESTMENT - 8.26%
Chase Bank London
 4.875% due 01/04/99               $8,770,157    8,770,157
                                              ------------
Total Short-Term Investment
 (Cost $8,770,157)                               8,770,157
                                              ------------
TOTAL EMERGING MARKETS PORTFOLIO
 (COST $129,700,974)                          $106,226,577
                                              ------------

Notes to Schedule of Investments

(a) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                               $129,700,974
                                                             ------------
Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost            $5,926,063
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value           (29,400,460)
                                                             ------------
Net unrealized depreciation                                  $(23,474,397)
                                                             ------------


              Explanation of Symbols For Schedules of Investments

  ~  Securities purchased in a
     private placement
     transaction; resale to the
     public may require
     registration.
  #  Forward buy contract.
  +  Securities are valued under
     procedures established by
     the Board of Trustees.
  *  Non-income producing
     securities.
  ** Securities have been
     fully/partially segregated
     with the custodian to cover
     margin requirements for open
     futures contracts as of
     December 31, 1998.
  "  Pass-through security backed
     by a pool of mortgages or
     other loans on which
     principal payments are
     periodically made.
     Therefore, the effective
     maturity is shorter than the
     stated maturity.


See Notes to Financial Statements

                              PACIFIC SELECT FUND
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

 The Pacific Select Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company, organized as a Massachusetts business trust on May 4, 1987. The Fund currently consists of fourteen separate portfolios (the "Portfolios"): the Money Market Portfolio, the High Yield Bond Portfolio, the Managed Bond Portfolio, the Government Securities Portfolio, the Growth Portfolio, the Aggressive Equity Portfolio, the Growth LT Portfolio, the Equity Income Portfolio, the Multi-Strategy Portfolio, the Equity Portfolio, the Bond and Income Portfolio, the Equity Index Portfolio, the International Portfolio, and the Emerging Markets Portfolio. The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are owned. The investment objective of each Portfolio is summarized in the following table:

 Money Market          Current income consistent with preservation of capital

-------------------------------------------------------------------------------
 High Yield Bond       High level of current income

-------------------------------------------------------------------------------
 Managed Bond          Maximize total return consistent with prudent investment
                       management

-------------------------------------------------------------------------------
 Government Securities Maximize total return consistent with prudent investment management

-------------------------------------------------------------------------------
 Growth                Growth of capital

-------------------------------------------------------------------------------
 Aggressive Equity     Capital appreciation

-------------------------------------------------------------------------------
 Growth LT             Long-term growth of capital consistent with the
                       preservation of capital

-------------------------------------------------------------------------------
 Equity Income         Long-term growth of capital and income

-------------------------------------------------------------------------------
 Multi-Strategy        High total return

-------------------------------------------------------------------------------
 Equity                Capital appreciation

-------------------------------------------------------------------------------
 Bond and Income       Provide total return and income consistent with prudent
                       investment management

-------------------------------------------------------------------------------
 Equity Index          Provide investment results that correspond to the total
                       return performance of common stocks publicly traded in
                       the U.S.

-------------------------------------------------------------------------------
 International         Long-term capital appreciation

-------------------------------------------------------------------------------
 Emerging Markets      Long-term growth of capital


 At December 31, 1998, shares of the Fund were offered only to Pacific Select, Pacific Select Exec, Pacific COLI, Pacific Select Variable Annuity, Separate Account A and Pacific Corinthian Variable Separate Accounts of Pacific Life Insurance Company (formerly named Pacific Mutual Life Insurance Company).

 Pursuant to consent received from the Insurance Department of the State of California, Pacific Mutual Life Insurance Company ("Pacific Mutual") implemented a plan of conversion to form a mutual holding company structure (the "Conversion") on September 1, 1997. The Conversion created Pacific LifeCorp, an intermediate stock holding company and Pacific Mutual Holding Company ("PMHC"), a mutual holding company. Pacific Mutual was converted to a stock life insurance company and renamed Pacific Life Insurance Company ("Pacific Life"). Under their respective charters, PMHC must always own at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. PMHC's members, as defined in the PMHC Bylaws, have certain membership interests in PMHC, consisting principally of the right to vote on the election of the Board of Directors of PMHC and on other matters, and certain rights upon liquidation or dissolution of PMHC.

 The Fund commenced operations on January 4, 1988. All Portfolios began operations at that date, except the Equity Index Portfolio which commenced operations on January 30, 1991, the Growth LT Portfolio which commenced operations on January 4, 1994, the Aggressive Equity Portfolio and the Emerging Markets Portfolio which commenced operations on April 1, 1996, and the Equity Portfolio and the Bond and Income Portfolio which commenced operations on January 19, 1984 as series of the Pacific Corinthian Variable Fund.


2. SIGNIFICANT ACCOUNTING POLICIES

 The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 A. Portfolio Valuation

 The net asset value per share is calculated separately for each Portfolio. The net asset value per share is determined by dividing the value of each Portfolio's net assets by the number of outstanding shares of the Portfolio. Portfolio securities are valued and the net asset value per share is determined at or about 4:00 p.m. New York City time on each day the New York Stock Exchange is open.

 Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between the representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith pursuant to procedures established by the Board of Trustees of the Fund (such valuation methods were used for approximately 6% and

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)

8% of the Managed Bond and Government Securities Portfolios' investments, respectively, as of December 31, 1998). Money market instruments are valued at amortized cost which approximates market value.

 B. Securities Transactions and Investment Income

 Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Interest income is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

 C. Foreign Currency Translation

 Foreign securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions. Pursuant to U.S. Federal income tax regulations, the Fund computes the effect of changes in foreign exchange rates from the fluctuations arising from changes in market prices on the sale of foreign currency denominated debt obligations. This foreign exchange component of the net gains or losses realized on the sales and maturities of such debt obligations is treated as ordinary income or loss for Federal income tax purposes.

 The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reported as net realized and unrealized foreign exchange gain or loss.

 Reported net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate.

 D. Income Taxes

 The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

 E. Foreign Taxes on Dividends

 Dividend income in the statements of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Growth Portfolio--$5,843; Aggressive Equity Portfolio--$18,679; Growth LT Portfolio--$96,953; Equity Income Portfolio--$91,804; Multi-Strategy Portfolio--$18,100; Equity Portfolio--$18,223; Equity Index Portfolio-- $103,757; International Portfolio--$2,149,658; Emerging Markets Portfolio-- $269,683.

 F. Expense Allocation

 General expenses of the Fund (including trustees, legal and audit fees, and proxy and shareholder meeting costs) are allocated among the Portfolios in proportion to their relative average daily net assets. Expenses which relate exclusively to a particular Portfolio (including advisory fees, registration fees, brokerage commissions, interest expenses and certain taxes) are borne directly by the particular Portfolio.

 G. Organization Costs

 Expenses incurred by each Portfolio in connection with its organization are being amortized over five years at the rates of 10%, 15%, and 25% in years one, two, and three through five, respectively. At December 31, 1998, the unamortized balance of such expenses amounted to $11,707 each for the Aggressive Equity Portfolio and the Emerging Markets Portfolio.

 H. Equalization

 The Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares.

 I. Interest Rate and Stock Index Futures Contracts

 An interest rate contract is an agreement between two parties to buy and sell a specified quantity of a financial instrument at a specified price at a future date. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)

to reflect the market value of the contract at the end of each day's trading. Variation margin receivables or payables represent the difference between the unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund's cost of the contract. Interest rate futures contracts are used as non-leveraged substitutes for the underlying physical securities. Stock index futures are entered into for the purposes of maintaining a correlation with the Standard & Poor's Composite 500 Index. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Portfolios have in the particular classes of instruments. Risks associated with the use of the stock index futures contracts include an imperfect correlation between the movement in the index and the movement in the market values of the securities held in that market. Risks may also arise if there is an illiquid secondary market for the instruments, or the inability of counterparties to perform.

 J. Options on Futures Contracts

 The Managed Bond and Government Securities Portfolios wrote options on interest rate futures contracts during the year ended December 31, 1998. When the fund writes (sells) an option, an amount equal to the premium received is recorded as an asset with an equal liability which is marked-to-market based on the option's quoted daily settlement price. Any fluctuation in the value of such an instrument is recorded as unrealized appreciation or depreciation until terminated, at which time realized gains and losses are recognized. The purposes of using options on futures contracts include hedging exposure to rising interest rates while retaining capital gain potential from falling rates and capitalizing on anticipated changes in market volatility. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the statements of assets and liabilities. Risks may include an imperfect correlation between the changes in the market values of the securities held by the Fund and the prices of futures options, an illiquid secondary market for the instruments, or the inability of counterparties to perform.

 K. Forward Foreign Currency Contracts

 Forward foreign currency contracts may be used for the purpose of hedging against foreign exchange risk arising from the Fund's investment in foreign securities. These contracts are "marked-to-market" daily at the applicable translation rates and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

 L. Repurchase Agreements

 Each Portfolio in the Fund may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

3. INVESTMENT ADVISORY, AGENCY, AND DISTRIBUTION AGREEMENTS

 Pursuant to an Investment Advisory Agreement, Pacific Life serves as Investment Adviser to the Fund, and receives from the Fund the following advisory fees: for the Money Market Portfolio, an annual rate of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and
 .30% of the average daily net assets of the Portfolio in excess of $500 million; for the High Yield Bond, Managed Bond, Government Securities, and Bond and Income Portfolios, an annual rate of .60% of average daily net assets of each of the Portfolios; for the Growth, Equity Income, Multi-Strategy and Equity Portfolios, an annual rate of .65% of average daily net assets of each of the Portfolios; for the Aggressive Equity Portfolio, an annual rate of .80% of the average daily net assets of the Portfolio; for the Growth LT Portfolio, an annual rate of .75% of the average daily net assets of the Portfolio; for the Equity Index Portfolio, an annual rate of .25% of the first $100 million of the average daily net assets of the Portfolio, .20% of the next $100 million of the average daily net assets of the Portfolio, and .15% of the average daily net assets of the Portfolio in excess of $200 million; for the International Portfolio, an annual rate of .85% of the average daily net assets of the Portfolio; and for the Emerging Markets Portfolio, an annual rate of 1.10% of the average daily net assets of the Portfolio. The fees are accrued daily.

 The Fund and Pacific Life also entered into an Agreement for Support Services effective October 1, 1995, pursuant to which Pacific Life provides support

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)

services that are outside the scope of Pacific Life's responsibilities under the Advisory Contract. Under the Agreement, the Fund compensates Pacific Life for its expenses in providing support services to the Fund in connection with various matters including the expense of registering and qualifying the Fund on State and Federal levels, providing legal and accounting services, maintaining the Fund's legal existence, shareholders' meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. Pacific Life provides these support services to the Fund on a cost reimbursement basis.

 Pursuant to Portfolio Management Agreements, the Fund and Pacific Life employ portfolio managers for twelve of the fourteen Portfolios of the Fund. The costs of such services are borne by Pacific Life as Investment Adviser to the Fund.

 Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.

 Pacific Mutual Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund's shares without remuneration from the Fund.

4. CUSTODIAN AND RECORDKEEPING AGENT

 Custodial and recordkeeping service costs are accrued under the Custody Agreements on a daily basis by the Fund on a per transaction and net asset basis for each Portfolio.

5. DISTRIBUTIONS TO SHAREHOLDERS

 The Fund currently declares and pays dividends on net investment income monthly for all the Portfolios, except the International Portfolio and the Emerging Markets Portfolio, for which dividends are declared and paid at least annually. All realized capital gains are distributed at least annually for all Portfolios. Distributions to shareholders are recorded on the ex-dividend date. All dividends are reinvested in additional shares of the related Portfolios unless a shareholder elects to receive a dividend in cash.

 The Fund declared and paid sufficient dividends on net investment income and capital gains distributions during 1998 to qualify as a regulated investment company, and is not required to pay the Federal excise tax under Regulation M of the Internal Revenue Code ("the Code"). The Fund also intends to declare and distribute sufficient dividends during 1999 to avoid Federal income and capital gains taxes, pursuant to the Code. Net capital loss carryovers and post-October 31 capital losses, if any, as of December 31, 1998, are available to offset future realized capital gains and thereby reduce future taxable gains distributions.

 Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, wash sales, futures and options. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital.

6. TRANSACTIONS WITH AFFILIATES

 The Fund has incurred $42,096,141 of investment advisory fees and $231,976 of support services expenses to Pacific Life for the year ended December 31, 1998 (Note 3). As of December 31, 1998, $4,159,070 and $105,465 respectively, remained payable.

 Pacific Life has voluntarily undertaken to waive its fees or otherwise reimburse the Fund for its operating expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign tax on dividends, interest, or gains, and extraordinary expenses, in excess of .25% of average daily net assets, through December 31, 1999. For the year ended December 31, 1998, the operating expenses for each of the Portfolios were below the .25% expense cap.

 Certain officers and directors of Pacific Life are also officers and trustees of the Fund.

7. CUSTODIAN CREDITS

 Under an agreement between each Portfolio and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are shown under the caption "Custodian Credits" on the Statements of Operations.

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)

8. PURCHASES AND SALES OF SECURITIES

 Purchases and sales of securities (excluding short-term investments and the Money Market Portfolio since it trades exclusively in short-term debt securities) for the year ended December 31, 1998 are summarized in the following table:


                              U.S. Government Securities       Other Securities
                              --------------------------       ----------------
                                Purchases       Sales       Purchases       Sales
                                ---------       -----       ---------       -----
 High Yield Bond Portfolio       $5,065,625    $4,048,750  $355,702,089 $245,788,488
 Managed Bond Portfolio       1,488,926,527 1,202,113,787   261,673,010  118,930,269
 Government Securities
 Portfolio                      419,560,632   337,107,676    49,367,823   10,051,805
 Growth Portfolio                                           132,602,121  118,773,921
 Aggressive Equity Portfolio                                361,821,040  284,030,379
 Growth LT Portfolio                                      1,048,352,951  992,961,336
 Equity Income Portfolio                                  1,039,153,735  793,448,525
 Multi-Strategy Portfolio       179,255,994   165,926,301   431,236,248  282,100,986
 Equity Portfolio                                           601,343,686  495,868,998
 Bond and Income Portfolio      164,562,427   122,848,670   125,603,086  100,385,277
 Equity Index Portfolio                                     369,306,902   28,139,258
 International Portfolio                                    540,386,856  377,642,144
 Emerging Markets Portfolio                                  70,497,766   27,913,479

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)

9.SHARES OF BENEFICIAL INTEREST

  Transactions in Fund shares for the years ended December 31, 1998 and 1997 were as follows:

                                                                   High Yield Bond          Managed Bond
                                  Money Market Portfolio              Portfolio               Portfolio
                                   1998             1997           1998        1997        1998        1997
                             ---------------------------------------------------------------------------------
   Beginning Balances              44,902,429       32,078,144  31,189,867  18,585,912  42,072,937  24,216,721
   Shares sold                    161,374,210       69,266,087  15,780,671  16,492,058  25,342,250  18,496,718
   Distributions reinvested         2,477,219        2,055,630   3,355,168   2,132,659   3,471,301   1,899,678
   Shares redeemed               (161,102,188)     (58,497,432) (8,621,585) (6,020,762) (3,566,392) (2,540,180)
                             ---------------------------------------------------------------------------------
   Ending Balances                 47,651,670       44,902,429  41,704,121  31,189,867  67,320,096  42,072,937
                             ---------------------------------------------------------------------------------

                                                                                          Aggressive Equity
                             Government Securities Portfolio      Growth Portfolio            Portfolio
                                   1998             1997           1998        1997        1998        1997
                             ---------------------------------------------------------------------------------
   Beginning Balances              12,051,232        9,394,471  10,020,064   7,800,722  10,976,802   4,626,146
   Shares sold                      9,301,422        4,335,056   4,068,349   2,932,756  10,212,762  10,100,063
   Distributions reinvested           957,236          554,504   1,071,873   1,063,998       5,359
   Shares redeemed                 (4,964,086)      (2,232,799) (3,470,285) (1,777,412) (3,915,124) (3,749,407)
                             ---------------------------------------------------------------------------------

   Ending Balances                 17,345,804       12,051,232  11,690,001  10,020,064  17,279,799  10,976,802
                             ---------------------------------------------------------------------------------

                                                                    Equity Income          Multi-Strategy
                                   Growth LT Portfolio                Portfolio               Portfolio
                                   1998             1997           1998        1997        1998        1997
                             ---------------------------------------------------------------------------------
   Beginning Balances              39,129,648       26,561,383  32,938,927  20,994,540  22,687,601  15,296,734
   Shares sold                     13,850,638       14,040,035  13,266,463  12,098,809  10,504,376   7,072,785
   Distributions reinvested         1,902,343        1,725,463   4,741,512   1,821,638   2,660,280   1,534,626
   Shares redeemed                 (6,040,388)      (3,197,233) (4,012,925) (1,976,060) (2,573,665) (1,216,544)
                             ---------------------------------------------------------------------------------

   Ending Balances                 48,842,241       39,129,648  46,933,977  32,938,927  33,278,592  22,687,601
                             ---------------------------------------------------------------------------------

                                                                   Bond and Income          Equity Index
                                     Equity Portfolio                 Portfolio               Portfolio
                                   1998             1997           1998        1997        1998        1997
                             ---------------------------------------------------------------------------------
   Beginning Balances              13,315,239        9,869,194   8,674,393   6,789,034  33,994,421  19,267,562
   Shares sold                      5,574,261        5,203,027   6,487,680   2,986,511  16,549,343  17,509,062
   Distributions reinvested           876,648          474,172     670,883     603,053     829,868   1,316,528
   Shares redeemed                 (2,594,350)      (2,231,154) (1,957,885) (1,704,205) (5,085,686) (4,098,731)
                             ---------------------------------------------------------------------------------
   Ending Balances                 17,171,798       13,315,239  13,875,071   8,674,393  46,287,946  33,994,421
                             ---------------------------------------------------------------------------------

                                                                  Emerging Markets
                                 International Portfolio              Portfolio
                                   1998             1997           1998        1997
                             ---------------------------------------------------------------------------------
   Beginning Balances              47,142,608       29,479,456  10,502,506   4,554,623
   Shares sold                     75,839,873       24,443,338   6,655,635  11,872,367
   Distributions reinvested         4,302,553        1,503,506     174,623      51,232
   Shares redeemed                (64,241,801)      (8,283,692) (1,771,212) (5,975,716)
                             ---------------------------------------------------------------------------------
   Ending Balances                 63,043,233       47,142,608  15,561,552  10,502,506
                             ---------------------------------------------------------------------------------



                               -----------------

1998 Annual Report

 .Pacific Select Fund


         Accountants
    Deloitte & Touche LLP
    695 Town Center Drive
         Suite 1200
Costa Mesa, California 92626


           Counsel
   Dechert Price & Rhoads
    1775 Eye Street, N.W.
 Washington, D.C. 20006-2401



Form No. 15-20951-01

                                                                 BULK RATE
  Pacific Life Insurance Company                               U.S. POSTAGE
  700 Newport Center Drive                                         PAID
  P.O. Box 7500
  Newport Beach, CA 92658-7500                                 PACIFIC LIFE
                                                                   92799

  ADDRESS SERVICE REQUESTED